UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
, 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-05199

Columbia Funds Variable Insurance Trust

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2021
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Long Government/Credit Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2017
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since February 2022
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	-3.21	7.51	4.78
Class 2	04/30/13	-3.47	7.23	4.52
Bloomberg U.S. Long Government/Credit Bond Index		-2.52	7.39	5.37
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by the Investment Manager pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Long Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least ten years. Effective August 24, 2021, the Bloomberg Barclays U.S. Long Government/Credit Bond Index was re-branded as the Bloomberg U.S. Long Government/Credit Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Long Government/Credit Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Agency	0.8
Corporate Bonds & Notes	58.6
Foreign Government Obligations	0.9
Money Market Funds	2.1
U.S. Treasury Obligations	37.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
AAA rating	40.1
AA rating	4.7
A rating	17.3
BBB rating	35.2
BB rating	2.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 99.02% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2021, Class 2 shares of the Fund returned -3.47%. The Fund underperformed its benchmark, the Bloomberg U.S. Long Government/Credit Bond Index, which returned -2.52% during the same time period.
Market overview
As pandemic-related restrictions were eased over the period, robust economic growth and corporate earnings supported risk sentiment and credit-oriented segments of the bond market. In addition, both U.S. monetary and fiscal policy were highly supportive for much of the period. In this vein, Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, leading to increased market volatility. The Fed officially tightened policy in November as it began tapering its monthly bond purchases. December saw the Fed signal the likelihood of three increases in the federal funds rate in 2022.
Bond market returns for the 12 months were muted given the move higher in U.S. Treasury yields. To illustrate, the 10-year Treasury note yield, which entered the year at 0.93%, reached as high as 1.74% at the end of the first quarter before drifting lower and ending 2021 at 1.52%.
The Fund’s notable detractors during the period
•	The Fund’s security selection detracted from performance relative to the benchmark, specifically selection within the energy and banking segments.
The Fund’s notable contributors during the period
•	The Fund’s allocation across industries contributed positively to performance relative to the benchmark, most notably overweights to midstream energy, life insurance, and wirelines within telecommunications. The Fund’s largest industry overweights, relative to the benchmark, included banking, life insurance and aerospace & defense.
•	The Fund’s positioning along the yield curve and stance with respect to duration and corresponding interest rate sensitivity contributed to performance as interest rates finished the period higher. The Fund was positioned neutrally with respect to the curve and duration at period-end.
Derivative usage
The Fund employed Treasury futures contracts during the 12-month period to seek to reduce the potentially negative impact of rising interest rates. The use of these derivatives, on a stand-alone basis, contributed to Fund performance during the period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,018.10	1,022.68	2.54	2.55	0.50
Class 2	1,000.00	1,000.00	1,017.30	1,021.42	3.81	3.82	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2016-20L Class 1
12/01/2036	2.810%	3,541,569	3,738,272
Series 2017-20E Class 1
05/01/2037	2.880%	315,129	333,312
Series 2017-20F Class 1
06/01/2037	2.810%	2,601,319	2,724,578
Series 2017-20G Class 1
07/01/2037	2.980%	2,497,514	2,654,069
Series 2017-20H Class 1
08/01/2037	2.750%	2,242,127	2,342,790
Series 2017-20I Class 1
09/01/2037	2.590%	3,585,681	3,747,275
Total Asset-Backed Securities — Agency (Cost $14,783,338)			15,540,296

Corporate Bonds & Notes 58.2%

Aerospace & Defense 3.0%
BAE Systems PLC(a)
02/15/2031	1.900%	14,330,000	13,614,146
Boeing Co. (The)
05/01/2034	3.600%	7,597,000	7,940,195
08/01/2059	3.950%	11,460,000	11,910,706
Northrop Grumman Corp.
06/01/2043	4.750%	735,000	928,506
10/15/2047	4.030%	6,765,000	7,987,403
United Technologies Corp.
06/01/2042	4.500%	9,820,000	12,138,571
11/01/2046	3.750%	3,860,000	4,310,040
Total			58,829,567
Automotive 0.2%
General Motors Co.
04/01/2048	5.400%	2,835,000	3,621,248
Banking 10.5%
Bank of America Corp.(b)
07/23/2031	1.898%	7,890,000	7,565,503
10/24/2031	1.922%	15,105,000	14,476,260
06/19/2041	2.676%	15,480,000	14,881,949
Citigroup, Inc.(b)
06/03/2031	2.572%	20,640,000	20,810,588
05/01/2032	2.561%	2,270,000	2,282,945
11/03/2032	2.520%	2,836,000	2,836,967
Goldman Sachs Group, Inc. (The)(b)
07/21/2032	2.383%	30,305,000	29,841,696
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HSBC Holdings PLC(b)
05/24/2032	2.804%	11,582,000	11,638,678
11/22/2032	2.871%	14,988,000	15,124,336
JPMorgan Chase & Co.(b)
10/15/2030	2.739%	5,209,000	5,344,702
11/19/2031	1.764%	585,000	554,950
04/22/2032	2.580%	5,097,000	5,160,510
11/08/2032	2.545%	5,328,000	5,364,094
04/22/2052	3.328%	13,200,000	14,232,360
Morgan Stanley(b)
07/21/2032	2.239%	14,792,000	14,492,234
10/20/2032	2.511%	12,567,000	12,554,817
Wells Fargo & Co.(b)
02/11/2031	2.572%	13,865,000	14,152,102
04/30/2041	3.068%	17,350,000	17,750,374
Total			209,065,065
Cable and Satellite 2.2%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	4,315,000	5,153,571
06/30/2062	3.950%	16,158,000	15,612,007
Comcast Corp.
01/15/2051	2.800%	4,285,000	4,084,681
11/01/2052	4.049%	3,645,000	4,283,220
Comcast Corp.(a)
11/01/2056	2.937%	9,092,000	8,660,586
NBCUniversal Media LLC
01/15/2043	4.450%	5,552,000	6,690,187
Total			44,484,252
Construction Machinery 0.4%
Caterpillar, Inc.
09/19/2049	3.250%	2,755,000	3,031,610
United Rentals North America, Inc.
02/15/2031	3.875%	4,075,000	4,138,317
Total			7,169,927
Diversified Manufacturing 1.1%
Carrier Global Corp.
04/05/2050	3.577%	8,315,000	8,845,402
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	8,599,000	10,313,181
General Electric Co.(c)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	3.533%	2,920,000	2,885,566
Total			22,044,149
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 7.2%
AEP Texas, Inc.
01/15/2050	3.450%	12,460,000	12,745,708
AES Corp. (The)
01/15/2031	2.450%	4,830,000	4,710,288
CenterPoint Energy, Inc.
09/01/2049	3.700%	4,290,000	4,681,412
Consolidated Edison Co. of New York, Inc.
04/01/2050	3.950%	1,236,000	1,419,509
Dominion Energy, Inc.
08/15/2031	2.250%	7,221,000	7,073,277
Dominion Resources, Inc.
12/01/2044	4.700%	1,900,000	2,354,771
DTE Energy Co.
06/15/2029	3.400%	4,952,000	5,241,374
Duke Energy Corp.
06/15/2051	3.500%	9,523,000	9,899,425
Emera US Finance LP
06/15/2046	4.750%	5,245,000	6,230,078
Eversource Energy
08/15/2030	1.650%	12,261,000	11,480,196
01/15/2050	3.450%	2,047,000	2,167,900
Exelon Corp.
04/15/2050	4.700%	7,270,000	9,166,223
Georgia Power Co.
03/15/2042	4.300%	18,565,000	21,252,074
Jersey Central Power & Light Co.(a)
03/01/2032	2.750%	1,380,000	1,404,194
NextEra Energy Capital Holdings, Inc.
01/15/2052	3.000%	2,727,000	2,727,850
Pacific Gas and Electric Co.
07/01/2050	4.950%	10,410,000	11,402,934
PacifiCorp
02/15/2050	4.150%	1,526,000	1,809,564
Southern California Edison Co.
04/01/2047	4.000%	865,000	955,248
03/01/2048	4.125%	2,200,000	2,472,467
1st Refunding Mortgage
03/15/2043	3.900%	1,252,000	1,333,036
WEC Energy Group, Inc.
10/15/2030	1.800%	9,960,000	9,393,860
Xcel Energy, Inc.
12/01/2049	3.500%	11,550,000	12,401,597
Total			142,322,985
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.4%
GFL Environmental, Inc.(a)
09/01/2028	3.500%	5,905,000	5,816,699
Waste Connections, Inc.
01/15/2052	2.950%	2,312,000	2,273,997
Total			8,090,696
Food and Beverage 2.8%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	26,569,000	33,654,247
Bacardi Ltd.(a)
05/15/2038	5.150%	9,541,000	11,757,190
05/15/2048	5.300%	1,375,000	1,808,191
Coca-Cola Co. (The)
03/05/2051	3.000%	3,491,000	3,703,826
Kraft Heinz Foods Co.
06/01/2046	4.375%	1,562,000	1,833,154
Tyson Foods, Inc.
06/02/2047	4.550%	1,900,000	2,354,950
Total			55,111,558
Health Care 1.9%
Cigna Corp.
12/15/2048	4.900%	4,859,000	6,274,157
03/15/2051	3.400%	2,706,000	2,844,824
CVS Health Corp.
07/20/2045	5.125%	10,305,000	13,399,044
HCA, Inc.
02/01/2025	5.375%	2,585,000	2,840,319
07/15/2051	3.500%	5,880,000	6,027,908
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	3,425,000	3,776,912
Thermo Fisher Scientific, Inc.
10/15/2041	2.800%	2,850,000	2,877,965
Total			38,041,129
Healthcare Insurance 1.8%
Aetna, Inc.
08/15/2047	3.875%	4,360,000	4,871,018
Anthem, Inc.
08/15/2044	4.650%	3,500,000	4,383,452
Centene Corp.
12/15/2029	4.625%	2,197,000	2,370,996
02/15/2030	3.375%	3,679,000	3,757,744
08/01/2031	2.625%	2,650,000	2,606,877

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc.
08/15/2039	3.500%	3,760,000	4,156,747
05/15/2041	3.050%	12,313,000	12,857,883
Total			35,004,717
Independent Energy 0.5%
Canadian Natural Resources Ltd.
02/15/2037	6.500%	2,580,000	3,400,765
ConocoPhillips Co.
11/15/2044	4.300%	2,890,000	3,480,497
Occidental Petroleum Corp.
04/15/2046	4.400%	528,000	544,912
08/15/2049	4.400%	2,437,000	2,476,844
Total			9,903,018
Integrated Energy 1.1%
BP Capital Markets America, Inc.
02/08/2061	3.379%	5,945,000	6,135,873
Cenovus Energy, Inc.
02/15/2052	3.750%	6,384,000	6,431,868
Shell International Finance BV
11/26/2041	2.875%	7,684,000	7,711,954
Total Capital International SA
06/29/2060	3.386%	1,315,000	1,401,533
Total			21,681,228
Life Insurance 2.4%
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	3,770,000	4,809,445
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	6,405,000	7,096,742
Metropolitan Life Global Funding I(a)
01/07/2031	1.550%	7,105,000	6,716,789
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	4,294,000	4,886,756
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	9,583,000	10,524,122
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	710,000	913,228
05/15/2050	3.300%	8,870,000	9,279,751
Voya Financial, Inc.
06/15/2046	4.800%	2,005,000	2,513,149
Total			46,739,982
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.4%
Discovery Communications LLC
05/15/2049	5.300%	3,782,000	4,781,865
Netflix, Inc.(a)
11/15/2029	5.375%	10,080,000	11,957,886
Walt Disney Co. (The)
09/15/2044	4.750%	8,657,000	11,075,096
Total			27,814,847
Metals and Mining 0.3%
Freeport-McMoRan, Inc.
03/01/2028	4.125%	5,485,000	5,686,496
Midstream 2.3%
Enterprise Products Operating LLC
01/31/2060	3.950%	7,625,000	8,230,420
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	1,345,000	1,564,697
Kinder Morgan, Inc.
02/15/2046	5.050%	8,890,000	10,645,147
MPLX LP
04/15/2048	4.700%	5,225,000	6,084,653
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	7,315,000	7,802,216
Western Gas Partners LP
08/15/2048	5.500%	1,530,000	1,829,034
Williams Companies, Inc. (The)
06/24/2044	5.750%	7,165,000	9,329,112
Total			45,485,279
Natural Gas 0.8%
NiSource, Inc.
02/15/2043	5.250%	1,575,000	2,026,893
02/15/2044	4.800%	3,351,000	4,100,481
05/15/2047	4.375%	5,114,000	6,085,340
Sempra Energy
02/01/2048	4.000%	3,650,000	4,080,997
Total			16,293,711
Pharmaceuticals 2.7%
AbbVie, Inc.
11/06/2042	4.400%	5,075,000	6,088,560
06/15/2044	4.850%	8,291,000	10,393,180
11/21/2049	4.250%	3,939,000	4,729,119
Amgen, Inc.
08/15/2041	2.800%	5,464,000	5,285,699
02/21/2050	3.375%	4,901,000	5,090,679

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bristol Myers Squibb Co.
02/20/2048	4.550%	1,402,000	1,792,048
Gilead Sciences, Inc.
10/01/2040	2.600%	6,300,000	6,040,179
10/01/2050	2.800%	4,580,000	4,434,084
Pfizer, Inc.
05/28/2050	2.700%	6,465,000	6,511,106
Roche Holdings, Inc.(a)
12/13/2051	2.607%	3,531,000	3,464,381
Total			53,829,035
Property & Casualty 0.7%
American International Group, Inc.
07/16/2044	4.500%	3,705,000	4,566,511
Berkshire Hathaway Finance Corp.
01/15/2051	2.500%	3,945,000	3,671,409
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	4,435,000	4,920,660
Total			13,158,580
Railroads 1.1%
Canadian Pacific Railway Co.
12/02/2051	3.100%	1,698,000	1,736,620
CSX Corp.
11/01/2046	3.800%	7,700,000	8,718,383
Norfolk Southern Corp.
08/15/2052	4.050%	4,725,000	5,675,389
Union Pacific Corp.
08/15/2059	3.950%	4,325,000	5,134,123
Total			21,264,515
Restaurants 0.3%
McDonald’s Corp.
09/01/2049	3.625%	5,450,000	6,026,855
Retailers 1.6%
Amazon.com, Inc.
06/03/2050	2.500%	3,650,000	3,473,829
05/12/2061	3.250%	10,563,000	11,390,840
Home Depot, Inc. (The)
04/15/2040	3.300%	1,045,000	1,131,922
12/06/2048	4.500%	4,370,000	5,665,371
Lowe’s Companies, Inc.
09/15/2041	2.800%	3,025,000	2,956,134
05/03/2047	4.050%	6,050,000	6,985,011
Total			31,603,107
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%	820,000	996,651
Technology 5.2%
Apple, Inc.
02/09/2045	3.450%	8,715,000	9,732,415
08/05/2061	2.850%	8,188,000	8,233,598
Broadcom, Inc.(a)
11/15/2036	3.187%	7,372,000	7,395,865
Fidelity National Information Services, Inc.
03/01/2041	3.100%	1,670,000	1,682,926
Intel Corp.
08/12/2051	3.050%	8,795,000	9,020,581
International Business Machines Corp.
05/15/2040	2.850%	5,150,000	5,069,359
05/15/2050	2.950%	6,742,000	6,590,196
Microsoft Corp.
08/08/2046	3.700%	880,000	1,055,964
03/17/2052	2.921%	14,625,000	15,486,629
MSCI, Inc.(a)
11/01/2031	3.625%	5,850,000	6,085,415
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	1,255,000	1,338,233
02/15/2042	3.125%	3,530,000	3,549,132
Oracle Corp.
07/08/2034	4.300%	8,105,000	8,988,142
07/15/2046	4.000%	2,500,000	2,599,466
04/01/2050	3.600%	10,976,000	10,748,967
03/25/2061	4.100%	1,518,000	1,584,849
VeriSign, Inc.
06/15/2031	2.700%	3,740,000	3,765,310
Total			102,927,047
Tobacco 0.2%
BAT Capital Corp.
08/15/2047	4.540%	3,520,000	3,680,034
Transportation Services 0.3%
FedEx Corp.
05/15/2041	3.250%	100,000	102,351
11/15/2045	4.750%	3,980,000	4,859,054
04/01/2046	4.550%	220,000	263,479
Total			5,224,884
Wireless 2.0%
American Tower Corp.
09/15/2031	2.300%	7,700,000	7,486,084

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Castle International Corp.
04/01/2031	2.100%	3,012,000	2,889,799
Rogers Communications, Inc.
11/15/2049	3.700%	6,210,000	6,535,965
T-Mobile USA, Inc.
02/15/2041	3.000%	6,820,000	6,645,452
04/15/2050	4.500%	1,670,000	1,956,661
T-Mobile USA, Inc.(a)
10/15/2052	3.400%	10,476,000	10,445,932
Vodafone Group PLC
02/19/2043	4.375%	3,205,000	3,732,037
Total			39,691,930
Wirelines 3.8%
AT&T, Inc.
09/15/2055	3.550%	6,649,000	6,661,278
12/01/2057	3.800%	32,580,000	33,947,040
Telefonica Emisiones SAU
03/06/2048	4.895%	6,755,000	8,117,741
Verizon Communications, Inc.
03/22/2041	3.400%	13,076,000	13,722,775
03/22/2061	3.700%	12,293,000	13,307,019
Total			75,755,853
Total Corporate Bonds & Notes (Cost $1,113,068,751)			1,151,548,345

Foreign Government Obligations(d) 0.8%

Mexico 0.8%
Mexico Government International Bond
08/14/2041	4.280%	16,440,000	17,066,595
Total Foreign Government Obligations (Cost $16,502,755)			17,066,595

U.S. Treasury Obligations 37.4%

U.S. Treasury
02/15/2036	4.500%	37,500,000	51,509,766
05/15/2038	4.500%	30,000,000	41,925,000
02/15/2039	3.500%	49,000,000	61,433,750
08/15/2040	3.875%	10,000,000	13,168,750
02/15/2041	4.750%	8,000,000	11,758,750
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2041	4.375%	25,383,000	35,754,335
05/15/2043	2.875%	17,600,000	20,460,000
08/15/2044	3.125%	16,500,000	20,055,234
11/15/2044	3.000%	10,000,000	11,935,938
11/15/2045	3.000%	12,000,000	14,428,125
11/15/2046	2.875%	8,000,000	9,473,750
11/15/2047	2.750%	20,750,000	24,186,719
02/15/2048	3.000%	101,200,000	123,622,125
08/15/2049	2.250%	495,000	530,346
02/15/2050	2.000%	17,600,000	17,897,000
05/15/2050	1.250%	22,250,000	18,915,977
08/15/2050	1.375%	19,610,000	17,195,519
11/15/2050	1.625%	24,800,000	23,122,125
02/15/2051	1.875%	22,000,000	21,793,750
05/15/2051	2.375%	2,600,000	2,875,031
U.S. Treasury(e)
05/15/2047	3.000%	122,157,900	148,402,761
U.S. Treasury(f)
STRIPS
02/15/2040	0.000%	38,410,800	27,574,753
11/15/2041	0.000%	13,661,000	9,295,350
05/15/2043	0.000%	19,069,000	12,484,981
Total U.S. Treasury Obligations (Cost $632,944,470)			739,799,835

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(g),(h)	40,781,119	40,772,963
Total Money Market Funds (Cost $40,776,159)		40,772,963
Total Investments in Securities (Cost: $1,818,075,473)		1,964,728,034
Other Assets & Liabilities, Net		15,047,810
Net Assets		1,979,775,844

At December 31, 2021, securities and/or cash totaling $6,004,313 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	1,692	03/2022	USD	271,460,250	1,948,516	—
U.S. Ultra Treasury Bond	215	03/2022	USD	42,381,875	46,423	—
Total					1,994,939	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(621)	03/2022	USD	(81,021,094)	—	(248,765)
U.S. Treasury Ultra 10-Year Note	(894)	03/2022	USD	(130,915,125)	—	(826,129)
Total					—	(1,074,894)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $136,445,343, which represents 6.89% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	Zero coupon bond.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	34,592,750	718,911,605	(712,728,143)	(3,249)	40,772,963	(2,046)	30,767	40,781,119
Abbreviation Legend
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	15,540,296	—	15,540,296
Corporate Bonds & Notes	—	1,151,548,345	—	1,151,548,345
Foreign Government Obligations	—	17,066,595	—	17,066,595
U.S. Treasury Obligations	690,444,751	49,355,084	—	739,799,835
Money Market Funds	40,772,963	—	—	40,772,963
Total Investments in Securities	731,217,714	1,233,510,320	—	1,964,728,034
Investments in Derivatives
Asset
Futures Contracts	1,994,939	—	—	1,994,939
Liability
Futures Contracts	(1,074,894)	—	—	(1,074,894)
Total	732,137,759	1,233,510,320	—	1,965,648,079
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	13

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,777,299,314)	$1,923,955,071
Affiliated issuers (cost $40,776,159)	40,772,963
Receivable for:
Capital shares sold	1,246
Dividends	3,409
Interest	14,165,784
Foreign tax reclaims	29,778
Variation margin for futures contracts	1,287,687
Prepaid expenses	17,786
Trustees’ deferred compensation plan	157,426
Total assets	1,980,391,150
Liabilities
Due to custodian	6,011
Payable for:
Capital shares purchased	100,399
Variation margin for futures contracts	276,281
Management services fees	26,460
Distribution and/or service fees	131
Service fees	1,040
Compensation of board members	15,987
Compensation of chief compliance officer	129
Other expenses	31,442
Trustees’ deferred compensation plan	157,426
Total liabilities	615,306
Net assets applicable to outstanding capital stock	$1,979,775,844
Represented by
Paid in capital	1,765,170,864
Total distributable earnings (loss)	214,604,980
Total - representing net assets applicable to outstanding capital stock	$1,979,775,844
Class 1
Net assets	$1,960,592,459
Shares outstanding	175,194,848
Net asset value per share	$11.19
Class 2
Net assets	$19,183,385
Shares outstanding	1,720,292
Net asset value per share	$11.15
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$30,767
Interest	54,707,659
Total income	54,738,426
Expenses:
Management services fees	9,512,718
Distribution and/or service fees
Class 2	54,302
Service fees	13,157
Compensation of board members	37,635
Custodian fees	13,394
Printing and postage fees	15,764
Audit fees	39,500
Legal fees	29,494
Interest on collateral	1,938
Compensation of chief compliance officer	499
Other	31,448
Total expenses	9,749,849
Net investment income	44,988,577
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	39,387,731
Investments — affiliated issuers	(2,046)
Futures contracts	2,369,951
Net realized gain	41,755,636
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(131,647,792)
Investments — affiliated issuers	(3,249)
Futures contracts	2,049,412
Net change in unrealized appreciation (depreciation)	(129,601,629)
Net realized and unrealized loss	(87,845,993)
Net decrease in net assets resulting from operations	$(42,857,416)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$44,988,577	$41,352,416
Net realized gain	41,755,636	84,314,983
Net change in unrealized appreciation (depreciation)	(129,601,629)	149,799,200
Net increase (decrease) in net assets resulting from operations	(42,857,416)	275,466,599
Distributions to shareholders
Net investment income and net realized gains
Class 1	(135,589,361)	(70,758,692)
Class 2	(1,313,978)	(965,457)
Total distributions to shareholders	(136,903,339)	(71,724,149)
Increase (decrease) in net assets from capital stock activity	382,998,483	(50,548,013)
Total increase in net assets	203,237,728	153,194,437
Net assets at beginning of year	1,776,538,116	1,623,343,679
Net assets at end of year	$1,979,775,844	$1,776,538,116

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	35,337,035	407,096,137	3,410,371	40,618,650
Distributions reinvested	12,041,684	135,589,361	5,584,743	70,758,692
Redemptions	(13,308,181)	(152,760,735)	(14,172,654)	(172,321,382)
Net increase (decrease)	34,070,538	389,924,763	(5,177,540)	(60,944,040)
Class 2
Subscriptions	164,343	1,884,931	1,069,779	12,981,471
Distributions reinvested	117,006	1,313,978	76,381	965,457
Redemptions	(890,100)	(10,125,189)	(295,242)	(3,550,901)
Net increase (decrease)	(608,751)	(6,926,280)	850,918	10,396,027
Total net increase (decrease)	33,461,787	382,998,483	(4,326,622)	(50,548,013)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

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Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$12.38	0.26	(0.65)	(0.39)	(0.24)	(0.56)	(0.80)
Year Ended 12/31/2020	$10.99	0.29	1.62	1.91	(0.33)	(0.19)	(0.52)
Year Ended 12/31/2019	$9.44	0.31	1.54	1.85	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.63	0.31	(0.85)	(0.54)	(0.35)	(0.30)	(0.65)
Year Ended 12/31/2017	$9.92	0.34	0.77	1.11	(0.36)	(0.04)	(0.40)
Class 2
Year Ended 12/31/2021	$12.34	0.24	(0.66)	(0.42)	(0.21)	(0.56)	(0.77)
Year Ended 12/31/2020	$10.95	0.26	1.62	1.88	(0.30)	(0.19)	(0.49)
Year Ended 12/31/2019	$9.41	0.28	1.53	1.81	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.60	0.28	(0.85)	(0.57)	(0.32)	(0.30)	(0.62)
Year Ended 12/31/2017	$9.90	0.31	0.76	1.07	(0.33)	(0.04)	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$11.19	(3.21%)	0.50%(c)	0.50%(c)	2.32%	48%	$1,960,592
Year Ended 12/31/2020	$12.38	17.25%	0.50%	0.50%	2.38%	46%	$1,747,792
Year Ended 12/31/2019	$10.99	19.74%	0.50%	0.50%	2.94%	49%	$1,607,152
Year Ended 12/31/2018	$9.44	(5.11%)	0.51%	0.51%	3.13%	80%	$1,412,097
Year Ended 12/31/2017	$10.63	11.35%	0.54%	0.54%	3.32%	161%	$1,434,026
Class 2
Year Ended 12/31/2021	$11.15	(3.47%)	0.75%(c)	0.75%(c)	2.07%	48%	$19,183
Year Ended 12/31/2020	$12.34	17.07%	0.75%	0.75%	2.11%	46%	$28,746
Year Ended 12/31/2019	$10.95	19.42%	0.75%	0.75%	2.68%	49%	$16,192
Year Ended 12/31/2018	$9.41	(5.37%)	0.76%	0.76%	2.87%	80%	$12,261
Year Ended 12/31/2017	$10.60	10.99%	0.79%	0.79%	3.07%	161%	$16,156
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	19

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
20	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,994,939*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,074,894*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	2,369,951

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	2,049,412
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	291,890,055
Futures contracts — short	216,880,544

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
24	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.54%	0.55%
Class 2	0.79	0.80
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
80,260	(80,260)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
88,307,395	48,595,944	136,903,339	63,288,473	8,435,676	71,724,149
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
54,455,270	39,512,606	—	120,796,985
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,844,851,094	135,135,392	(14,338,407)	120,796,985
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,191,547,642 and $903,845,091, respectively, for the year ended December 31, 2021, of which $119,061,702 and $38,180,741, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
28	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Long Government/Credit Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Long Government/Credit Bond Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$41,750,848
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
36	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2021

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Columbia Variable Portfolio – Long Government/Credit Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-1876 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	29.19	9.83	11.92
Class 2	06/01/00	28.80	9.56	11.67
Russell 2000 Value Index		28.27	9.07	12.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	3.3
Consumer Discretionary	10.4
Consumer Staples	4.1
Energy	6.7
Financials	28.9
Health Care	8.5
Industrials	14.3
Information Technology	9.0
Materials	8.1
Real Estate	5.6
Utilities	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 61.23% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 28.80%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 28.27% for the same time period.
Market overview
U.S. equities posted strong gains in 2021. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility.
All eleven sectors within the benchmark delivered positive gains for the period. The energy, consumer discretionary, communication services, real estate and materials sectors delivered the strongest gains, outperforming the overall benchmark’s return for the period. The health care sector lagged most, followed by utilities, consumer staples and information technology.
The Fund’s notable contributors during the period
•	The Fund generated significant outperformance versus the benchmark in the materials, industrials, consumer staples, and financials sectors.
•	Within the materials sector:
○	Capstone Mining Corp., a copper miner, delivered strong results and benefited from higher demand for copper in the face of supply shortages.
○	Ferroglobe is a U.K.-based silicon and specialty metals mining company. The company produces aluminum, silicone compounds used in the chemical industry, ductile iron, automotive parts, and photovoltaic cells, and related products. The company moved to a net profit in Q2 2021 from a net loss in Q2 2020 on a 67.4% year-over-year increase in sales.
○	Louisiana-Pacific Corp., a manufacturer of building materials, saw its stock price rise during the period, also benefiting from strength in the U.S. housing market and increased consumer focus on home improvements during the stay-at-home environment of 2020.
•	Within the financials sector, insurance provider American National Group, a long-term holding in the Fund, announced an acquisition offer from Brookfield Asset Management.
•	Within health care, medical device company iRhythm technologies, Inc., which makes wearable heart monitors, was added to the portfolio in the third quarter of 2021. Shares of iRhythm Technologies increased with the appointment of a new company President and CEO, as well as better-than-expected quarterly results.
The Fund’s notable detractors during the period
•	Stock selection, particularly within the information technology, energy and consumer discretionary sectors, weighed on the Fund’s relative results during the period.
•	Within the materials sector, shares of Canadian mining company Centerra Gold declined. The company faced headwinds from an ongoing dispute with the Kyrgyzstan government after it seized Centerra’s mine in Kumtor in May 2021.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Shares of communications equipment company NETGEAR, Inc. declined during the period as the company experienced supply chain disruptions and a year over year decrease in earnings.
•	Not owning positions in GameStop Corp., Avis Budget Group and Ovintiv Inc., all of which returned strongly for the benchmark, also weighed on the Fund’s performance compared to the benchmark during the period.
○	Shares in GameStop skyrocketed during the first quarter of 2021, as retail investors from internet forums such as Reddit piled into the stock, causing an unprecedented short squeeze that led to huge losses for some notable hedge funds. The Fund was not invested in GameStop, which by the end of the first quarter was up over 900% and became one of the largest names in the benchmark. We are fundamental investors and believe that stock prices track fundamentals over the long-term, and so were not invested in the name.
○	Similarly, the Fund’s lack of exposure to Avis Budget Group was a detractor within industrials. Shares in the heavily shorted vehicle sharing and rental company rose sharply at the beginning of November as the company reported strong earnings, which triggered an apparent short squeeze in the stock.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,018.00	1,020.77	4.48	4.48	0.88
Class 2	1,000.00	1,000.00	1,016.50	1,019.51	5.74	5.75	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.8%
Issuer	Shares	Value ($)
Communication Services 3.3%
Diversified Telecommunication Services 0.6%
Liberty Latin America Ltd., Class C(a)	348,706	3,975,248
Entertainment 0.4%
Gaia, Inc.(a)	148,540	1,272,988
Playstudios, Inc.(a)	341,190	1,347,700
Total		2,620,688
Interactive Media & Services 0.8%
Cargurus, Inc.(a)	122,150	4,109,126
Trivago NV, ADR(a)	581,393	1,267,437
Total		5,376,563
Media 0.8%
Criteo SA, ADR(a)	85,658	3,329,526
Hemisphere Media Group, Inc.(a)	203,091	1,476,472
Total		4,805,998
Wireless Telecommunication Services 0.7%
Telephone and Data Systems, Inc.	215,050	4,333,258
Total Communication Services		21,111,755
Consumer Discretionary 10.4%
Auto Components 1.5%
Gentherm, Inc.(a)	43,014	3,737,917
Modine Manufacturing Co.(a)	168,206	1,697,199
Visteon Corp.(a)	37,575	4,176,085
Total		9,611,201
Distributors 0.2%
Educational Development Corp.	170,165	1,517,872
Diversified Consumer Services 0.8%
American Public Education, Inc.(a)	75,389	1,677,405
Stride, Inc.(a)	99,030	3,300,670
Total		4,978,075
Household Durables 3.9%
Cavco Industries, Inc.(a)	12,447	3,953,789
Ethan Allen Interiors, Inc.	83,709	2,200,710
Hamilton Beach Brands Holding Co.	100,639	1,445,176
Hooker Furnishings Corp.	63,583	1,480,212
Legacy Housing Corp.(a)	86,241	2,282,799
Common Stocks (continued)
Issuer	Shares	Value ($)
Lifetime Brands, Inc.	84,417	1,348,139
Meritage Homes Corp.(a)	52,394	6,395,212
Tri Pointe Homes, Inc.(a)	205,867	5,741,631
Total		24,847,668
Internet & Direct Marketing Retail 0.7%
1-800-Flowers.com, Inc., Class A(a)	100,598	2,350,975
Redbubble Ltd.(a)	857,054	2,037,793
Total		4,388,768
Leisure Products 0.4%
Malibu Boats, Inc., Class A(a)	42,644	2,930,922
Multiline Retail 0.6%
Big Lots, Inc.	79,727	3,591,701
Specialty Retail 0.6%
Urban Outfitters, Inc.(a)	140,518	4,125,609
Textiles, Apparel & Luxury Goods 1.7%
Culp, Inc.	142,007	1,350,487
Fossil Group, Inc.(a)	186,820	1,922,378
Movado Group, Inc.	68,540	2,867,028
Steven Madden Ltd.	97,894	4,549,134
Total		10,689,027
Total Consumer Discretionary		66,680,843
Consumer Staples 4.1%
Beverages 0.6%
MGP Ingredients, Inc.	41,806	3,553,092
Food & Staples Retailing 1.4%
Andersons, Inc. (The)	89,571	3,467,293
Sprouts Farmers Market, Inc.(a)	193,920	5,755,546
Total		9,222,839
Food Products 1.8%
Dole PLC	223,861	2,981,829
Fresh Del Monte Produce, Inc.	124,072	3,424,387
TreeHouse Foods, Inc.(a)	133,750	5,420,887
Total		11,827,103
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.3%
Honest Co., Inc. (The)(a)	230,376	1,863,742
Total Consumer Staples		26,466,776
Energy 6.6%
Energy Equipment & Services 3.2%
ChampionX Corp.(a)	244,630	4,943,972
Core Laboratories NV	73,520	1,640,231
Expro Group Holdings NV(a)	177,062	2,540,840
Natural Gas Services Group, Inc.(a)	178,237	1,866,141
Newpark Resources, Inc.(a)	864,533	2,541,727
Pason Systems, Inc.	193,508	1,765,352
Profire Energy, Inc.(a)	553,832	587,062
ProPetro Holding Corp.(a)	158,950	1,287,495
TechnipFMC PLC(a)	614,578	3,638,302
Total		20,811,122
Oil, Gas & Consumable Fuels 3.4%
Chesapeake Energy Corp.	127,570	8,230,817
HollyFrontier Corp.	120,030	3,934,583
Range Resources Corp.(a)	310,710	5,539,959
Talos Energy, Inc.(a)	263,210	2,579,458
W&T Offshore, Inc.(a)	462,290	1,493,197
Total		21,778,014
Total Energy		42,589,136
Financials 28.8%
Banks 17.2%
Ameris Bancorp	116,961	5,810,622
BancFirst Corp.	68,905	4,861,937
Bank of Marin Bancorp	58,878	2,192,028
BankUnited, Inc.	156,112	6,605,099
Banner Corp.	78,592	4,768,177
Brookline Bancorp, Inc.	230,361	3,729,544
Capital Bancorp, Inc.	91,230	2,390,226
Capital City Bank Group, Inc.	88,225	2,329,140
Central Pacific Financial Corp.	86,478	2,436,085
Central Valley Community Bancorp	72,592	1,507,736
Community Trust Bancorp, Inc.	63,789	2,781,838
First BanCorp	394,323	5,433,771
First BanCorp	73,772	3,372,856
Common Stocks (continued)
Issuer	Shares	Value ($)
First Community Corp.	103,474	2,148,120
First Financial Corp.	81,531	3,692,539
First of Long Island Corp. (The)	93,785	2,024,818
FVCBankcorp, Inc.(a)	83,073	1,645,676
Heritage Financial Corp.	118,210	2,889,052
Hilltop Holdings, Inc.	148,350	5,213,019
National Bank Holdings Corp., Class A	84,689	3,721,235
Northrim BanCorp, Inc.	81,539	3,543,685
OFG Bancorp	173,818	4,616,606
Plumas Bancorp	46,319	1,565,119
Popular, Inc.	114,046	9,356,334
Professional Holding Corp., Class A(a)	84,694	1,622,737
Shore Bancshares, Inc.	104,716	2,183,329
Sierra Bancorp	69,614	1,890,020
Southern First Bancshares, Inc.(a)	54,031	3,376,397
Towne Bank	159,600	5,041,764
UMB Financial Corp.	72,551	7,698,387
Total		110,447,896
Capital Markets 0.5%
StoneX Group, Inc.(a)	53,010	3,246,863
Consumer Finance 1.3%
Ezcorp, Inc., Class A(a)	460,330	3,392,632
PROG Holdings, Inc.(a)	103,909	4,687,335
Total		8,079,967
Insurance 5.0%
American Equity Investment Life Holding Co.	151,615	5,900,856
Crawford & Co., Class A	177,406	1,328,771
eHealth, Inc.(a)	83,178	2,121,039
Employers Holdings, Inc.	76,274	3,156,218
Global Indemnity Group LLC	173,155	4,351,385
Heritage Insurance Holdings, Inc.	256,891	1,510,519
Horace Mann Educators Corp.	57,982	2,243,904
Mercury General Corp.	84,006	4,457,358
National Western Life Group, Inc., Class A	15,525	3,329,181
ProAssurance Corp.	152,803	3,865,916
Total		32,265,147

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 4.8%
HomeStreet, Inc.	60,318	3,136,536
MGIC Investment Corp.	390,166	5,626,194
NMI Holdings, Inc., Class A(a)	183,209	4,003,117
Provident Financial Holdings, Inc.	102,655	1,698,940
Radian Group, Inc.	305,770	6,460,920
Riverview Bancorp, Inc.	175,540	1,349,903
Territorial Bancorp, Inc.	74,866	1,890,366
Washington Federal, Inc.	132,392	4,419,245
Western New England Bancorp, Inc.	268,852	2,355,143
Total		30,940,364
Total Financials		184,980,237
Health Care 8.5%
Biotechnology 3.8%
ACADIA Pharmaceuticals, Inc.(a)	169,281	3,951,019
Allogene Therapeutics, Inc.(a)	192,030	2,865,088
Atara Biotherapeutics, Inc.(a)	188,940	2,977,694
Coherus Biosciences, Inc.(a)	172,681	2,755,989
Insmed, Inc.(a)	129,930	3,539,293
Iovance Biotherapeutics, Inc.(a)	172,805	3,298,847
Sage Therapeutics, Inc.(a)	84,560	3,597,182
Spero Therapeutics, Inc.(a)	103,880	1,663,119
Total		24,648,231
Health Care Equipment & Supplies 0.7%
Inogen, Inc.(a)	100,295	3,410,030
Quotient Ltd.(a)	446,229	1,155,733
Total		4,565,763
Health Care Providers & Services 0.8%
Encompass Health Corp.	77,340	5,047,208
Health Care Technology 0.4%
Sharecare, Inc.(a)	503,470	2,260,580
Pharmaceuticals 2.8%
Aerie Pharmaceuticals, Inc.(a)	184,542	1,295,485
ANI Pharmaceuticals, Inc.(a)	55,249	2,545,874
Athira Pharma, Inc.(a)	123,090	1,603,863
Perrigo Co. PLC	134,410	5,228,549
Satsuma Pharmaceuticals, Inc.(a)	204,946	922,257
Supernus Pharmaceuticals, Inc.(a)	122,372	3,568,368
Common Stocks (continued)
Issuer	Shares	Value ($)
Taro Pharmaceutical Industries Ltd.(a)	38,548	1,931,640
TherapeuticsMD, Inc.(a)	1,739,570	618,417
Total		17,714,453
Total Health Care		54,236,235
Industrials 14.3%
Aerospace & Defense 1.6%
Curtiss-Wright Corp.	33,740	4,678,726
Moog, Inc., Class A	64,695	5,238,354
Total		9,917,080
Airlines 0.4%
Skywest, Inc.(a)	67,170	2,639,781
Building Products 1.9%
Caesarstone Ltd.	137,128	1,555,032
Resideo Technologies, Inc.(a)	161,270	4,197,858
UFP Industries, Inc.	68,436	6,296,796
Total		12,049,686
Commercial Services & Supplies 1.0%
Healthcare Services Group, Inc.	131,070	2,331,735
HNI Corp.	92,433	3,886,808
Total		6,218,543
Electrical Equipment 1.7%
AZZ, Inc.	61,355	3,392,318
Encore Wire Corp.	39,202	5,609,806
Thermon(a)	111,413	1,886,222
Total		10,888,346
Machinery 3.1%
Gorman-Rupp Co.	63,107	2,811,417
Greenbrier Companies, Inc. (The)	81,270	3,729,480
Hurco Companies, Inc.	59,949	1,780,485
LB Foster Co., Class A(a)	91,630	1,259,913
Manitex International, Inc.(a)	263,074	1,673,151
Mueller Industries, Inc.	90,920	5,397,011
Standex International Corp.	30,699	3,397,151
Total		20,048,608
Marine 0.4%
Costamare, Inc.	188,127	2,379,806

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.3%
Korn/Ferry International	80,295	6,080,741
Red Violet, Inc.(a)	62,554	2,482,768
Total		8,563,509
Road & Rail 1.9%
Marten Transport Ltd.	221,710	3,804,544
Schneider National, Inc., Class B	166,190	4,472,173
Werner Enterprises, Inc.	84,728	4,038,136
Total		12,314,853
Trading Companies & Distributors 1.0%
H&E Equipment Services, Inc.	73,715	3,263,363
Textainer Group Holdings Ltd.	91,491	3,267,144
Total		6,530,507
Total Industrials		91,550,719
Information Technology 9.0%
Communications Equipment 2.2%
Applied Optoelectronics, Inc.(a)	293,493	1,508,554
Casa Systems, Inc.(a)	257,917	1,462,389
Digi International, Inc.(a)	104,402	2,565,157
KVH Industries, Inc.(a)	143,357	1,317,451
NETGEAR, Inc.(a)	93,937	2,743,900
Netscout Systems, Inc.(a)	139,538	4,615,917
Total		14,213,368
Electronic Equipment, Instruments & Components 2.4%
Airgain, Inc.(a)	124,746	1,326,050
Bel Fuse, Inc., Class B	116,604	1,507,690
ePlus, Inc.(a)	72,072	3,883,239
Powerfleet, Inc.(a)	320,460	1,518,980
Vishay Intertechnology, Inc.	251,431	5,498,796
Vishay Precision Group, Inc.(a)	49,748	1,846,646
Total		15,581,401
IT Services 2.3%
Cass Information Systems, Inc.	49,946	1,963,877
IBEX Holdings Ltd.(a)	156,821	2,021,423
International Money Express, Inc.(a)	112,808	1,800,415
Kyndryl Holdings, Inc.(a)	317,307	5,743,257
Payoneer Global, Inc.(a)	379,027	2,785,848
Total		14,314,820
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.8%
Cohu, Inc.(a)	81,531	3,105,516
CyberOptics Corp.(a)	42,233	1,963,835
Total		5,069,351
Software 1.3%
Asure Software, Inc.(a)	173,897	1,361,613
BTRS Holdings, Inc.(a)	292,439	2,286,873
Cognyte Software Ltd.(a)	219,301	3,436,447
Upland Software, Inc.(a)	79,540	1,426,948
Total		8,511,881
Total Information Technology		57,690,821
Materials 8.1%
Chemicals 1.2%
Livent Corp.(a)	118,628	2,892,151
Tronox Holdings PLC, Class A	203,264	4,884,434
Total		7,776,585
Construction Materials 0.9%
Eagle Materials, Inc.	33,680	5,606,373
Containers & Packaging 0.5%
Greif, Inc., Class A	50,397	3,042,467
Metals & Mining 3.9%
Ampco-Pittsburgh Corp.(a)	274,257	1,371,285
Capstone Mining Corp.(a)	728,865	3,215,200
Centerra Gold, Inc.	489,210	3,770,740
Commercial Metals Co.	191,460	6,948,083
ERO Copper Corp.(a)	196,704	3,001,215
Ferroglobe PLC(a)	282,973	1,757,262
Olympic Steel, Inc.	75,793	1,781,136
Torex Gold Resources, Inc.(a)	209,737	2,180,356
Universal Stainless & Alloy Products, Inc.(a)	131,001	1,033,598
Total		25,058,875
Paper & Forest Products 1.6%
Clearwater Paper Corp.(a)	54,210	1,987,881
Glatfelter Corp.	154,063	2,649,883
Louisiana-Pacific Corp.	75,800	5,938,930
Total		10,576,694
Total Materials		52,060,994

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 5.6%
Equity Real Estate Investment Trusts (REITS) 5.6%
Farmland Partners, Inc.	212,604	2,540,618
Highwoods Properties, Inc.	108,340	4,830,881
Hudson Pacific Properties, Inc.	169,517	4,188,765
Macerich Co. (The)	246,480	4,259,174
Pebblebrook Hotel Trust	213,054	4,766,018
PotlatchDeltic Corp.	101,102	6,088,362
RLJ Lodging Trust	325,911	4,539,940
Sunstone Hotel Investors, Inc.(a)	416,779	4,888,818
Total		36,102,576
Total Real Estate		36,102,576
Utilities 1.1%
Gas Utilities 1.1%
National Fuel Gas Co.	82,070	5,247,556
RGC Resources, Inc.	77,236	1,777,200
Total		7,024,756
Total Utilities		7,024,756
Total Common Stocks (Cost $580,328,136)		640,494,848

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	3,424,548	3,423,863
Total Money Market Funds (Cost $3,423,980)		3,423,863
Total Investments in Securities (Cost: $583,752,116)		643,918,711
Other Assets & Liabilities, Net		(2,080,664)
Net Assets		641,838,047

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	461,061	327,717,985	(324,755,066)	(117)	3,423,863	(120)	4,529	3,424,548
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	21,111,755	—	—	21,111,755
Consumer Discretionary	64,643,050	2,037,793	—	66,680,843
Consumer Staples	26,466,776	—	—	26,466,776
Energy	42,589,136	—	—	42,589,136
Financials	184,980,237	—	—	184,980,237
Health Care	54,236,235	—	—	54,236,235
Industrials	91,550,719	—	—	91,550,719
Information Technology	57,690,821	—	—	57,690,821
Materials	52,060,994	—	—	52,060,994
Real Estate	36,102,576	—	—	36,102,576
Utilities	7,024,756	—	—	7,024,756
Total Common Stocks	638,457,055	2,037,793	—	640,494,848
Money Market Funds	3,423,863	—	—	3,423,863
Total Investments in Securities	641,880,918	2,037,793	—	643,918,711
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	13

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $580,328,136)	$640,494,848
Affiliated issuers (cost $3,423,980)	3,423,863
Cash	1,137
Receivable for:
Investments sold	239,946
Capital shares sold	21,618
Dividends	451,403
Foreign tax reclaims	5,242
Expense reimbursement due from Investment Manager	1,265
Prepaid expenses	8,660
Trustees’ deferred compensation plan	129,372
Total assets	644,777,354
Liabilities
Foreign currency (cost $760)	765
Payable for:
Investments purchased	1,957,732
Capital shares purchased	644,195
Management services fees	15,111
Distribution and/or service fees	1,633
Service fees	91,064
Compensation of board members	10,314
Compensation of chief compliance officer	48
Other expenses	89,073
Trustees’ deferred compensation plan	129,372
Total liabilities	2,939,307
Net assets applicable to outstanding capital stock	$641,838,047
Represented by
Paid in capital	368,761,986
Total distributable earnings (loss)	273,076,061
Total - representing net assets applicable to outstanding capital stock	$641,838,047
Class 1
Net assets	$403,570,665
Shares outstanding	19,448,941
Net asset value per share	$20.75
Class 2
Net assets	$238,267,382
Shares outstanding	11,577,488
Net asset value per share	$20.58
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$9,491,822
Dividends — affiliated issuers	4,529
Non-cash dividends - unaffiliated issuers	1,711,020
Foreign taxes withheld	(83,984)
Total income	11,123,387
Expenses:
Management services fees	6,521,065
Distribution and/or service fees
Class 2	820,088
Service fees	678,521
Compensation of board members	23,772
Custodian fees	25,588
Printing and postage fees	73,060
Audit fees	32,000
Legal fees	18,411
Interest on interfund lending	1,627
Compensation of chief compliance officer	211
Other	20,625
Total expenses	8,214,968
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(653,593)
Total net expenses	7,561,375
Net investment income	3,562,012
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	212,210,564
Investments — affiliated issuers	(120)
Foreign currency translations	100
Net realized gain	212,210,544
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,992,022)
Investments — affiliated issuers	(117)
Foreign currency translations	(5)
Net change in unrealized appreciation (depreciation)	(22,992,144)
Net realized and unrealized gain	189,218,400
Net increase in net assets resulting from operations	$192,780,412
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$3,562,012	$5,058,256
Net realized gain (loss)	212,210,544	(2,718,411)
Net change in unrealized appreciation (depreciation)	(22,992,144)	60,768,077
Net increase in net assets resulting from operations	192,780,412	63,107,922
Distributions to shareholders
Net investment income and net realized gains
Class 1	(2,870,583)	(13,046,266)
Class 2	(1,737,204)	(12,850,112)
Total distributions to shareholders	(4,607,787)	(25,896,378)
Increase (decrease) in net assets from capital stock activity	(241,924,101)	26,626,467
Total increase (decrease) in net assets	(53,751,476)	63,838,011
Net assets at beginning of year	695,589,523	631,751,512
Net assets at end of year	$641,838,047	$695,589,523

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	7,596,548	153,876,536	3,580,910	45,222,558
Distributions reinvested	143,817	2,870,583	1,090,825	13,046,266
Redemptions	(11,367,420)	(229,015,939)	(1,796,080)	(23,336,890)
Net increase (decrease)	(3,627,055)	(72,268,820)	2,875,655	34,931,934
Class 2
Subscriptions	1,822,750	36,327,358	2,679,431	31,305,869
Distributions reinvested	87,649	1,737,204	1,080,749	12,850,112
Redemptions	(10,412,308)	(207,719,843)	(3,950,806)	(52,461,448)
Net decrease	(8,501,909)	(169,655,281)	(190,626)	(8,305,467)
Total net increase (decrease)	(12,128,964)	(241,924,101)	2,685,029	26,626,467
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

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Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$16.17	0.12	4.59	4.71	(0.13)	—	(0.13)
Year Ended 12/31/2020	$15.67	0.14	1.01	1.15	(0.08)	(0.57)	(0.65)
Year Ended 12/31/2019	$14.22	0.15	2.79	2.94	(0.09)	(1.40)	(1.49)
Year Ended 12/31/2018	$20.30	0.10	(3.12)	(3.02)	(0.08)	(2.98)	(3.06)
Year Ended 12/31/2017	$19.11	0.08	2.52	2.60	(0.10)	(1.31)	(1.41)
Class 2
Year Ended 12/31/2021	$16.06	0.06	4.56	4.62	(0.10)	—	(0.10)
Year Ended 12/31/2020	$15.55	0.10	1.02	1.12	(0.04)	(0.57)	(0.61)
Year Ended 12/31/2019	$14.12	0.08	2.79	2.87	(0.04)	(1.40)	(1.44)
Year Ended 12/31/2018	$20.17	0.05	(3.08)	(3.03)	(0.04)	(2.98)	(3.02)
Year Ended 12/31/2017	$19.01	0.03	2.50	2.53	(0.06)	(1.31)	(1.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$20.75	29.19%	0.97%(c)	0.88%(c)	0.58%	69%	$403,571
Year Ended 12/31/2020	$16.17	8.80%	1.02%(c)	0.90%(c)	1.05%	57%	$373,200
Year Ended 12/31/2019	$15.67	21.34%	1.04%(c)	0.92%(c)	1.00%	60%	$316,513
Year Ended 12/31/2018	$14.22	(18.01%)	1.05%	0.92%	0.51%	49%	$5,525
Year Ended 12/31/2017	$20.30	14.31%	1.01%(d)	0.93%(d)	0.41%	52%	$7,186
Class 2
Year Ended 12/31/2021	$20.58	28.80%	1.21%(c)	1.13%(c)	0.31%	69%	$238,267
Year Ended 12/31/2020	$16.06	8.59%	1.27%(c)	1.15%(c)	0.80%	57%	$322,390
Year Ended 12/31/2019	$15.55	20.98%	1.31%(c)	1.17%(c)	0.52%	60%	$315,238
Year Ended 12/31/2018	$14.12	(18.17%)	1.30%	1.17%	0.26%	49%	$284,756
Year Ended 12/31/2017	$20.17	13.98%	1.26%(d)	1.18%(d)	0.14%	52%	$374,640
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	19

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
22	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.85% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	6,560,341	2,579,635
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.09% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.88%	0.88%	0.88%
Class 2	1.13	1.13	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(178,247)	178,247	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
24	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,607,787	—	4,607,787	6,836,498	19,059,880	25,896,378
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
64,249,296	148,941,857	—	60,014,474
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
583,904,238	116,072,111	(56,057,637)	60,014,474
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	2,508,461
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $511,561,852 and $754,545,821, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,820,000	0.69	30
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
26	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, one unaffiliated shareholder of record owned 25.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 61.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Dividends received deduction	Capital gain dividend
97.51%	$156,388,950
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
32	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
34	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2021

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Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-1501 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Strategic Income Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Strategic Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2010
Jason Callan
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	2.09	4.98	4.80
Class 2	06/01/00	1.63	4.67	4.53
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
ICE BofA US Cash Pay High Yield Constrained Index		5.27	6.07	6.68
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged		-9.68	2.68	0.34
JPMorgan Emerging Markets Bond Index - Global		-1.51	4.47	4.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Non-Agency	7.1
Commercial Mortgage-Backed Securities - Non-Agency	4.0
Common Stocks	0.0(a)
Convertible Bonds	0.1
Corporate Bonds & Notes	42.9
Foreign Government Obligations	5.5
Money Market Funds	5.8
Options Purchased Calls	0.0(a)
Options Purchased Puts	0.2
Residential Mortgage-Backed Securities - Agency	6.6
Residential Mortgage-Backed Securities - Non-Agency	18.4
Senior Loans	9.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Fund at a Glance   (continued)
Quality breakdown (%) (at December 31, 2021)
AAA rating	7.0
AA rating	2.1
A rating	6.2
BBB rating	16.9
BB rating	32.6
B rating	20.5
CCC rating	4.9
CC rating	0.0(a)
Not rated	9.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	4,863.9	(4,632.2)	231.7
Foreign Currency Derivative Contracts	—	(131.7)	(131.7)
Total Notional Market Value of Derivative Contracts	4,863.9	(4,763.9)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 1.63%. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.54% for the same period. During the same time period, the ICE BofA US Cash Pay High Yield Constrained Index returned 5.27%, the FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned -9.68% and the JPMorgan Emerging Markets Bond Index — Global returned -1.51%.
Market overview
2021 ended up being a weak year for fixed-income markets, with most sectors within the benchmark posting negative returns for the year. Such broad underperformance was primarily driven by the rise in interest rates in the U.S. and globally.
U.S. bond markets retreated in the first quarter of 2021, as rising longer term interest rates proved a headwind to performance. The rollout of multiple COVID-19 vaccines increasingly bolstered confidence that relatively normal economic activity would resume. Further bolstering estimates for U.S. economic growth was the passage of a $1.9 trillion fiscal stimulus package and consumers appearing poised to unleash a wave of spending after a pandemic-driven period of historically high savings rates. Following this challenging start to the year, bond markets stabilized during the second quarter. Inflation dominated the market narrative, especially with the 5% year-over-year jump in consumer prices in May. Investors largely appeared to grow more comfortable with the view that the acceleration in inflation was driven by short-term supply-chain bottlenecks and was likely to be transitory. The U.S. Federal Reserve (Fed) reiterated this view at its June meeting and reaffirmed its commitment to keeping short-term interest rates near zero for several quarters. Investors then rushed into longer dated U.S. Treasuries in anticipation the Fed might act more quickly than expected.
July saw the start of some mild crosscurrents to the ongoing economic recovery, most notably the emergence of the COVID-19 Delta variant, slowing progress in the return to “normal.” Market sentiment calmed in August, and credit and other risk assets resumed their climb upward. The corporate earnings season showed fundamental improvement, helping to propel performance. In September, markets watched China to assess whether the death throes of overly indebted property developer Evergrande would present a systemic risk for global markets. What instead became the main source of volatility into the end of the third quarter was a more hawkish turn by the Fed. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In late November, the Fed reinforced its more hawkish stance soon after President Biden offered Fed Chair Powell a second term leading the central bank. At the December Fed meeting, it announced it would double the pace of its asset purchase tapering beginning in January 2022. As a result, the Fed’s bond-buying program was set to end in March 2022 instead of June, opening the door for interest rate increases sooner than investors had expected.
For the annual period as a whole, credit sectors generally outperformed U.S. Treasuries, with notable outperformance in corporate credit. High-yield corporate bonds performed best, followed by bank loans and investment grade corporate bonds. Consumer-related credit posted positive returns as well, albeit more modest. As short- to intermediate-term maturity yields rose more than longer term maturities, the U.S. Treasury yield curve flattened substantially during the annual period, meaning the differential in yields between shorter term and longer term maturities narrowed.
The Fund’s notable contributors during the period
•	Security selection overall, across a range of sectors, was a major driver of the Fund’s outperformance during the annual period.
•	More specifically, single-asset-single-borrower exposure within the commercial mortgage-backed securities sector; positions in energy and food & beverage issuers within the high-yield corporate bond sector; exposure to marketplace lending securities within the asset-backed securities sector; positions in energy and consumer non-cyclical issuers within the investment-grade corporate bond sector; and selection among Latin America-related emerging markets debt bolstered the Fund’s relative results.
•	Exposure to out-of-benchmark sectors, such as non-agency mortgage-backed securities, high-yield corporate bonds and bank loans, contributed positively to the Fund’s relative performance, as these sectors outpaced the benchmark during the annual period.
•	Having an overweight to commercial mortgage-backed securities also added value.
6	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	The Fund’s duration positioning contributed significantly to relative performance. The Fund had a shorter duration than the benchmark throughout the annual period, which helped as interest rates rose.
The Fund’s notable detractors during the period
•	A short position to inflation expectations, meaning the Fund was not relatively well positioned for the sharp rise in inflation that occurred during the annual period, detracted from relative results.
•	Having an underweight to investment-grade corporate bonds, which outpaced the benchmark during the annual period, also dampened the Fund’s performance.
•	Yield curve positioning detracted from performance, as the Fund had an emphasis on the intermediate segment, or belly, of the U.S. Treasury yield curve, which is where interest rates rose most.
Derivatives usage
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors — credit, duration, currency and inflation. The Fund used U.S. Treasury futures, European government bond futures, credit default swap indices, options on interest rate swaps, agency mortgage-backed securities futures and inflation swaps. Overall, the use of each of these derivative instruments contributed positively to the Fund’s relative performance, with the exception of the use of inflation swaps, which detracted.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	996.00	1,021.68	3.52	3.57	0.70
Class 2	1,000.00	1,000.00	995.70	1,020.42	4.78	4.84	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	7.032%	500,000	493,294
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-5A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 10/23/2034	6.670%	280,000	276,581
Series 2021-6A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 10/21/2034	6.724%	250,000	248,217
Series 2021-7A Class E
3-month USD LIBOR + 6.750% Floor 6.750% 01/22/2035	7.116%	250,000	249,110
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	1.732%	500,000	498,594
Series 2021-18A Class D
3-month USD LIBOR + 6.500% Floor 6.500% 01/15/2035	6.734%	250,000	249,072
Barings CLO Ltd.(a),(b)
Series 2021-2A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	6.353%	250,000	249,103
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2016-3A Class ERR
3-month USD LIBOR + 3.100% Floor 3.100% 07/20/2034	7.148%	250,000	246,792
Consumer Loan Underlying Bond Credit Trust(a)
Subordinated Series 2018-P1 Class C
07/15/2025	5.210%	170,981	172,614
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class BR
3-month USD LIBOR + 1.300% Floor 1.300% 04/15/2031	1.424%	335,000	331,970
FREED ABS Trust(a)
Series 2019-1 Class C
06/18/2026	5.390%	519,075	524,007
Subordinated Series 2019-2 Class C
11/18/2026	4.860%	1,000,000	1,014,866
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-1CP Class B
03/20/2028	1.410%	925,000	924,294
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	145,878	147,849
Series 2019-11 Class A
12/15/2045	3.750%	18,003	18,035
Series 2019-3 Class A
10/15/2025	3.750%	247,967	250,640
Series 2019-7 Class A
01/15/2027	3.750%	258,347	259,901
Series 2019-8 Class A
12/15/2045	3.750%	100,539	101,088
Series 2020-1 Class A
01/16/2046	3.500%	170,482	171,247
Series 2020-2 Class A
02/15/2046	3.600%	168,036	168,870
LendingPoint Asset Securitization Trust(a),(c),(d)
Subordinated Series 2021-1 Class B
04/15/2027	2.853%	400,000	399,800
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.624%	400,000	399,196
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 07/20/2034	6.614%	300,000	295,430
Octagon Investment Partners 48 Ltd.(a),(b)
Series 2020-3A Class ER
3-month USD LIBOR + 6.700% Floor 6.700% 10/20/2034	6.827%	250,000	250,034
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	178,679	179,760
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	1,200,000	1,235,629
Subordinated Series 2021-1 Class C
11/15/2027	4.090%	499,794	507,479
Subordinated Series 2021-3 Class C
05/15/2029	3.270%	300,000	295,459
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya CLO Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.350% Floor 6.350% 07/15/2034	6.461%	250,000	245,643
Series 2021-2A Class E
3-month USD LIBOR + 6.600% Floor 6.600% 10/20/2034	6.727%	250,000	246,963
Total Asset-Backed Securities — Non-Agency (Cost $10,615,804)			10,651,537

Commercial Mortgage-Backed Securities - Non-Agency 4.1%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.060%	550,000	529,021
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.510%	300,000	289,343
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.910%	300,000	298,827
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.831%	300,000	296,252
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.527%	650,000	633,756
COMM Mortgage Trust(a),(e)
Series 2020-CBM Class F
02/10/2037	3.633%	150,000	141,667
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	500,000	444,976
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	400,000	307,062
CSMC Trust(a),(e)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	600,000	529,931
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	2.340%	198,965	198,965
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	2.934%	198,965	198,965
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class E
11/10/2036	3.283%	600,000	571,225
Progress Residential Trust(a)
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	630,000	634,218
Subordinated Series 2020-SFR2 Class F
06/18/2037	6.152%	500,000	518,228
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	3.010%	450,000	438,001
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $5,987,038)			6,030,437

Common Stocks —%
Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Fairlane Management Corp.(c),(d),(f)	2,000	—
Total Financials		—
Total Common Stocks (Cost $—)		—

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	211,000	199,723
Total Convertible Bonds (Cost $198,441)			199,723

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes 44.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
Boeing Co. (The)
05/01/2060	5.930%	285,000	395,132
Bombardier, Inc.(a)
04/15/2027	7.875%	113,000	117,180
TransDigm, Inc.(a)
12/15/2025	8.000%	110,000	116,030
03/15/2026	6.250%	28,000	29,096
TransDigm, Inc.
06/15/2026	6.375%	17,000	17,470
03/15/2027	7.500%	73,000	76,369
11/15/2027	5.500%	120,000	123,672
05/01/2029	4.875%	93,000	93,257
Total			968,206
Airlines 0.4%
Air Canada(a)
08/15/2026	3.875%	75,000	76,688
American Airlines, Inc.(a)
07/15/2025	11.750%	41,000	50,974
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	180,000	187,329
Delta Air Lines, Inc.
01/15/2026	7.375%	21,000	24,658
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	92,595	97,110
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	44,000	47,031
United Airlines, Inc.(a)
04/15/2026	4.375%	51,000	53,213
Total			537,003
Automotive 1.0%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	55,000	56,217
04/01/2027	6.500%	8,000	8,326
Clarios Global LP(a)
05/15/2025	6.750%	34,000	35,670
Ford Motor Co.
02/12/2032	3.250%	126,000	128,993
01/15/2043	4.750%	164,000	181,252
Ford Motor Credit Co. LLC
03/18/2024	5.584%	49,000	52,799
09/08/2024	3.664%	47,000	48,909
11/01/2024	4.063%	23,000	24,210
06/16/2025	5.125%	113,000	123,213
11/13/2025	3.375%	63,000	65,368
08/17/2027	4.125%	116,000	125,222
02/16/2028	2.900%	34,000	34,160
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/13/2030	4.000%	30,000	32,261
Goodyear Tire & Rubber Co. (The)(a)
07/15/2029	5.000%	54,000	57,986
IAA Spinco, Inc.(a)
06/15/2027	5.500%	89,000	92,326
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	203,000	205,573
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	23,000	24,098
05/15/2027	8.500%	67,000	71,031
Real Hero Merger Sub 2, Inc.(a)
02/01/2029	6.250%	20,000	20,018
Tenneco, Inc.(a)
01/15/2029	7.875%	63,000	68,341
Total			1,455,973
Banking 4.8%
Bank of America Corp.(g)
07/23/2031	1.898%	1,000,000	958,872
10/20/2032	2.572%	440,000	442,128
Citigroup, Inc.(g)
05/01/2032	2.561%	154,000	154,878
11/03/2032	2.520%	452,000	452,154
Goldman Sachs Group, Inc. (The)(g)
04/22/2032	2.615%	57,000	57,290
07/21/2032	2.383%	774,000	762,167
HSBC Holdings PLC(g)
05/24/2032	2.804%	270,000	271,321
11/22/2032	2.871%	599,000	604,449
JPMorgan Chase & Co.(g)
04/22/2032	2.580%	868,000	878,816
11/08/2032	2.545%	521,000	524,530
Morgan Stanley(g)
07/21/2032	2.239%	302,000	295,880
10/20/2032	2.511%	588,000	587,430
Wells Fargo & Co.(g)
02/11/2031	2.572%	1,060,000	1,081,949
Total			7,071,864
Brokerage/Asset Managers/Exchanges 0.2%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	11,000	12,242
AG Issuer LLC(a)
03/01/2028	6.250%	28,000	29,105
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	25,000	25,673
Hightower Holding LLC(a)
04/15/2029	6.750%	66,000	67,721

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NFP Corp.(a)
08/15/2028	4.875%	68,000	68,936
08/15/2028	6.875%	120,000	120,471
Total			324,148
Building Materials 0.3%
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	70,000	72,500
05/15/2029	4.125%	41,000	40,983
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	70,000	69,532
Interface, Inc.(a)
12/01/2028	5.500%	21,000	22,002
James Hardie International Finance DAC(a)
01/15/2028	5.000%	66,000	68,744
SRS Distribution, Inc.(a)
07/01/2028	4.625%	32,000	32,264
07/01/2029	6.125%	62,000	63,154
12/01/2029	6.000%	77,000	77,460
White Cap Buyer LLC(a)
10/15/2028	6.875%	59,000	61,762
Total			508,401
Cable and Satellite 2.9%
Cable One, Inc.(a)
11/15/2030	4.000%	53,000	52,258
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	94,000	101,480
03/01/2030	4.750%	91,000	94,865
08/15/2030	4.500%	92,000	94,403
02/01/2031	4.250%	47,000	47,501
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	446,000	459,762
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	140,000	167,207
06/30/2062	3.950%	405,000	391,315
CSC Holdings LLC
06/01/2024	5.250%	25,000	26,084
CSC Holdings LLC(a)
01/15/2030	5.750%	117,000	116,984
12/01/2030	4.125%	40,000	39,088
12/01/2030	4.625%	189,000	178,829
02/15/2031	3.375%	32,000	29,960
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	67,000	68,633
DISH DBS Corp.(a)
12/01/2028	5.750%	159,000	160,765
DISH DBS Corp.
06/01/2029	5.125%	342,000	311,179
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	123,000	124,657
09/15/2028	6.500%	201,000	201,968
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	57,000	56,984
07/01/2030	4.125%	70,000	70,188
Videotron Ltd.(a)
06/15/2029	3.625%	1,011,000	1,021,420
Virgin Media Finance PLC(a)
07/15/2030	5.000%	126,000	125,919
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	184,000	185,395
Ziggo BV(a)
01/15/2030	4.875%	160,000	164,005
Total			4,290,849
Chemicals 0.7%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	88,000	85,260
Element Solutions, Inc.(a)
09/01/2028	3.875%	70,000	70,868
HB Fuller Co.
10/15/2028	4.250%	52,000	53,563
Herens Holdco Sarl(a)
05/15/2028	4.750%	66,000	64,652
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	39,000	41,553
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	22,000	22,079
Ingevity Corp.(a)
11/01/2028	3.875%	135,000	131,642
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	107,000	116,141
Iris Holdings, Inc.(a),(h)
02/15/2026	8.750%	29,000	29,272
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	63,000	62,112
SPCM SA(a)
03/15/2027	3.125%	7,000	6,918
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	32,000	32,398
09/30/2029	7.500%	18,000	18,273
WR Grace Holdings LLC(a)
06/15/2027	4.875%	96,000	98,606
08/15/2029	5.625%	119,000	122,250
Total			955,587

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	103,000	102,444
Herc Holdings, Inc.(a)
07/15/2027	5.500%	78,000	81,201
PECF USS Intermediate Holding III Corp.(a)
11/15/2029	8.000%	10,000	10,350
Ritchie Bros Holdings, Inc.(a)
12/15/2031	4.750%	98,000	102,251
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	28,000	28,305
United Rentals North America, Inc.
01/15/2032	3.750%	29,000	29,230
Total			353,781
Consumer Cyclical Services 0.5%
APX Group, Inc.(a)
02/15/2027	6.750%	20,000	21,131
07/15/2029	5.750%	56,000	55,441
Arches Buyer, Inc.(a)
12/01/2028	6.125%	25,000	25,166
ASGN, Inc.(a)
05/15/2028	4.625%	120,000	124,488
Match Group, Inc.(a)
06/01/2028	4.625%	23,000	23,921
Staples, Inc.(a)
04/15/2026	7.500%	96,000	98,596
04/15/2027	10.750%	19,000	17,897
Uber Technologies, Inc.(a)
05/15/2025	7.500%	62,000	65,318
08/15/2029	4.500%	256,000	261,312
Total			693,270
Consumer Products 0.5%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	93,000	97,598
Mattel, Inc.
10/01/2040	6.200%	110,000	142,457
11/01/2041	5.450%	12,000	14,322
Newell Brands, Inc.
04/01/2046	6.000%	300,000	384,764
Prestige Brands, Inc.(a)
04/01/2031	3.750%	26,000	25,175
Spectrum Brands, Inc.
07/15/2025	5.750%	59,000	60,293
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	30,000	30,072
Total			754,681
Diversified Manufacturing 0.6%
BWX Technologies, Inc.(a)
06/30/2028	4.125%	12,000	12,173
General Electric Co.
03/15/2032	6.750%	62,000	84,518
General Electric Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	3.533%	360,000	355,755
Madison IAQ LLC(a)
06/30/2028	4.125%	24,000	24,126
06/30/2029	5.875%	77,000	77,008
Resideo Funding, Inc.(a)
09/01/2029	4.000%	53,000	51,980
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	37,000	38,863
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	95,000	100,614
06/15/2028	7.250%	76,000	83,563
Total			828,600
Electric 2.6%
AEP Texas, Inc.
01/15/2050	3.450%	435,000	444,974
Calpine Corp.(a)
06/01/2026	5.250%	17,000	17,441
02/15/2028	4.500%	48,000	49,793
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	136,000	143,398
02/15/2031	3.750%	151,000	150,945
01/15/2032	3.750%	112,000	111,524
Emera US Finance LP
06/15/2046	4.750%	365,000	433,552
Georgia Power Co.
03/15/2042	4.300%	200,000	228,948
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	88,000	88,942
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	24,000	24,962
09/15/2027	4.500%	240,000	258,787
NRG Energy, Inc.(a)
06/15/2029	5.250%	45,000	48,178
02/15/2031	3.625%	361,000	353,619
02/15/2032	3.875%	582,000	572,476

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Gas and Electric Co.
07/01/2050	4.950%	415,000	454,584
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	41,000	42,706
PG&E Corp.
07/01/2028	5.000%	35,000	36,797
07/01/2030	5.250%	50,000	52,421
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	69,000	73,242
01/15/2030	4.750%	89,000	93,401
Vistra Operations Co. LLC(a)
07/31/2027	5.000%	24,000	24,914
05/01/2029	4.375%	44,000	44,166
Total			3,749,770
Environmental 0.3%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	135,000	138,878
08/01/2025	3.750%	29,000	29,409
08/01/2028	4.000%	56,000	54,956
06/15/2029	4.750%	72,000	72,523
08/15/2029	4.375%	37,000	36,669
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	143,000	142,985
Total			475,420
Finance Companies 1.2%
Global Aircraft Leasing Co., Ltd.(a),(h)
09/15/2024	6.500%	41,120	39,718
Navient Corp.
03/15/2028	4.875%	40,000	39,950
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	186,000	192,111
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	53,000	53,250
03/01/2031	3.875%	199,000	202,734
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	1,009,000	1,022,507
Springleaf Finance Corp.
03/15/2024	6.125%	137,000	145,262
Total			1,695,532
Food and Beverage 2.6%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	587,000	743,537
Bacardi Ltd.(a)
05/15/2048	5.300%	420,000	552,320
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	35,000	35,803
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JBS USA LUX SA/USA Finance, Inc.(a)
02/15/2028	6.750%	80,000	86,386
Kraft Heinz Foods Co.
06/01/2046	4.375%	466,000	546,895
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	36,000	39,014
01/31/2030	4.125%	71,000	72,936
01/31/2032	4.375%	71,000	73,250
Performance Food Group, Inc.(a)
05/01/2025	6.875%	23,000	24,157
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	179,000	188,115
03/01/2032	3.500%	1,023,000	1,037,353
Post Holdings, Inc.(a)
03/01/2027	5.750%	57,000	58,945
01/15/2028	5.625%	33,000	34,981
04/15/2030	4.625%	28,000	28,418
09/15/2031	4.500%	82,000	81,384
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	43,000	42,633
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	32,000	31,537
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	42,000	40,605
US Foods, Inc.(a)
04/15/2025	6.250%	6,000	6,259
02/15/2029	4.750%	27,000	27,458
06/01/2030	4.625%	55,000	55,674
Total			3,807,660
Gaming 0.9%
Boyd Gaming Corp.(a)
06/15/2031	4.750%	82,000	84,052
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	164,000	164,932
CCM Merger, Inc.(a)
05/01/2026	6.375%	89,000	93,451
Colt Merger Sub, Inc.(a)
07/01/2025	6.250%	28,000	29,410
07/01/2027	8.125%	129,000	142,785
International Game Technology PLC(a)
02/15/2025	6.500%	86,000	94,118
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/15/2029	3.875%	14,000	14,765
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	130,000	131,928
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	35,000	34,071

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(a)
07/01/2025	8.625%	32,000	34,252
10/15/2025	5.000%	28,000	28,815
03/15/2026	8.250%	139,000	146,535
05/15/2028	7.000%	45,000	48,176
11/15/2029	7.250%	44,000	49,365
VICI Properties LP/Note Co., Inc.(a)
02/15/2025	3.500%	13,000	13,255
12/01/2026	4.250%	61,000	63,517
08/15/2030	4.125%	130,000	137,623
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	47,000	48,600
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	18,000	18,308
Total			1,377,958
Health Care 1.7%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	19,000	19,959
04/15/2029	5.000%	46,000	47,609
AdaptHealth LLC(a)
03/01/2030	5.125%	96,000	98,184
Avantor Funding, Inc.(a)
07/15/2028	4.625%	45,000	47,289
11/01/2029	3.875%	143,000	144,462
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	14,000	14,538
02/15/2029	3.125%	16,000	15,785
04/01/2030	3.500%	44,000	43,915
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	27,000	28,130
03/15/2029	3.750%	21,000	21,324
03/15/2031	4.000%	17,000	17,414
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	110,000	113,852
03/15/2026	8.000%	75,000	78,790
04/15/2029	6.875%	68,000	69,444
02/15/2031	4.750%	39,000	39,487
HCA, Inc.
09/01/2028	5.625%	165,000	192,727
09/01/2030	3.500%	5,000	5,281
Hologic, Inc.(a)
02/01/2028	4.625%	75,000	78,806
IQVIA, Inc.(a)
10/15/2026	5.000%	25,000	25,679
05/15/2027	5.000%	95,000	98,363
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	32,000	32,498
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	40,000	42,207
02/01/2028	7.250%	15,000	16,116
Radiology Partners, Inc.(a)
02/01/2028	9.250%	66,000	69,340
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	212,000	215,215
Select Medical Corp.(a)
08/15/2026	6.250%	181,000	191,748
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	83,000	88,244
Syneos Health, Inc.(a)
01/15/2029	3.625%	43,000	42,395
Teleflex, Inc.
11/15/2027	4.625%	53,000	55,107
Teleflex, Inc.(a)
06/01/2028	4.250%	28,000	28,802
Tenet Healthcare Corp.
07/15/2024	4.625%	10,000	10,151
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	79,000	81,749
11/01/2027	5.125%	139,000	144,919
10/01/2028	6.125%	115,000	121,510
01/15/2030	4.375%	72,000	72,986
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	76,000	79,528
Total			2,493,553
Healthcare Insurance 0.3%
Centene Corp.
10/15/2030	3.000%	81,000	82,419
08/01/2031	2.625%	339,000	333,484
Total			415,903
Home Construction 0.4%
Meritage Homes Corp.
06/06/2027	5.125%	44,000	48,558
Meritage Homes Corp.(a)
04/15/2029	3.875%	385,000	405,685
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	47,000	48,102
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	52,000	57,966
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	35,000	38,050
Total			598,361

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 2.7%
Apache Corp.
11/15/2027	4.875%	34,000	37,110
10/15/2028	4.375%	46,000	50,134
01/15/2030	4.250%	41,000	44,488
09/01/2040	5.100%	48,000	54,248
02/01/2042	5.250%	25,000	28,902
04/15/2043	4.750%	70,000	77,006
Callon Petroleum Co.
10/01/2024	6.125%	85,000	83,860
07/01/2026	6.375%	185,000	178,936
Callon Petroleum Co.(a)
08/01/2028	8.000%	143,000	145,987
CNX Resources Corp.(a)
03/14/2027	7.250%	45,000	47,717
01/15/2029	6.000%	64,000	66,561
Comstock Resources, Inc.(a)
03/01/2029	6.750%	29,000	31,445
01/15/2030	5.875%	27,000	27,671
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	22,000	22,840
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	17,000	18,133
EQT Corp.(g)
02/01/2030	7.500%	118,000	151,489
EQT Corp.(a)
05/15/2031	3.625%	82,000	85,562
Hilcorp Energy I LP/Finance Co.(a)
02/01/2029	5.750%	57,000	58,721
Matador Resources Co.
09/15/2026	5.875%	75,000	76,953
Occidental Petroleum Corp.
04/15/2026	3.400%	139,000	142,538
08/15/2029	3.500%	75,000	76,986
09/01/2030	6.625%	117,000	144,831
01/01/2031	6.125%	110,000	133,520
09/15/2036	6.450%	449,000	572,493
03/15/2040	6.200%	31,000	38,133
07/15/2044	4.500%	53,000	54,572
06/15/2045	4.625%	493,000	512,720
03/15/2046	6.600%	114,000	147,959
04/15/2046	4.400%	441,000	455,125
03/15/2048	4.200%	83,000	82,987
08/15/2049	4.400%	82,000	83,341
SM Energy Co.
01/15/2027	6.625%	32,000	33,179
07/15/2028	6.500%	24,000	24,985
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwestern Energy Co.
02/01/2029	5.375%	26,000	27,542
02/01/2032	4.750%	121,000	127,547
Total			3,946,221
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	105,000	105,787
Leisure 0.8%
Carnival Corp.(a)
03/01/2026	7.625%	289,000	302,641
03/01/2027	5.750%	95,000	94,976
05/01/2029	6.000%	87,000	86,542
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	23,000	23,904
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	46,000	49,084
Cinemark USA, Inc.(a)
03/15/2026	5.875%	157,000	158,577
07/15/2028	5.250%	32,000	31,202
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	31,000	31,865
NCL Corp., Ltd.(a)
12/15/2024	3.625%	55,000	52,055
03/15/2026	5.875%	49,000	49,078
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	88,000	85,441
08/31/2026	5.500%	61,000	62,022
04/01/2028	5.500%	55,000	55,792
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	75,000	75,801
Viking Cruises Ltd.(a)
09/15/2027	5.875%	14,000	13,320
Total			1,172,300
Life Insurance 1.1%
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	389,000	496,253
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	350,000	387,800
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	300,000	319,971

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	340,000	437,321
Total			1,641,345
Media and Entertainment 1.2%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	271,000	274,423
Clear Channel International BV(a)
08/01/2025	6.625%	68,000	70,518
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	101,000	108,485
06/01/2029	7.500%	81,000	86,501
Diamond Sports Group LLC/Finance Co.(a)
08/15/2027	6.625%	25,000	6,990
iHeartCommunications, Inc.
05/01/2026	6.375%	19,000	19,811
05/01/2027	8.375%	91,130	96,169
Lamar Media Corp.
01/15/2029	4.875%	80,000	83,648
Netflix, Inc.
04/15/2028	4.875%	54,000	61,694
11/15/2028	5.875%	77,000	92,840
05/15/2029	6.375%	17,000	21,189
Netflix, Inc.(a)
11/15/2029	5.375%	53,000	62,874
06/15/2030	4.875%	308,000	359,317
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	49,000	50,118
Outfront Media Capital LLC/Corp.(a)
01/15/2029	4.250%	24,000	24,031
03/15/2030	4.625%	125,000	125,051
Playtika Holding Corp.(a)
03/15/2029	4.250%	107,000	104,918
Roblox Corp.(a)
05/01/2030	3.875%	69,000	69,989
Univision Communications, Inc.(a)
05/01/2029	4.500%	35,000	35,443
Total			1,754,009
Metals and Mining 1.8%
Alcoa Nederland Holding BV(a)
03/31/2029	4.125%	28,000	28,981
Allegheny Technologies, Inc.
10/01/2029	4.875%	25,000	24,985
10/01/2031	5.125%	99,000	99,677
Constellium SE(a)
06/15/2028	5.625%	107,000	112,380
04/15/2029	3.750%	268,000	263,822
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
03/15/2043	5.450%	1,283,000	1,612,890
Hudbay Minerals, Inc.(a)
04/01/2029	6.125%	281,000	298,002
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	122,000	120,108
Novelis Corp.(a)
11/15/2026	3.250%	43,000	43,480
08/15/2031	3.875%	52,000	51,747
Total			2,656,072
Midstream 4.0%
Cheniere Energy Partners LP
10/01/2029	4.500%	107,000	114,003
03/01/2031	4.000%	33,000	34,671
Cheniere Energy Partners LP(a)
01/31/2032	3.250%	136,000	137,495
Cheniere Energy, Inc.
10/15/2028	4.625%	118,000	125,437
CNX Midstream Partners LP(a)
04/15/2030	4.750%	62,000	61,843
DCP Midstream Operating LP
04/01/2044	5.600%	73,000	90,787
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	50,000	51,189
DT Midstream, Inc.(a)
06/15/2029	4.125%	51,000	52,433
06/15/2031	4.375%	66,000	68,800
Enterprise Products Operating LLC
01/31/2060	3.950%	160,000	172,704
EQM Midstream Partners LP(a)
07/01/2027	6.500%	35,000	39,265
01/15/2029	4.500%	73,000	75,934
01/15/2031	4.750%	402,000	424,864
EQM Midstream Partners LP
07/15/2048	6.500%	348,000	422,869
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	200,000	202,257
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	59,000	59,193
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	37,000	43,044
Kinder Morgan, Inc.
02/15/2046	5.050%	328,000	392,757
NuStar Logistics LP
10/01/2025	5.750%	136,000	146,222
06/01/2026	6.000%	23,000	25,087

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	451,000	481,039
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	40,000	41,205
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	157,000	157,201
Superior Plus LP/General Partner, Inc.(a)
03/15/2029	4.500%	33,000	33,845
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	28,000	29,534
03/01/2030	5.500%	77,000	84,229
02/01/2031	4.875%	94,000	102,121
Targa Resources Partners LP/Finance Corp.(a)
01/15/2032	4.000%	669,000	700,424
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	96,000	94,973
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	126,000	131,155
08/15/2031	4.125%	205,000	218,736
11/01/2033	3.875%	202,000	212,213
Western Gas Partners LP
03/01/2048	5.300%	225,000	271,114
08/15/2048	5.500%	241,000	288,103
Williams Companies, Inc. (The)
09/15/2045	5.100%	220,000	271,584
Total			5,858,330
Natural Gas 0.4%
NiSource, Inc.
05/15/2047	4.375%	465,000	553,321
Oil Field Services 0.2%
Apergy Corp.
05/01/2026	6.375%	31,000	32,285
Nabors Industries Ltd.(a)
01/15/2028	7.500%	22,000	19,716
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	212,455	204,992
Total			256,993
Other Industry 0.0%
Dycom Industries, Inc.(a)
04/15/2029	4.500%	41,000	41,795
Hillenbrand, Inc.
03/01/2031	3.750%	33,000	33,080
Total			74,875
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.3%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	94,000	93,686
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	42,000	42,563
02/01/2027	4.250%	35,000	35,212
06/15/2029	4.750%	139,000	142,512
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	45,000	46,096
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	24,000	24,183
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	31,000	31,042
09/15/2029	4.000%	40,000	39,594
Total			454,888
Packaging 0.5%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	111,000	110,078
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	28,000	28,625
08/15/2027	5.250%	148,000	149,139
BWAY Holding Co.(a)
04/15/2024	5.500%	72,000	72,641
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	60,000	60,126
Canpack SA/US LLC(a)
11/15/2029	3.875%	131,000	127,836
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	45,000	46,699
Novolex(a)
01/15/2025	6.875%	29,000	29,029
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	29,000	30,282
08/15/2027	8.500%	61,000	64,463
Total			718,918
Pharmaceuticals 0.6%
AbbVie, Inc.
11/21/2049	4.250%	280,000	336,165
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	147,000	156,114
01/31/2027	8.500%	63,000	66,616
01/15/2028	7.000%	99,000	99,521
06/01/2028	4.875%	21,000	21,545
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	17,000	17,274
06/30/2028	6.000%	26,000	19,407

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	29,000	29,270
Organon Finance 1 LLC(a)
04/30/2031	5.125%	96,000	100,289
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	66,000	67,425
Total			913,626
Property & Casualty 0.4%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	15,000	15,043
10/15/2027	6.750%	114,000	118,275
11/01/2029	5.875%	50,000	50,909
AssuredPartners, Inc.(a)
01/15/2029	5.625%	70,000	68,351
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	104,000	102,086
HUB International Ltd.(a)
05/01/2026	7.000%	47,000	48,290
12/01/2029	5.625%	97,000	99,886
MGIC Investment Corp.
08/15/2028	5.250%	16,000	16,879
Radian Group, Inc.
03/15/2025	6.625%	30,000	33,218
03/15/2027	4.875%	38,000	40,780
USI, Inc.(a)
05/01/2025	6.875%	39,000	39,426
Total			633,143
Restaurants 0.4%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	28,000	29,083
01/15/2028	3.875%	103,000	104,286
IRB Holding Corp.(a)
06/15/2025	7.000%	193,000	204,151
02/15/2026	6.750%	199,000	203,101
Yum! Brands, Inc.(a)
04/01/2025	7.750%	25,000	26,358
Total			566,979
Retailers 0.2%
Asbury Automotive Group Inc.(a)
02/15/2032	5.000%	22,000	22,729
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	22,000	22,450
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	15,000	14,983
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.
11/01/2035	6.875%	94,000	117,008
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	39,000	40,003
Penske Automotive Group, Inc.
09/01/2025	3.500%	29,000	29,748
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	58,000	59,625
02/15/2029	7.750%	14,000	15,284
Total			321,830
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2028	5.875%	92,000	97,691
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	29,000	29,631
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	30,000	31,516
Total			158,838
Technology 2.3%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	25,000	24,953
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	27,000	28,352
03/01/2026	9.125%	16,000	16,710
Broadcom, Inc.(a)
04/15/2034	3.469%	205,000	213,882
11/15/2036	3.187%	129,000	129,418
Camelot Finance SA(a)
11/01/2026	4.500%	54,000	55,981
CDK Global, Inc.
06/01/2027	4.875%	57,000	59,267
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	41,000	41,326
07/01/2029	4.875%	92,000	93,459
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	31,000	31,703
Everi Holdings, Inc.(a)
07/15/2029	5.000%	8,000	8,116
Gartner, Inc.(a)
06/15/2029	3.625%	197,000	199,203
10/01/2030	3.750%	341,000	346,642
HealthEquity, Inc.(a)
10/01/2029	4.500%	91,000	90,334
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	68,000	66,901

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	59,000	60,779
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	115,000	116,222
NCR Corp.(a)
10/01/2028	5.000%	81,000	83,468
04/15/2029	5.125%	85,000	87,892
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	67,000	69,177
07/15/2029	4.500%	36,000	35,412
10/01/2030	5.875%	17,000	17,949
07/15/2031	4.750%	45,000	44,592
NXP BV/Funding LLC/USA, Inc.(a)
02/15/2042	3.125%	149,000	149,807
Oracle Corp.
04/01/2050	3.600%	297,000	290,857
03/25/2061	4.100%	287,000	299,639
Plantronics, Inc.(a)
03/01/2029	4.750%	159,000	151,581
PTC, Inc.(a)
02/15/2028	4.000%	63,000	64,125
Sabre GLBL, Inc.(a)
09/01/2025	7.375%	8,000	8,320
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	102,000	105,469
Square, Inc.(a)
06/01/2031	3.500%	49,000	50,477
Switch Ltd.(a)
09/15/2028	3.750%	33,000	33,287
06/15/2029	4.125%	36,000	36,944
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	43,000	44,594
Verscend Escrow Corp.(a)
08/15/2026	9.750%	151,000	159,561
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	101,000	99,821
Total			3,416,220
Transportation Services 0.1%
Adani Ports & Special Economic Zone Ltd.(a)
07/03/2029	4.375%	200,000	208,861
Wireless 2.0%
Altice France Holding SA(a)
02/15/2028	6.000%	281,000	268,771
Altice France SA(a)
02/01/2027	8.125%	43,000	45,851
07/15/2029	5.125%	100,000	97,553
10/15/2029	5.500%	55,000	54,450
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Tower Corp.
08/15/2029	3.800%	268,000	291,793
09/15/2031	2.300%	75,000	72,916
SBA Communications Corp.
02/15/2027	3.875%	69,000	71,237
SBA Communications Corp.(a)
02/01/2029	3.125%	295,000	283,896
Sprint Capital Corp.
11/15/2028	6.875%	94,000	118,925
Sprint Corp.
06/15/2024	7.125%	26,000	29,205
T-Mobile USA, Inc.
02/15/2029	2.625%	78,000	76,778
04/15/2030	3.875%	390,000	426,764
02/15/2031	2.875%	43,000	42,453
04/15/2031	3.500%	118,000	122,839
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	668,000	692,380
10/15/2052	3.400%	30,000	29,914
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	79,000	77,419
07/15/2031	4.750%	123,000	125,048
Total			2,928,192
Wirelines 2.0%
AT&T, Inc.
09/15/2055	3.550%	423,000	423,781
12/01/2057	3.800%	552,000	575,162
CenturyLink, Inc.
12/01/2023	6.750%	77,000	83,092
04/01/2024	7.500%	102,000	111,670
04/01/2025	5.625%	102,000	107,909
CenturyLink, Inc.(a)
12/15/2026	5.125%	54,000	56,182
02/15/2027	4.000%	44,000	44,640
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	73,000	71,949
03/01/2028	6.125%	46,000	45,392
Iliad Holding SAS(a)
10/15/2028	7.000%	39,000	41,039
Level 3 Financing, Inc.(a)
07/15/2029	3.750%	44,000	42,130
Network i2i Ltd.(a),(g)
12/31/2049	5.650%	200,000	210,479
Verizon Communications, Inc.(a)
03/15/2032	2.355%	496,000	489,201

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Verizon Communications, Inc.
08/10/2033	4.500%		242,000	285,117
03/22/2061	3.700%		298,000	322,581
Total				2,910,324
Total Corporate Bonds & Notes (Cost $62,346,311)				64,607,592

Foreign Government Obligations(i),(j) 5.7%

Angola 0.1%
Angolan Government International Bond(a)
11/26/2029	8.000%		200,000	197,031
Brazil 0.1%
Brazilian Government International Bond
06/12/2030	3.875%		202,000	196,172
Canada 0.2%
MEGlobal Canada ULC(a)
05/18/2025	5.000%		200,000	218,236
NOVA Chemicals Corp.(a)
05/15/2029	4.250%		28,000	28,080
Total				246,316
China 0.5%
China Development Bank
07/06/2028	4.040%	CNY	4,220,000	703,032
Colombia 0.4%
Colombia Government International Bond
06/15/2045	5.000%		300,000	270,686
05/15/2049	5.200%		273,000	251,162
Total				521,848
Dominican Republic 0.5%
Dominican Republic International Bond(a)
01/25/2027	5.950%		218,000	243,157
04/30/2044	7.450%		200,000	236,781
01/27/2045	6.850%		200,000	220,462
Total				700,400
Egypt 0.2%
Egypt Government International Bond(a)
04/11/2031	6.375%	EUR	100,000	104,928
01/31/2047	8.500%		250,000	221,692
Total				326,620
Ghana 0.1%
Ghana Government International Bond(a)
03/26/2051	8.950%		200,000	160,312
Foreign Government Obligations(i),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Guatemala 0.2%
Guatemala Government Bond(a)
06/01/2050	6.125%		200,000	229,398
Indonesia 0.6%
Indonesia Government International Bond
10/30/2049	3.700%		200,000	211,877
PT Indonesia Asahan Aluminium Persero(a)
11/15/2048	6.757%		200,000	257,258
PT Pertamina Persero(a)
05/30/2044	6.450%		200,000	262,200
PT Saka Energi Indonesia(a)
05/05/2024	4.450%		200,000	194,362
Total				925,697
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	200,000	233,799
Kazakhstan 0.2%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		200,000	221,005
Mexico 1.0%
Mexican Bonos
05/31/2029	8.500%	MXN	8,500,000	439,591
Mexico Government International Bond
04/16/2030	3.250%		200,000	205,624
Petroleos Mexicanos(a)
09/12/2024	7.190%	MXN	260,000	12,127
02/16/2032	6.700%		175,000	176,230
Petroleos Mexicanos
11/12/2026	7.470%	MXN	4,700,000	206,588
01/28/2031	5.950%		22,000	21,417
09/21/2047	6.750%		183,000	161,918
01/23/2050	7.690%		300,000	289,381
Total				1,512,876
Paraguay 0.2%
Paraguay Government International Bond(a)
08/11/2044	6.100%		200,000	245,935
Qatar 0.3%
Qatar Government International Bond(a)
03/14/2049	4.817%		200,000	262,583
Qatar Petroleum(a)
07/12/2031	2.250%		200,000	198,149
Total				460,732

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(i),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Romania 0.1%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	150,000	192,865
Russian Federation 0.2%
Russian Foreign Bond - Eurobond(a)
03/28/2035	5.100%		200,000	236,192
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%		200,000	206,451
Turkey 0.1%
Turkey Government International Bond
02/17/2028	5.125%		200,000	179,113
Ukraine 0.1%
Ukraine Government International Bond(a)
09/25/2032	7.375%		220,000	196,492
United Arab Emirates 0.3%
DP World Crescent Ltd.(a)
07/18/2029	3.875%		200,000	213,091
DP World Ltd.(a)
09/25/2048	5.625%		200,000	246,370
Total				459,461
Total Foreign Government Obligations (Cost $8,377,065)				8,351,747

Residential Mortgage-Backed Securities - Agency 6.7%

Federal Home Loan Mortgage Corp.(k)
CMO Series 4120 Class AI
11/15/2039	3.500%		145,534	792
Federal Home Loan Mortgage Corp.(e),(k)
CMO Series 4620 Class AS
11/15/2042	1.611%		726,755	42,227
Federal National Mortgage Association
05/01/2041	4.000%		23,954	25,833
Federal National Mortgage Association(e),(k)
CMO Series 2006-5 Class N1
08/25/2034	0.000%		1,647,882	2
Federal National Mortgage Association(k)
CMO Series 2012-133 Class EI
07/25/2031	3.500%		325,449	11,567
CMO Series 2012-139 Class IL
04/25/2040	3.500%		196,684	2,688
CMO Series 2013-1 Class AI
02/25/2043	3.500%		828,263	113,913
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	2,407,614	398,747
Federal National Mortgage Association(b),(k)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.048%	310,025	59,458
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.898%	580,364	100,276
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	5.998%	439,265	110,166
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.048%	889,847	189,234
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	6.048%	394,387	96,373
Government National Mortgage Association(k)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	935,335	91,733
CMO Series 2020-138 Class GI
09/20/2050	3.000%	897,370	126,032
CMO Series 2021-140 Class IW
08/20/2051	3.500%	1,248,935	173,455
CMO Series 2021-16 Class KI
01/20/2051	2.500%	1,430,357	206,970
CMO Series 2021-57 Class KI
03/20/2051	3.500%	1,802,052	254,597
CMO Series 2021-89 Class IO
05/20/2051	3.000%	1,248,973	176,302
CMO Series 2021-9 Class MI
01/20/2051	2.500%	1,138,345	131,006
Government National Mortgage Association(b),(k)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	5.996%	486,636	84,132
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.096%	405,707	82,744

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	6.146%	492,027	80,547
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	6.096%	832,285	140,036
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	5.996%	619,057	91,635
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	5.996%	558,729	83,269
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.096%	990,665	190,326
CMO Series 2019-152 Class BS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/20/2049	5.946%	1,096,410	150,602
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.946%	372,841	64,582
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	5.946%	875,526	143,693
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	5.946%	731,517	113,623
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	6.046%	579,207	100,298
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	6.046%	584,255	100,515
Government National Mortgage Association TBA(l)
01/20/2052	3.000%	2,000,000	2,070,078
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(l)
01/18/2037	3.000%	1,000,000	1,045,820
01/13/2052	2.000%	1,000,000	997,422
01/13/2052	2.500%	2,000,000	2,041,484
Total Residential Mortgage-Backed Securities - Agency (Cost $10,489,782)			9,892,177

Residential Mortgage-Backed Securities - Non-Agency 18.9%

510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	515,519	510,708
Banc of America Funding Trust(a),(c),(d),(e)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	507,334	508,501
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-2A Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 04/25/2029	1.552%	261,182	261,181
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	4.952%	550,000	576,921
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	2.960%	300,000	308,513
BRAVO Residential Funding Trust(a),(e)
CMO Series 2021-B Class A1
04/01/2069	2.115%	402,283	399,455
BVRT Financing Trust(a),(b),(c),(d)
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	2.538%	500,000	500,650
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	875,000	885,937
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	2.950%	500,000	500,000
CMO Series 2021-CRT2 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 11/10/2032	1.851%	15,968	15,968

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-CRT2 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 11/10/2032	2.351%	500,000	500,000
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.852%	500,000	501,502
CIM Trust(a),(d),(e)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	291,459	290,760
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	343,748	339,329
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	3.402%	350,000	352,969
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	2.710%	275,000	279,331
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.102%	700,000	736,430
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	3.050%	600,000	606,920
Subordinated CMO Series 2021-DNA5 Class B1
30-day Average SOFR + 3.050% 01/25/2034	3.100%	500,000	504,228
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.050%	750,000	783,211
Loan Revolving Advance Investment Trust(a),(b),(c),(d)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	2.838%	300,000	300,000
MRA Issuance Trust(a),(b)
CMO Series 2021-EBO4 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.840%	1,000,000	1,000,074
New York Mortgage Trust(a),(e)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	400,000	398,104
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	354,599	356,125
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	3.050%	200,000	200,380
OSAT Trust(a),(e)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	573,270	573,248
PMC PLS ESR Issuer LLC(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	229,146	230,196
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.102%	278,363	278,055
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.852%	381,362	378,129
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.952%	2,350,000	2,355,932
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.752%	3,450,000	3,453,706
Point Securitization Trust(a),(e)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	567,217	567,217
Preston Ridge Partners Mortgage(a),(e)
CMO Series 2021-2 Class A1
03/25/2026	2.115%	333,941	333,578
CMO Series 2021-4 Class A1
04/25/2026	1.867%	351,667	347,972
Preston Ridge Partners Mortgage LLC(a),(e)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	353,612	351,297
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	357,792	356,271
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	240,531	238,375

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	288,511	285,998
Radnor Re Ltd.(a),(b)
CMO Series 2021-1 Class M2
30-day Average SOFR + 3.150% 12/27/2033	3.200%	400,000	391,648
Stonnington Mortgage Trust(a),(d),(e)
CMO Series 2020-1 Class A
07/28/2024	3.500%	373,811	373,811
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	400,000	397,885
Triangle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 3.000% Floor 3.000% 08/25/2033	3.102%	591,214	592,216
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	3.502%	400,000	401,629
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	4.602%	500,000	511,184
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	5.602%	250,000	261,467
VCAT Asset Securitization LLC(a),(e)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	485,025	476,721
VCAT LLC(a),(e)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	629,765	621,416
Vericrest Opportunity Loan Transferee(a),(e)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	630,983	628,163
Vericrest Opportunity Loan Transferee XCIII LLC(a),(e)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	381,538	379,962
Verus Securitization Trust(a),(e)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	400,000	402,968
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	307,696	307,932
Subordinated CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	300,000	301,057
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(e)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	100,657
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	203,051
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $27,183,323)			27,718,938

Senior Loans 9.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.3%
American Airlines, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 1.750% 01/29/2027	1.852%	489,844	459,963
Automotive 0.3%
Clarios Global LP(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	3.354%	422,604	419,751
Building Materials 0.3%
CP Atlas Buyer, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 11/23/2027	4.250%	496,283	493,553
Cable and Satellite 0.5%
Cogeco Communications Finance LP(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/03/2025	2.104%	48,229	47,855
Virgin Media Bristol LLC(b),(m)
Tranche Q Term Loan
1-month USD LIBOR + 3.250% 01/31/2029	3.360%	600,000	599,346
Total			647,201
Chemicals 0.9%
ColourOz Investment 1 GmbH(b),(m)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	67,723	67,201
ColourOz Investment 2 LLC(b),(m)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	409,677	406,519

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ineos US Finance LLC(b),(m)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	2.104%	488,550	485,560
Nouryon Finance BV(b),(m)
Term Loan
1-month USD LIBOR + 3.000% 10/01/2025	3.102%	374,880	373,242
Total			1,332,522
Consumer Cyclical Services 0.6%
8th Avenue Food & Provisions, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	3.852%	33,568	33,022
8th Avenue Food & Provisions, Inc.(b),(d),(m)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.852%	63,566	60,388
Uber Technologies, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% 02/25/2027	3.604%	701,529	701,179
Total			794,589
Diversified Manufacturing 0.3%
TK Elevator Midco GmbH(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/30/2027	4.000%	495,019	494,949
Electric 0.7%
ExGen Renewables IV LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 12/15/2027	3.500%	488,748	488,059
PG&E Corp.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 06/23/2025	3.500%	492,500	486,590
Total			974,649
Gaming 0.3%
Caesars Resort Collection LLC(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% 07/21/2025	3.604%	493,750	493,627
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.3%
Medline Borrower LP(b),(m)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	3.750%	466,667	466,461
Leisure 0.3%
Metro-Goldwyn-Mayer, Inc.(b),(m)
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	5.500%	500,000	498,595
Media and Entertainment 0.3%
Gray Television, Inc.(b),(m)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	2.599%	425,886	422,202
Packaging 1.0%
Flex Acquisition Co., Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 03/02/2028	4.000%	1,490,621	1,486,582
Pharmaceuticals 0.3%
Grifols Worldwide Operations Ltd.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.104%	393,518	387,616
Property & Casualty 0.3%
Asurion LLC(b),(m)
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	3.354%	442,775	439,454
Restaurants 0.3%
1011778 BC ULC(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.854%	447,008	440,303
Technology 2.3%
Arches Buyer, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 12/06/2027	3.750%	495,000	490,981

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Avaya, Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 4.250% 12/15/2027	4.360%	277,009	277,529
Dun & Bradstreet Corp. (The)(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 02/06/2026	3.352%	493,756	491,465
LogMeIn, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.750% 08/31/2027	4.860%	498,744	495,487
MA FinanceCo LLC(b),(m)
Tranche B4 Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 06/05/2025	5.250%	487,421	493,821
Misys Ltd.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	4.500%	497,264	494,697
Peraton Corp.(b),(m)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	4.500%	578,958	578,750
Project Alpha Intermediate Holding, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	5.000%	57,711	57,748
Total			3,380,478
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.3%
SBA Senior Finance II LLC(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.860%	491,094	485,265
Total Senior Loans (Cost $14,168,587)			14,117,760

Options Purchased Calls 0.0%
Value ($)
(Cost $136,410)	5,337

Options Purchased Puts 0.3%

(Cost $389,320)	374,911

Money Market Funds 6.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(n),(o)	8,801,011	8,799,251
Total Money Market Funds (Cost $8,799,456)		8,799,251
Total Investments in Securities (Cost: $148,691,537)		150,749,410
Other Assets & Liabilities, Net		(3,982,569)
Net Assets		146,766,841

At December 31, 2021, securities and/or cash totaling $1,471,425 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
13,038,852 MXN	626,055 USD	Citi	01/11/2022	—	(9,975)
863,077 EUR	984,060 USD	UBS	01/11/2022	1,304	—
Total				1,304	(9,975)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	25	03/2022	EUR	3,675,250	—	(78,482)
U.S. Treasury 5-Year Note	46	03/2022	USD	5,564,922	—	(3,340)
Total					—	(81,822)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
December 31, 2021
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(20)	03/2022	EUR	(3,427,400)	73,007	—
U.S. Treasury 10-Year Note	(145)	03/2022	USD	(18,917,969)	8,324	—
U.S. Treasury 10-Year Note	(38)	03/2022	USD	(4,957,813)	—	(26,786)
U.S. Ultra Treasury Bond	(10)	03/2022	USD	(1,971,250)	19,635	—
U.S. Ultra Treasury Bond	(12)	03/2022	USD	(2,365,500)	—	(6,685)
Total					100,966	(33,471)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	6,900,000	6,900,000	1.10	01/24/2022	63,480	507
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	1,250,000	1,250,000	1.00	07/08/2022	12,750	4,398
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	5,900,000	5,900,000	1.10	01/24/2022	60,180	432
Total							136,410	5,337

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	5,900,000	5,900,000	1.75	07/15/2022	102,070	99,632
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	9,000,000	9,000,000	1.75	11/09/2022	210,600	211,936
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	7,300,000	7,300,000	1.50	05/20/2022	76,650	63,343
Total							389,320	374,911

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(6,000,000)	(6,000,000)	2.20	03/17/2022	(112,200)	(8,225)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(6,000,000)	(6,000,000)	1.10	05/03/2022	(25,500)	(23,828)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(6,000,000)	(6,000,000)	1.25	05/23/2022	(22,200)	(19,490)
2-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(6,000,000)	(6,000,000)	1.25	05/23/2022	(23,700)	(19,490)
Total							(183,600)	(71,033)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.361%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	10/24/2025	MXN	17,000,000	(29,461)	—	—	—	(29,461)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	8,000,000	(19,866)	—	—	—	(19,866)
Fixed rate of 5.960%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	02/02/2026	MXN	20,000,000	(50,580)	—	—	—	(50,580)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.372%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Morgan Stanley	02/17/2031	USD	3,300,000	(297,321)	—	—	—	(297,321)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	2,100,000	(40,039)	—	—	—	(40,039)
Total							(437,267)	—	—	—	(437,267)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	200,000	9,469	(117)	7,009	—	2,343	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 37	Morgan Stanley	12/20/2026	5.000	Quarterly	USD	6,117,000	(5,497)	—	—	—	(5,497)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.156	USD	500,000	(44,610)	291	—	(112,039)	67,720	—
Markit CMBX North America Index, Series 12 BBB-	Goldman Sachs International	08/17/2061	3.000	Monthly	3.927	USD	200,000	(10,345)	117	—	(10,998)	770	—
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	3.809	USD	300,000	(15,515)	175	—	(16,266)	926	—
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	3.809	USD	200,000	(10,344)	117	—	(10,356)	129	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	500,000	(44,610)	292	—	(110,953)	66,635	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	500,000	(44,609)	292	—	(85,947)	41,630	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	500,000	(44,608)	291	—	(82,762)	38,445	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	250,000	(22,305)	146	—	(40,045)	17,886	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.952	USD	500,000	(23,672)	292	—	(85,453)	62,073	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.952	USD	300,000	(14,203)	175	—	(45,071)	31,043	—
Markit CMBX North America Index, Series 13 BBB-	JPMorgan	12/16/2072	3.000	Monthly	3.809	USD	200,000	(10,344)	117	—	(11,487)	1,260	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	500,000	(44,609)	292	—	(110,633)	66,316	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	500,000	(44,608)	291	—	(100,415)	56,098	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
December 31, 2021
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	500,000	(44,609)	291	—	(82,762)	38,444	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.952	USD	400,000	(18,938)	233	—	(24,783)	6,078	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.927	USD	300,000	(15,516)	175	—	(14,386)	—	(955)
Total								(453,445)	3,587	—	(944,356)	495,453	(955)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	5.715%
3-Month USD LIBOR	London Interbank Offered Rate	0.209%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	7.036%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $85,005,447, which represents 57.92% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $2,594,888, which represents 1.77% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(f)	Non-income producing investment.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(l)	Represents a security purchased on a when-issued basis.
(m)	The stated interest rate represents the weighted average interest rate at December 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(o)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	10,027,788	115,213,654	(116,439,956)	(2,235)	8,799,251	1,316	5,188	8,801,011
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
CNY	China Yuan Renminbi
EUR	Euro
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	10,251,737	399,800	10,651,537
Commercial Mortgage-Backed Securities - Non-Agency	—	6,030,437	—	6,030,437
Common Stocks
Financials	—	—	—	—
Total Common Stocks	—	—	—	—
Convertible Bonds	—	199,723	—	199,723
Corporate Bonds & Notes	—	64,607,592	—	64,607,592
Foreign Government Obligations	—	8,351,747	—	8,351,747
Residential Mortgage-Backed Securities - Agency	—	9,892,177	—	9,892,177
Residential Mortgage-Backed Securities - Non-Agency	—	23,843,311	3,875,627	27,718,938
Senior Loans	—	14,057,372	60,388	14,117,760
Options Purchased Calls	—	5,337	—	5,337
Options Purchased Puts	—	374,911	—	374,911
Money Market Funds	8,799,251	—	—	8,799,251
Total Investments in Securities	8,799,251	137,614,344	4,335,815	150,749,410
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,304	—	1,304
Futures Contracts	100,966	—	—	100,966
Swap Contracts	—	497,796	—	497,796
Liability
Forward Foreign Currency Exchange Contracts	—	(9,975)	—	(9,975)
Futures Contracts	(115,293)	—	—	(115,293)
Options Contracts Written	—	(71,033)	—	(71,033)
Swap Contracts	—	(443,719)	—	(443,719)
Total	8,784,924	137,588,717	4,335,815	150,709,456
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2021 ($)
Asset-Backed Securities — Non-Agency	958,494	—	—	(4,999)	399,993	(452,330)	—	(501,358)	399,800
Common Stocks	—	—	(199,474)	200,545	—	(1,071)	—	—	—
Residential Mortgage-Backed Securities — Non-Agency	1,762,784	750	—	8,104	3,468,511	(992,554)	—	(371,968)	3,875,627
Senior Loans	95,165	(70)	—	(1,995)	—	—	62,453	(95,165)	60,388
Total	2,816,443	680	(199,474)	201,655	3,868,504	(1,445,955)	62,453	(968,491)	4,335,815
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2021 was $5,916, which is comprised of Asset-Backed Securities — Non-Agency of $(193), Residential Mortgage-Backed Securities — Non-Agency of $8,104 and Senior Loans of $(1,995).
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities, asset backed securities, senior loans and common stock classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	33

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $139,366,351)	$141,569,911
Affiliated issuers (cost $8,799,456)	8,799,251
Options purchased (cost $525,730)	380,248
Cash	39,681
Foreign currency (cost $48,864)	49,487
Cash collateral held at broker for:
Swap contracts	170,000
Margin deposits on:
Futures contracts	582,139
Swap contracts	719,286
Unrealized appreciation on forward foreign currency exchange contracts	1,304
Unrealized appreciation on swap contracts	497,796
Upfront payments on swap contracts	7,009
Receivable for:
Investments sold	164,849
Capital shares sold	110,201
Dividends	629
Interest	1,084,275
Foreign tax reclaims	2,019
Variation margin for futures contracts	9,355
Expense reimbursement due from Investment Manager	453
Prepaid expenses	2,772
Trustees’ deferred compensation plan	128,408
Total assets	154,319,073
Liabilities
Option contracts written, at value (premiums received $183,600)	71,033
Unrealized depreciation on forward foreign currency exchange contracts	9,975
Unrealized depreciation on swap contracts	955
Upfront receipts on swap contracts	944,356
Payable for:
Investments purchased on a delayed delivery basis	6,163,049
Capital shares purchased	76,262
Variation margin for futures contracts	52,063
Variation margin for swap contracts	33,359
Management services fees	2,411
Distribution and/or service fees	875
Service fees	19,880
Compensation of board members	7,152
Compensation of chief compliance officer	9
Other expenses	42,445
Trustees’ deferred compensation plan	128,408
Total liabilities	7,552,232
Net assets applicable to outstanding capital stock	$146,766,841
Represented by
Paid in capital	135,098,859
Total distributable earnings (loss)	11,667,982
Total - representing net assets applicable to outstanding capital stock	$146,766,841
Class 1
Net assets	$19,045,105
Shares outstanding	4,480,614
Net asset value per share	$4.25
Class 2
Net assets	$127,721,736
Shares outstanding	30,394,801
Net asset value per share	$4.20
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$71
Dividends — affiliated issuers	5,188
Interest	5,517,893
Total income	5,523,152
Expenses:
Management services fees	834,633
Distribution and/or service fees
Class 2	293,609
Service fees	152,332
Compensation of board members	16,043
Custodian fees	41,003
Printing and postage fees	23,229
Audit fees	55,223
Legal fees	11,725
Interest on collateral	9,722
Compensation of chief compliance officer	36
Other	5,721
Total expenses	1,443,276
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(184,382)
Total net expenses	1,258,894
Net investment income	4,264,258
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,350,711
Investments — affiliated issuers	1,316
Foreign currency translations	(32,838)
Forward foreign currency exchange contracts	23,169
Futures contracts	807,127
Options purchased	629,650
Options contracts written	8,585
Swap contracts	(854,266)
Net realized gain	6,933,454
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(7,880,071)
Investments — affiliated issuers	(2,235)
Foreign currency translations	(11,068)
Forward foreign currency exchange contracts	61,755
Futures contracts	(322,871)
Options purchased	(230,631)
Options contracts written	112,567
Swap contracts	(362,048)
Net change in unrealized appreciation (depreciation)	(8,634,602)
Net realized and unrealized loss	(1,701,148)
Net increase in net assets resulting from operations	$2,563,110
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	35

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$4,264,258	$7,204,897
Net realized gain	6,933,454	1,514,575
Net change in unrealized appreciation (depreciation)	(8,634,602)	4,653,730
Net increase in net assets resulting from operations	2,563,110	13,373,202
Distributions to shareholders
Net investment income and net realized gains
Class 1	(952,850)	(3,974,116)
Class 2	(6,233,060)	(3,277,059)
Total distributions to shareholders	(7,185,910)	(7,251,175)
Increase (decrease) in net assets from capital stock activity	(72,845,490)	5,642,391
Total increase (decrease) in net assets	(77,468,290)	11,764,418
Net assets at beginning of year	224,235,131	212,470,713
Net assets at end of year	$146,766,841	$224,235,131

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,070,904	4,682,876	979,700	4,110,151
Distributions reinvested	223,150	952,850	946,218	3,974,116
Redemptions	(23,791,166)	(105,162,096)	(624,669)	(2,616,503)
Net increase (decrease)	(22,497,112)	(99,526,370)	1,301,249	5,467,764
Class 2
Subscriptions	8,039,184	34,765,188	4,936,010	20,522,083
Distributions reinvested	1,473,537	6,233,060	787,754	3,277,059
Redemptions	(3,311,883)	(14,317,368)	(5,842,822)	(23,624,515)
Net increase (decrease)	6,200,838	26,680,880	(119,058)	174,627
Total net increase (decrease)	(16,296,274)	(72,845,490)	1,182,191	5,642,391
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

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Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$4.40	0.14	(0.05)	0.09	(0.24)	(0.24)
Year Ended 12/31/2020	$4.27	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 12/31/2019	$4.02	0.18	0.23	0.41	(0.16)	(0.16)
Year Ended 12/31/2018	$4.18	0.19	(0.21)	(0.02)	(0.14)	(0.14)
Year Ended 12/31/2017	$4.05	0.18	0.08	0.26	(0.13)	(0.13)
Class 2
Year Ended 12/31/2021	$4.36	0.13	(0.06)	0.07	(0.23)	(0.23)
Year Ended 12/31/2020	$4.23	0.14	0.13	0.27	(0.14)	(0.14)
Year Ended 12/31/2019	$3.98	0.16	0.24	0.40	(0.15)	(0.15)
Year Ended 12/31/2018	$4.14	0.17	(0.20)	(0.03)	(0.13)	(0.13)
Year Ended 12/31/2017	$4.02	0.17	0.07	0.24	(0.12)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Class 1	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class 2	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$4.25	2.09%	0.80%(c)	0.69%(c)	3.21%	136%	$19,045
Year Ended 12/31/2020	$4.40	6.82%	0.74%(c)	0.69%(c)	3.58%	166%	$118,832
Year Ended 12/31/2019	$4.27	10.38%	0.74%(c)	0.69%(c)	4.19%	193%	$109,698
Year Ended 12/31/2018	$4.02	(0.39%)	0.77%(c)	0.69%(c)	4.49%	157%	$99,738
Year Ended 12/31/2017	$4.18	6.36%	0.77%	0.71%	4.42%	162%	$99,806
Class 2
Year Ended 12/31/2021	$4.20	1.63%	1.08%(c)	0.94%(c)	3.04%	136%	$127,722
Year Ended 12/31/2020	$4.36	6.62%	0.99%(c)	0.94%(c)	3.33%	166%	$105,403
Year Ended 12/31/2019	$4.23	10.22%	0.99%(c)	0.94%(c)	3.92%	193%	$102,773
Year Ended 12/31/2018	$3.98	(0.64%)	1.02%(c)	0.94%(c)	4.24%	157%	$68,554
Year Ended 12/31/2017	$4.14	5.90%	1.03%	0.96%	4.19%	162%	$63,882
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	39

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
40	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
December 31, 2021
sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
42	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
December 31, 2021
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
44	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to manage long or short exposure to an inflation index. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
December 31, 2021
Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	497,796*
Credit risk	Upfront payments on swap contracts	7,009
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,304
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	100,966*
Interest rate risk	Investments, at value — Options purchased	380,248
Total		987,323

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	6,452*
Credit risk	Upfront receipts on swap contracts	944,356
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,975
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	115,293*
Interest rate risk	Options contracts written, at value	71,033
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	437,267*
Total		1,584,376

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
46	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	175,967	175,967
Foreign exchange risk	23,169	—	—	—	—	23,169
Interest rate risk	—	807,127	8,585	629,650	(1,030,233)	415,129
Total	23,169	807,127	8,585	629,650	(854,266)	614,265

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(24,818)	(24,818)
Foreign exchange risk	61,755	—	—	—	—	61,755
Interest rate risk	—	(322,871)	112,567	(230,631)	(337,230)	(778,165)
Total	61,755	(322,871)	112,567	(230,631)	(362,048)	(741,228)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	40,714,025
Futures contracts — short	16,251,422
Credit default swap contracts — buy protection	7,519,500
Credit default swap contracts — sell protection	5,750,000

Derivative instrument	Average value ($)*
Options contracts — purchased	1,424,940
Options contracts — written	(119,095)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	19,538	(8,010)
Interest rate swap contracts	77,128	(545,548)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
December 31, 2021
rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
48	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	-	-	-	-	-	1,304	1,304
Options purchased calls	4,905	-	-	-	432	-	-	5,337
Options purchased puts	99,632	-	-	-	275,279	-	-	374,911
OTC credit default swap contracts (b)	-	67,720	1,825	268,324	166,936	-	-	504,805
Total assets	104,537	67,720	1,825	268,324	442,647	-	1,304	886,357
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	-	-	5,574	-	5,574
Centrally cleared interest rate swap contracts (c)	-	-	-	-	-	27,785	-	27,785
Forward foreign currency exchange contracts	9,975	-	-	-	-	-	-	9,975
Options contracts written	51,543	-	-	-	19,490	-	-	71,033
OTC credit default swap contracts (b)	-	112,039	37,620	461,718	333,934	-	-	945,311
Total liabilities	61,518	112,039	37,620	461,718	353,424	33,359	-	1,059,678
Total financial and derivative net assets	43,019	(44,319)	(35,795)	(193,394)	89,223	(33,359)	1,304	(173,321)
Total collateral received (pledged) (d)	43,019	-	-	(170,000)	89,223	(33,359)	-	(71,117)
Net amount (e)	-	(44,319)	(35,795)	(23,394)	-	-	1,304	(102,204)

Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
December 31, 2021
(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
50	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.600% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	51

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.11% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.69%
Class 2	0.94
52	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(124,529)	124,529	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,185,910	—	7,185,910	7,251,175	—	7,251,175
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,225,846	3,635,505	—	1,931,792
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
147,840,317	4,055,939	(2,124,147)	1,931,792
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	53

Notes to Financial Statements  (continued)
December 31, 2021
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	248,523
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $193,230,772 and $280,842,054, respectively, for the year ended December 31, 2021, of which $103,397,930 and $115,242,232, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the
54	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	55

Notes to Financial Statements  (continued)
December 31, 2021
publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value
56	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, two unaffiliated shareholders of record owned 24.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	57

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Strategic Income Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
58	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$3,817,280
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	59

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
60	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	61

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
62	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021	63

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
64	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2021

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Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-1522 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Small Company Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Company Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Company Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collete, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	-2.90	24.31	17.95
Class 2	06/01/00	-3.13	23.99	17.66
Russell 2000 Growth Index		2.83	14.53	14.14
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	97.0
Money Market Funds	3.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	1.3
Consumer Discretionary	15.3
Consumer Staples	1.5
Energy	1.7
Financials	1.7
Health Care	33.8
Industrials	17.9
Information Technology	23.0
Materials	2.6
Real Estate	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 90.33% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned -3.13%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 2.83% for the same time period.
Market overview
U.S. equities posted strong gains in 2021. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. (Hawkish suggests higher interest rates and is the opposite of dovish.)
Nine of eleven sectors within the benchmark delivered positive gains for the period. The energy, real estate and utilities sectors delivered the strongest gains. The health care and communication services sectors lagged most, posting negative returns for the period.
The Fund’s notable detractors during the period
•	Allocation decisions were the primary driver of relative underperformance during the period, particularly an overweight to the poor performing health care sector and underweights to the financials, real estate and consumer staples sectors.
•	Stock selection in the financials, information technology, communication services and consumer discretionary sectors weighed on results.
•	The Fund’s holding in Amedisys, a home healthcare and hospice service provider, declined as the firm reflected incrementally lower average length of patient stays in the period, despite broader positive trends within Amedisys’ core business segments. We view the dip in average patient stays as transitory and would expect to see a recovery in the coming quarters. Longer term, we believe Amedisys possesses the scope and scale to perform well in an increasingly value-based health care environment tasked with addressing an aging U.S. population.
•	LendingTree, Inc., an operator of an online loan marketplace for consumers seeking loans and other credit-based offerings, detracted from performance. As the economy and outlook continued to improve, consumers and businesses had a high-level of savings built up, which made them less likely to default on current loans, but also less in need of loans. The position was eliminated during the period.
•	A position in Avalara, a cloud-based provider of tax compliance software, detracted from returns. Although the company reported solid quarterly results in revenues, profits and cash flow, all of which exceeded expectations, the market chose to focus on a slowdown in billings growth, which pressured the stock.
•	Several positions in the portfolio pressured returns, such as Sharecare, Inc. and Adaptive Biotechnologies, which were caught in the broad market shift away from high growth / high multiple stocks into lower multiple / high profitable stocks rather than an individual company specific catalyst.
The Fund’s notable contributors during the period
•	Stock selection within the health care sector was the largest contributor to relative performance during the period.
•	Stock selection, along with overweights, in the industrials and materials sectors also aided Fund performance during the period.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Bill.com Holdings, Inc., which offers cloud-based software that helps small and midsize businesses automate their back-office financial operations, contributed to returns after consistently beating revenue targets and posting strong market share gains. Additionally, the company announced a synergistic plan to acquire Divvy, an expense reporting start-up whose software helps businesses combine expense management software and smart corporate cards onto a single platform, that was well received by investors.
•	Bio-Techne Corporation, whose products are used in therapeutics and general life science research conducted by biotechnology and pharmaceutical firms as well as universities and government research institutions, benefited from an environment of high-level life science spending driven by stimulus, vaccines, ongoing virus research and a re-opening of labs.
•	Also contributing to returns was the Fund’s position in SiteOne Landscape Supply, which delivered a convincing beat-and-raise quarter (the company beat estimates and raised its outlook) driven by outdoor living demand and a strong housing market. The company enjoys a leading market share in the attractive and highly fragmented landscape vertical that is ripe for consolidation. SiteOne has been a clear winner over the past year given the greater focus on outdoor living and landscaping services, with strong organic growth acceleration over the past four quarters.
•	Kornit Digital, which develops, manufactures and markets industrial digital printing technologies for the garment, apparel and textile industries, also contributed to performance. Kornit reported results with revenue and earnings ahead of consensus expectations. Revenue growth was broad-based across geographies, and management also highlighted that revenue from Amazon in the second quarter was a record. Kornit continued to experience strong tailwinds from market adoption of Direct-to-Fabric micro factory solutions. Kornit also announced the acquisition of Voxel8, which enables a proprietary printing technology for textiles.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	900.90	1,020.72	4.26	4.53	0.89
Class 2	1,000.00	1,000.00	899.80	1,019.46	5.46	5.80	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 1.3%
Interactive Media & Services 0.6%
fuboTV, Inc.(a)	158,863	2,465,554
Media 0.7%
PubMatic, Inc., Class A(a)	75,754	2,579,424
Total Communication Services		5,044,978
Consumer Discretionary 14.9%
Diversified Consumer Services 0.6%
OneSpaWorld Holdings Ltd.(a)	215,763	2,161,946
Hotels, Restaurants & Leisure 10.7%
Caesars Entertainment, Inc.(a)	144,274	13,493,947
Papa John’s International, Inc.	78,718	10,506,491
Planet Fitness, Inc., Class A(a)	169,084	15,315,629
Portillo’s, Inc., Class A(a)	5,187	194,720
SeaWorld Entertainment, Inc.(a)	57,187	3,709,149
Total		43,219,936
Internet & Direct Marketing Retail 0.9%
Fiverr International Ltd.(a)	32,383	3,681,947
Specialty Retail 2.7%
Floor & Decor Holdings, Inc.(a)	49,038	6,375,430
Leslie’s, Inc.(a)	104,530	2,473,180
Lithia Motors, Inc., Class A	6,985	2,074,196
Total		10,922,806
Total Consumer Discretionary		59,986,635
Consumer Staples 1.4%
Food & Staples Retailing 1.4%
BJ’s Wholesale Club Holdings, Inc.(a)	85,558	5,729,819
Total Consumer Staples		5,729,819
Energy 1.7%
Energy Equipment & Services 0.0%
Expro Group Holdings NV(a)	1	14
Oil, Gas & Consumable Fuels 1.7%
Matador Resources Co.	81,216	2,998,495
Northern Oil and Gas, Inc.	184,717	3,801,476
Total		6,799,971
Total Energy		6,799,985
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 1.7%
Capital Markets 1.3%
Open Lending Corp., Class A(a)	230,061	5,171,771
Insurance 0.4%
Goosehead Insurance, Inc., Class A	12,448	1,619,236
Total Financials		6,791,007
Health Care 32.8%
Biotechnology 6.0%
Arrowhead Pharmaceuticals, Inc.(a)	38,776	2,570,849
Insmed, Inc.(a)	62,805	1,710,808
Intellia Therapeutics, Inc.(a)	20,404	2,412,569
Iovance Biotherapeutics, Inc.(a)	80,070	1,528,536
IVERIC bio, Inc.(a)	144,945	2,423,481
Mirati Therapeutics, Inc.(a)	11,674	1,712,459
Natera, Inc.(a)	67,951	6,345,944
Revolution Medicines, Inc.(a)	63,623	1,601,391
SpringWorks Therapeutics, Inc.(a)	28,391	1,759,674
Vericel Corp.(a)	53,689	2,109,978
Total		24,175,689
Health Care Equipment & Supplies 6.2%
Axonics, Inc.(a)	121,059	6,779,304
BioLife Solutions, Inc.(a)	106,808	3,980,734
Heska Corp.(a)	52,787	9,633,100
Neogen Corp.(a)	48,682	2,210,649
Silk Road Medical, Inc.(a)	59,080	2,517,399
Total		25,121,186
Health Care Providers & Services 6.3%
Addus HomeCare Corp.(a)	44,243	4,137,163
Amedisys, Inc.(a)	56,905	9,211,782
Chemed Corp.	20,457	10,822,571
Hims & Hers Health, Inc., Class A(a)	177,137	1,160,247
Total		25,331,763
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 2.2%
Doximity, Inc., Class A(a)	79,300	3,975,309
Schrodinger, Inc.(a)	59,186	2,061,448
Sharecare, Inc.(a)	697,483	3,131,699
Total		9,168,456
Life Sciences Tools & Services 12.1%
10X Genomics, Inc., Class A(a)	52,850	7,872,536
Adaptive Biotechnologies Corp.(a)	66,490	1,865,709
Bio-Techne Corp.	18,681	9,664,429
Caris Life Sciences, Inc.(a),(b),(c),(d)	308,642	1,666,667
Codexis, Inc.(a)	162,232	5,072,995
DNA Script(a),(b),(c),(d)	1,585	1,101,102
NeoGenomics, Inc.(a)	155,012	5,289,009
Olink Holding AB ADR(a)	79,802	1,452,396
Pacific Biosciences of California, Inc.(a)	78,026	1,596,412
Quanterix Corp.(a)	102,543	4,347,823
Repligen Corp.(a)	33,736	8,934,642
Total		48,863,720
Total Health Care		132,660,814
Industrials 17.3%
Aerospace & Defense 1.6%
Axon Enterprise, Inc.(a)	18,591	2,918,787
Spirit AeroSystems Holdings, Inc., Class A	79,046	3,406,092
Total		6,324,879
Air Freight & Logistics 1.1%
GXO Logistics, Inc.(a)	49,103	4,460,025
Building Products 1.9%
Advanced Drainage Systems, Inc.	57,055	7,766,897
Electrical Equipment 2.0%
Array Technologies, Inc.(a)	125,351	1,966,757
Shoals Technologies Group, Inc., Class A(a)	84,876	2,062,487
Vertiv Holdings Co.	163,197	4,075,029
Total		8,104,273
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 7.7%
Evoqua Water Technologies Corp.(a)	75,867	3,546,782
Helios Technologies, Inc.	69,347	7,293,224
Hillman Solutions Corp.(a)	542,379	5,830,575
Kornit Digital Ltd.(a)	95,052	14,471,667
Total		31,142,248
Trading Companies & Distributors 3.0%
SiteOne Landscape Supply, Inc.(a)	50,602	12,259,853
Total Industrials		70,058,175
Information Technology 22.3%
Electronic Equipment, Instruments & Components 0.2%
908 Devices, Inc.(a)	32,631	844,164
IT Services 4.7%
Endava PLC, ADR(a)	15,175	2,548,186
Euronet Worldwide, Inc.(a)	47,776	5,693,466
Flywire Corp.(a)	61,360	2,335,362
Shift4 Payments, Inc., Class A(a)	148,651	8,611,352
Total		19,188,366
Semiconductors & Semiconductor Equipment 5.0%
MKS Instruments, Inc.	56,289	9,803,855
Onto Innovation, Inc.(a)	54,254	5,492,133
SiTime Corp.(a)	16,410	4,800,581
Total		20,096,569
Software 12.4%
Avalara, Inc.(a)	73,453	9,483,517
Bill.com Holdings, Inc.(a)	41,212	10,267,970
Blackline, Inc.(a)	49,775	5,153,703
Five9, Inc.(a)	64,911	8,913,579
Freshworks, Inc., Class A(a)	86,403	2,268,943
LiveVox Holdings, Inc.(a)	454,834	2,342,395
Paycor HCM, Inc.(a)	23,745	684,093
Paylocity Holding Corp.(a)	8,030	1,896,365
Stronghold Digital Mining, Inc., Class A(a)	80,851	1,038,935
Workiva, Inc., Class A(a)	60,622	7,910,565
Total		49,960,065
Total Information Technology		90,089,164

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.5%
Chemicals 2.1%
Livent Corp.(a)	341,342	8,321,918
Metals & Mining 0.4%
Worthington Industries, Inc.	32,284	1,764,643
Total Materials		10,086,561
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
STORE Capital Corp.	141,733	4,875,615
Total Real Estate		4,875,615
Total Common Stocks (Cost $321,442,296)		392,122,753

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(e),(f)	12,083,817	12,081,400
Total Money Market Funds (Cost $12,082,031)		12,081,400
Total Investments in Securities (Cost: $333,524,327)		404,204,153
Other Assets & Liabilities, Net		(337,376)
Net Assets		403,866,777

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $2,767,769, which represents 0.69% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2021, the total market value of these securities amounted to $2,767,769, which represents 0.69% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Caris Life Sciences, Inc.	05/11/2021	308,642	2,502,312	1,666,667
DNA Script	10/01/2021	1,585	1,378,712	1,101,102
			3,881,024	2,767,769

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	21,199,698	233,552,728	(242,670,395)	(631)	12,081,400	(576)	9,056	12,083,817
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	5,044,978	—	—	5,044,978
Consumer Discretionary	59,986,635	—	—	59,986,635
Consumer Staples	5,729,819	—	—	5,729,819
Energy	6,799,985	—	—	6,799,985
Financials	6,791,007	—	—	6,791,007
Health Care	129,893,045	—	2,767,769	132,660,814
Industrials	70,058,175	—	—	70,058,175
Information Technology	90,089,164	—	—	90,089,164
Materials	10,086,561	—	—	10,086,561
Real Estate	4,875,615	—	—	4,875,615
Total Common Stocks	389,354,984	—	2,767,769	392,122,753
Money Market Funds	12,081,400	—	—	12,081,400
Total Investments in Securities	401,436,384	—	2,767,769	404,204,153
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2021 ($)
Common Stocks	—	—	—	(1,113,256)	3,881,025	—	—	—	2,767,769
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2021 was $(1,113,256) which is comprised of Common stocks of $(1,113,256).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain private equity classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the average sales multiple derived from a set of comparable public companies, estimated future sales, liquidity discounts and the discounting of closing prices of similar securities from the issuer. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $321,442,296)	$392,122,753
Affiliated issuers (cost $12,082,031)	12,081,400
Receivable for:
Investments sold	1,231,709
Dividends	70,945
Expense reimbursement due from Investment Manager	164
Prepaid expenses	7,493
Trustees’ deferred compensation plan	86,212
Total assets	405,600,676
Liabilities
Payable for:
Investments purchased	1,559,455
Capital shares purchased	7,543
Management services fees	9,664
Distribution and/or service fees	5
Service fees	7,007
Compensation of board members	39,260
Compensation of chief compliance officer	28
Other expenses	24,725
Trustees’ deferred compensation plan	86,212
Total liabilities	1,733,899
Net assets applicable to outstanding capital stock	$403,866,777
Represented by
Paid in capital	221,224,402
Total distributable earnings (loss)	182,642,375
Total - representing net assets applicable to outstanding capital stock	$403,866,777
Class 1
Net assets	$403,066,206
Shares outstanding	16,526,798
Net asset value per share	$24.39
Class 2
Net assets	$800,571
Shares outstanding	35,317
Net asset value per share	$22.67
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	13

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$624,448
Dividends — affiliated issuers	9,056
Interfund lending	434
Total income	633,938
Expenses:
Management services fees	4,042,565
Distribution and/or service fees
Class 2	3,371
Service fees	67,467
Compensation of board members	26,389
Custodian fees	12,570
Printing and postage fees	16,601
Audit fees	32,000
Legal fees	15,278
Compensation of chief compliance officer	128
Other	11,716
Total expenses	4,228,085
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(50,412)
Total net expenses	4,177,673
Net investment loss	(3,543,735)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	117,967,459
Investments — affiliated issuers	(576)
Foreign currency translations	(3,206)
Net realized gain	117,963,677
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(113,263,018)
Investments — affiliated issuers	(631)
Net change in unrealized appreciation (depreciation)	(113,263,649)
Net realized and unrealized gain	4,700,028
Net increase in net assets resulting from operations	$1,156,293
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment loss	$(3,543,735)	$(2,296,733)
Net realized gain	117,963,677	72,881,540
Net change in unrealized appreciation (depreciation)	(113,263,649)	168,915,304
Net increase in net assets resulting from operations	1,156,293	239,500,111
Distributions to shareholders
Net investment income and net realized gains
Class 1	(72,117,821)	(7,383,529)
Class 2	(179,545)	(15,805)
Total distributions to shareholders	(72,297,366)	(7,399,334)
Increase (decrease) in net assets from capital stock activity	(95,624,356)	390,919
Total increase (decrease) in net assets	(166,765,429)	232,491,696
Net assets at beginning of year	570,632,206	338,140,510
Net assets at end of year	$403,866,777	$570,632,206

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	841,588	25,713,118	285,674	5,528,828
Distributions reinvested	2,690,963	72,117,821	331,100	7,383,529
Redemptions	(5,986,616)	(192,536,188)	(578,014)	(13,198,373)
Net increase (decrease)	(2,454,065)	(94,705,249)	38,760	(286,016)
Class 2
Subscriptions	5,273	153,257	37,571	810,632
Distributions reinvested	7,202	179,545	752	15,805
Redemptions	(42,389)	(1,251,909)	(7,168)	(149,502)
Net increase (decrease)	(29,914)	(919,107)	31,155	676,935
Total net increase (decrease)	(2,483,979)	(95,624,356)	69,915	390,919
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$29.97	(0.22)	(0.18)(c)	(0.40)	(5.18)	(5.18)
Year Ended 12/31/2020	$17.82	(0.12)	12.66	12.54	(0.39)	(0.39)
Year Ended 12/31/2019	$15.64	(0.06)	6.33	6.27	(4.09)	(4.09)
Year Ended 12/31/2018	$18.71	(0.06)	0.02	(0.04)	(3.03)	(3.03)
Year Ended 12/31/2017	$15.31	(0.06)	4.43	4.37	(0.97)	(0.97)
Class 2
Year Ended 12/31/2021	$28.21	(0.29)	(0.13)(c)	(0.42)	(5.12)	(5.12)
Year Ended 12/31/2020	$16.80	(0.17)	11.92	11.75	(0.34)	(0.34)
Year Ended 12/31/2019	$14.91	(0.11)	6.04	5.93	(4.04)	(4.04)
Year Ended 12/31/2018	$17.97	(0.10)	0.03	(0.07)	(2.99)	(2.99)
Year Ended 12/31/2017	$14.75	(0.10)	4.25	4.15	(0.93)	(0.93)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$24.39	(2.90%)	0.91%	0.90%	(0.76%)	61%	$403,066
Year Ended 12/31/2020	$29.97	71.12%	0.91%	0.90%	(0.57%)	80%	$568,792
Year Ended 12/31/2019	$17.82	40.70%	0.97%	0.89%	(0.36%)	100%	$337,568
Year Ended 12/31/2018	$15.64	(1.75%)	1.24%	0.90%	(0.31%)	156%	$24,611
Year Ended 12/31/2017	$18.71	29.25%	1.25%	0.93%	(0.38%)	153%	$30,341
Class 2
Year Ended 12/31/2021	$22.67	(3.13%)	1.15%	1.15%	(1.01%)	61%	$801
Year Ended 12/31/2020	$28.21	70.67%	1.17%	1.15%	(0.81%)	80%	$1,840
Year Ended 12/31/2019	$16.80	40.39%	1.22%	1.14%	(0.62%)	100%	$572
Year Ended 12/31/2018	$14.91	(2.00%)	1.49%	1.15%	(0.55%)	156%	$499
Year Ended 12/31/2017	$17.97	28.84%	1.50%	1.18%	(0.63%)	153%	$540
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features. Effective June 1, 2021, the Fund was closed to investors.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
18	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
20	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	36,216,170	13,313,811
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2021 through April 30, 2022	May 1, 2021 through June 30, 2021	Prior to May 1, 2021
Class 1	0.89%	0.90%	0.90%
Class 2	1.14	1.15	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, net operating loss reclassification, foreign currency transactions and former PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,914,281	(4,914,281)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
50,473,122	21,824,244	72,297,366	5,163,270	2,236,064	7,399,334
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
22	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
36,477,624	76,407,990	—	69,875,026
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
334,329,127	101,289,831	(31,414,805)	69,875,026
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $277,033,174 and $442,687,844, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	5,700,000	0.69	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
24	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 90.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Company Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Company Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Dividends received deduction	Capital gain dividend
1.60%	$80,254,680
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
28	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
30	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2021

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Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-1506 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Contrarian Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Contrarian Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Contrarian Core Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	24.28	17.56	15.62
Class 2	04/30/12	23.96	17.26	15.33
Russell 1000 Index		26.45	18.43	15.76
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	12.0
Consumer Discretionary	9.4
Consumer Staples	4.5
Energy	3.0
Financials	10.1
Health Care	13.6
Industrials	8.4
Information Technology	32.8
Materials	3.1
Real Estate	1.3
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 89.87% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 23.96%. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 26.45% for the same time period.
Market overview
U.S. equities displayed remarkable resilience during the year, finishing with a solid gain despite a number of potential headwinds. Investors had to contend with the emergence of two variants of COVID-19, the Delta variant during the summer and the Omicron variant at the end of November, which was contagious enough to raise concerns that a new wave of lockdowns could be necessary. The markets also faced a major shift in U.S. Federal Reserve (Fed) policy. Whereas the Fed had previously viewed rising inflation as a transitory development, continued price pressures caused the central bank to announce the tapering of its stimulative quantitative easing program. In addition, it began to prepare the financial markets for the likelihood of multiple interest rate increases in 2022. The failure of the Build Back Better bill removed a source of anticipated fiscal stimulus. Nevertheless, most major U.S. indices closed the year at or near their all-time highs on the strength of robust investment inflows and the lack of compelling total return potential in bonds.
In a continuation of a longstanding trend, mega-cap technology-related stocks were the key drivers of market performance. In contrast, smaller companies managed only narrow gains. While the large-cap Russell 1000 Index rose 26.45% in 2021, the small-cap Russell 2000 Index advanced 14.82%. The ongoing dominance of technology stocks also led to outperformance for the growth style within the large-cap space. The Russell 1000 Growth Index returned 27.60% for the year, outpacing the 25.16% gain for the Russell 1000 Value Index. However, this trend did not hold with regard to smaller cap stocks, as the value style outperformed growth by a wide margin, with the Russell 2000 Value Index returning 28.27% and the Russell 2000 Growth Index returning 2.83% for the year.
All 11 sectors within the benchmark Russell 1000 Index delivered double-digit gains in 2021. Sectors delivering the strongest gains were energy, real estate, financials and information technology. Lagging the benchmark were the utilities, consumer staples, communication services, industrials, consumer discretionary, health care and materials sectors.
The Fund’s notable detractors during the period
•	The Fund’s relative underperformance was driven by a combination of stock selection and sector allocation during the period.
•	From an allocation perspective, overweights to the communication services and materials sectors hurt relative performance as both sectors underperformed the benchmark during the period.
•	An underweight to the strong performing real estate sector also detracted.
•	The industrials sector was the weakest sector for the Fund, driven primarily by stock selection, most notably Fund holdings in Uber Technologies, Southwest Airlines, Co. and Honeywell International Inc.
•	Health care was also an area of detraction. Fund holdings that weighed on relative performance included biotech companies Biogen, Inc., BioMarin Pharmaceutical, Inc. and Vertex Pharmaceuticals, Inc., health care equipment companies Dentsply Sirona, Inc. and Medtronic PLC, and pharmaceutical giant Johnson & Johnson.
•	Activision Blizzard, Inc. and T-Mobile USA, Inc., both within the communication services sector, were among the Fund’s largest detractors during the period.
•	Within the consumer staples sector, Coca-Cola Company and Sysco Corporation detracted during the period.
•	Within consumer discretionary, the Fund’s large holding in Amazon.com weighed on results, as did holdings in retailers Dollar Tree, Inc. and Gap, Inc.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable contributors during the period
•	The Fund’s overweight allocations to the financials, energy and information technology sectors contributed to performance versus the benchmark.
•	Underweight allocations to the utilities and consumer discretionary sectors also added to relative results.
•	The information technology sector was the Fund’s strongest area of contribution, with the Fund’s performance driven by strong stock selection. Fund holdings that delivered strong results for the Fund included software companies Intuit, Inc., Microsoft Corp. and Palo Alto Networks. Semiconductor and semiconductor equipment companies NVIDIA Corp., Lam Research Corp., and Marvell Technology were also strong contributors to Fund performance.
•	Within energy, all three of the Fund’s holdings, Canadian Natural Resources Limited, Chevron and EOG Resources, Inc. benefited Fund performance versus the benchmark.
•	Within the financials sector notable contributors included Morgan Stanley, Bank of America Corp. and American Express.
•	Google parent Alphabet Inc., in the communications sector, was one of the Fund’s top individual contributors during the period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,071.70	1,021.63	3.71	3.62	0.71
Class 2	1,000.00	1,000.00	1,070.00	1,020.37	5.01	4.89	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.3%
Issuer	Shares	Value ($)
Communication Services 11.9%
Diversified Telecommunication Services 0.5%
AT&T, Inc.	336,790	8,285,034
Entertainment 1.2%
Activision Blizzard, Inc.	42,312	2,815,017
Endeavor Group Holdings, Inc., Class A(a)	192,657	6,721,803
Walt Disney Co. (The)(a)	65,411	10,131,510
Total		19,668,330
Interactive Media & Services 7.8%
Alphabet, Inc., Class A(a)	15,435	44,715,813
Alphabet, Inc., Class C(a)	16,553	47,897,595
Meta Platforms, Inc., Class A(a)	115,305	38,782,837
Total		131,396,245
Media 1.3%
Comcast Corp., Class A	429,503	21,616,886
Wireless Telecommunication Services 1.1%
T-Mobile USA, Inc.(a)	153,888	17,847,930
Total Communication Services		198,814,425
Consumer Discretionary 9.3%
Hotels, Restaurants & Leisure 1.4%
McDonald’s Corp.	89,913	24,102,978
Internet & Direct Marketing Retail 5.0%
Amazon.com, Inc.(a)	22,603	75,366,087
eBay, Inc.	135,208	8,991,332
Total		84,357,419
Specialty Retail 1.7%
Gap, Inc. (The)	325,055	5,737,221
Lowe’s Companies, Inc.	61,160	15,808,637
Ulta Beauty, Inc.(a)	14,375	5,927,387
Total		27,473,245
Textiles, Apparel & Luxury Goods 1.2%
Tapestry, Inc.	362,522	14,718,393
Under Armour, Inc., Class A(a)	238,310	5,049,789
Total		19,768,182
Total Consumer Discretionary		155,701,824
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 4.5%
Food & Staples Retailing 2.0%
Sysco Corp.	426,229	33,480,288
Food Products 1.5%
Mondelez International, Inc., Class A	370,345	24,557,577
Tobacco 1.0%
Philip Morris International, Inc.	185,437	17,616,515
Total Consumer Staples		75,654,380
Energy 3.0%
Oil, Gas & Consumable Fuels 3.0%
Canadian Natural Resources Ltd.	328,740	13,889,265
Chevron Corp.	199,217	23,378,115
EOG Resources, Inc.	143,008	12,703,401
Total		49,970,781
Total Energy		49,970,781
Financials 10.1%
Banks 3.3%
Bank of America Corp.	682,044	30,344,137
JPMorgan Chase & Co.	156,374	24,761,823
Total		55,105,960
Capital Markets 2.8%
BlackRock, Inc.	17,785	16,283,235
Morgan Stanley	81,902	8,039,500
State Street Corp.	240,782	22,392,726
Total		46,715,461
Consumer Finance 0.3%
American Express Co.	30,546	4,997,326
Diversified Financial Services 2.7%
Berkshire Hathaway, Inc., Class B(a)	150,759	45,076,941
Insurance 1.0%
Aon PLC, Class A	14,172	4,259,536
Willis Towers Watson PLC	52,267	12,412,890
Total		16,672,426
Total Financials		168,568,114
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.5%
Biotechnology 2.2%
Biogen, Inc.(a)	28,246	6,776,780
BioMarin Pharmaceutical, Inc.(a)	133,276	11,774,935
Vertex Pharmaceuticals, Inc.(a)	83,033	18,234,047
Total		36,785,762
Health Care Equipment & Supplies 4.8%
Abbott Laboratories	210,523	29,629,007
Baxter International, Inc.	149,392	12,823,809
Dentsply Sirona, Inc.	268,568	14,983,409
Medtronic PLC	225,903	23,369,665
Total		80,805,890
Health Care Providers & Services 2.5%
Anthem, Inc.	40,064	18,571,267
CVS Health Corp.	221,712	22,871,810
Total		41,443,077
Pharmaceuticals 4.0%
Eli Lilly & Co.	93,467	25,817,455
Johnson & Johnson	246,262	42,128,040
Total		67,945,495
Total Health Care		226,980,224
Industrials 8.4%
Aerospace & Defense 2.7%
Raytheon Technologies Corp.	521,147	44,849,911
Airlines 1.0%
Southwest Airlines Co.(a)	402,370	17,237,531
Building Products 0.4%
Carrier Global Corp.	123,547	6,701,189
Industrial Conglomerates 1.1%
Honeywell International, Inc.	84,138	17,543,614
Machinery 0.9%
Stanley Black & Decker, Inc.	78,446	14,796,485
Road & Rail 2.3%
Uber Technologies, Inc.(a)	517,490	21,698,356
Union Pacific Corp.	68,884	17,353,946
Total		39,052,302
Total Industrials		140,181,032
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 32.6%
Communications Equipment 1.0%
Cisco Systems, Inc.	263,260	16,682,786
Electronic Equipment, Instruments & Components 2.2%
TE Connectivity Ltd.	232,483	37,508,807
IT Services 6.6%
Akamai Technologies, Inc.(a)	72,134	8,442,563
Fidelity National Information Services, Inc.	129,615	14,147,477
Global Payments, Inc.	91,226	12,331,931
International Business Machines Corp.	105,442	14,093,378
MasterCard, Inc., Class A	98,904	35,538,185
PayPal Holdings, Inc.(a)	61,018	11,506,775
Visa, Inc., Class A	69,011	14,955,374
Total		111,015,683
Semiconductors & Semiconductor Equipment 4.4%
GlobalFoundries, Inc.(a)	81,779	5,313,182
Lam Research Corp.	25,201	18,123,299
Marvell Technology, Inc.	114,658	10,031,429
Micron Technology, Inc.	127,669	11,892,367
NVIDIA Corp.	97,021	28,534,846
Total		73,895,123
Software 11.9%
Adobe, Inc.(a)	38,608	21,893,053
Autodesk, Inc.(a)	54,706	15,382,780
Intuit, Inc.	25,496	16,399,537
Microsoft Corp.	357,382	120,194,714
Palo Alto Networks, Inc.(a)	44,553	24,805,328
Total		198,675,412
Technology Hardware, Storage & Peripherals 6.5%
Apple, Inc.	608,113	107,982,625
Total Information Technology		545,760,436
Materials 3.1%
Chemicals 2.6%
Air Products & Chemicals, Inc.	15,196	4,623,535
Corteva, Inc.	323,990	15,318,247
International Flavors & Fragrances, Inc.	86,356	13,009,531
Nutrien Ltd.	140,299	10,550,485
Total		43,501,798

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.5%
Newmont Corp.	140,849	8,735,455
Total Materials		52,237,253
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 0.8%
American Tower Corp.	45,196	13,219,830
Real Estate Management & Development 0.4%
Zillow Group, Inc., Class C(a)	117,800	7,521,530
Total Real Estate		20,741,360
Utilities 1.7%
Electric Utilities 1.2%
American Electric Power Co., Inc.	224,877	20,007,307
Multi-Utilities 0.5%
Public Service Enterprise Group, Inc.	141,120	9,416,937
Total Utilities		29,424,244
Total Common Stocks (Cost $1,139,035,818)		1,664,034,073

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	12,887,645	12,885,067
Total Money Market Funds (Cost $12,885,067)		12,885,067
Total Investments in Securities (Cost: $1,151,920,885)		1,676,919,140
Other Assets & Liabilities, Net		(1,662,716)
Net Assets		1,675,256,424

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	18,641,916	342,843,781	(348,600,630)	—	12,885,067	(1,691)	10,856	12,887,645
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	198,814,425	—	—	198,814,425
Consumer Discretionary	155,701,824	—	—	155,701,824
Consumer Staples	75,654,380	—	—	75,654,380
Energy	49,970,781	—	—	49,970,781
Financials	168,568,114	—	—	168,568,114
Health Care	226,980,224	—	—	226,980,224
Industrials	140,181,032	—	—	140,181,032
Information Technology	545,760,436	—	—	545,760,436
Materials	52,237,253	—	—	52,237,253
Real Estate	20,741,360	—	—	20,741,360
Utilities	29,424,244	—	—	29,424,244
Total Common Stocks	1,664,034,073	—	—	1,664,034,073
Money Market Funds	12,885,067	—	—	12,885,067
Total Investments in Securities	1,676,919,140	—	—	1,676,919,140
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,139,035,818)	$1,664,034,073
Affiliated issuers (cost $12,885,067)	12,885,067
Receivable for:
Capital shares sold	4,636
Dividends	1,083,874
Foreign tax reclaims	62,386
Expense reimbursement due from Investment Manager	489
Prepaid expenses	16,719
Trustees’ deferred compensation plan	198,240
Total assets	1,678,285,484
Liabilities
Payable for:
Capital shares purchased	2,744,300
Management services fees	32,727
Distribution and/or service fees	1,120
Service fees	11,287
Compensation of board members	14,660
Compensation of chief compliance officer	105
Other expenses	26,621
Trustees’ deferred compensation plan	198,240
Total liabilities	3,029,060
Net assets applicable to outstanding capital stock	$1,675,256,424
Represented by
Trust capital	$1,675,256,424
Total - representing net assets applicable to outstanding capital stock	$1,675,256,424
Class 1
Net assets	$1,512,304,623
Shares outstanding	37,170,873
Net asset value per share	$40.69
Class 2
Net assets	$162,951,801
Shares outstanding	4,101,256
Net asset value per share	$39.73
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$20,659,678
Dividends — affiliated issuers	10,856
Foreign taxes withheld	(128,024)
Total income	20,542,510
Expenses:
Management services fees	11,767,205
Distribution and/or service fees
Class 2	375,567
Service fees	100,349
Compensation of board members	34,368
Custodian fees	15,753
Printing and postage fees	17,655
Audit fees	29,500
Legal fees	26,926
Compensation of chief compliance officer	428
Other	20,169
Total expenses	12,387,920
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(422,514)
Total net expenses	11,965,406
Net investment income	8,577,104
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	335,523,734
Investments — affiliated issuers	(1,691)
Foreign currency translations	2,078
Net realized gain	335,524,121
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	15,421,531
Foreign currency translations	(695)
Net change in unrealized appreciation (depreciation)	15,420,836
Net realized and unrealized gain	350,944,957
Net increase in net assets resulting from operations	$359,522,061
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$8,577,104	$12,839,637
Net realized gain	335,524,121	161,427,084
Net change in unrealized appreciation (depreciation)	15,420,836	117,164,382
Net increase in net assets resulting from operations	359,522,061	291,431,103
Decrease in net assets from capital stock activity	(266,081,388)	(255,795,429)
Total increase in net assets	93,440,673	35,635,674
Net assets at beginning of year	1,581,815,751	1,546,180,077
Net assets at end of year	$1,675,256,424	$1,581,815,751

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	81,946	3,067,204	11,065,514	337,414,644
Redemptions	(7,176,586)	(267,772,669)	(20,359,651)	(588,975,938)
Net decrease	(7,094,640)	(264,705,465)	(9,294,137)	(251,561,294)
Class 2
Subscriptions	300,120	10,926,608	261,970	6,908,429
Redemptions	(340,477)	(12,302,531)	(414,807)	(11,142,564)
Net decrease	(40,357)	(1,375,923)	(152,837)	(4,234,135)
Total net decrease	(7,134,997)	(266,081,388)	(9,446,974)	(255,795,429)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

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Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$32.74	0.20	7.75	7.95
Year Ended 12/31/2020	$26.76	0.25	5.73	5.98
Year Ended 12/31/2019	$20.10	0.27	6.39	6.66
Year Ended 12/31/2018	$22.07	0.24	(2.21)	(1.97)
Year Ended 12/31/2017	$18.12	0.21	3.74	3.95
Class 2
Year Ended 12/31/2021	$32.05	0.11	7.57	7.68
Year Ended 12/31/2020	$26.27	0.17	5.61	5.78
Year Ended 12/31/2019	$19.78	0.21	6.28	6.49
Year Ended 12/31/2018	$21.77	0.19	(2.18)	(1.99)
Year Ended 12/31/2017	$17.92	0.16	3.69	3.85

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$40.69	24.28%	0.73%	0.70%	0.54%	45%	$1,512,305
Year Ended 12/31/2020	$32.74	22.35%	0.74%(c)	0.69%(c)	0.91%	58%	$1,449,079
Year Ended 12/31/2019	$26.76	33.13%	0.74%(c)	0.70%(c)	1.16%	43%	$1,433,380
Year Ended 12/31/2018	$20.10	(8.93%)	0.71%	0.71%	1.09%	63%	$1,301,755
Year Ended 12/31/2017	$22.07	21.80%	0.72%	0.72%	1.04%	46%	$2,383,772
Class 2
Year Ended 12/31/2021	$39.73	23.96%	0.98%	0.95%	0.29%	45%	$162,952
Year Ended 12/31/2020	$32.05	22.00%	0.99%(c)	0.94%(c)	0.65%	58%	$132,736
Year Ended 12/31/2019	$26.27	32.81%	0.99%(c)	0.95%(c)	0.90%	43%	$112,800
Year Ended 12/31/2018	$19.78	(9.14%)	0.96%	0.96%	0.86%	63%	$91,923
Year Ended 12/31/2017	$21.77	21.49%	0.97%	0.97%	0.78%	46%	$110,867
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.71% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
20	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	20,808,144	13,232,143
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021*	Contractual expense cap prior to May 1, 2021
Class 1	0.71%	0.69%	0.69%
Class 2	0.96	0.94	0.94
*In addition, the Fund had a contractual expense reimbursement arrangement from May 1, 2021 to April 30, 2022, the annual limitation rates under the arrangement were 0.73% for Class 1 and 0.98% for Class 2. This arrangement ended June 30, 2021, because the Board of Trustees approved a new reimbursement arrangement effective July 1, 2021, as shown in the table above.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $730,811,690 and $979,834,985, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
22	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 99.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Contrarian Core Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2021	31

Columbia Variable Portfolio – Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-1543 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Managed Volatility Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	5.77	7.07	5.23
Class 2	04/12/13	5.45	6.90	5.13
Blended Benchmark		5.98	7.84	6.31
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.77
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	30.9
International	7.3
U.S. Large Cap	19.2
U.S. Mid Cap	1.4
U.S. Small Cap	3.0
Exchange-Traded Equity Funds	2.7
International Mid Large Cap	1.3
U.S. Large Cap	1.4
Exchange-Traded Fixed Income Funds	4.0
Investment Grade	4.0
Fixed Income Funds	36.7
Investment Grade	36.7
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	16.5
Options Purchased Puts	0.5
Residential Mortgage-Backed Securities - Agency	8.7
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 5.45%. The Fund underperformed its Blended Benchmark, which returned 5.98%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small-to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered some of the strongest gains across fixed-income markets while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable detractors during the period
•	Underperformance during the period came primarily from underlying strategic equity fund managers and the dynamic algorithm which assists in helping direct overall levels of equity allocation.
•	Underlying fund manager performance in U.S. large-cap, and international equity strategies also weighed on relative performance results.
•	Several large growth-oriented managers faced significant headwinds during the period. Earnings yield figures dropped for some of their larger holdings and perceived risks from longer dated cash flows for significant growers in the large-cap universe were cause for some market participants to reduce exposure to this cohort during the second half of the period.
The Fund’s notable contributors during the period
•	The managers’ tactical discretion applied versus the dynamic algorithm’s suggested equity allocations proved to be the largest contributor to relative performance in the period.
○	The managers’ tactically adjusted actual equity exposure throughout the period, erring on the side of a constructive view toward equities, which lent itself to an overweight equity allocation versus the suggested dynamic algorithm equity weighting. Given the positive return environment for global equities, this tactical preference to maintain overweight equity allocations proved beneficial to relative performance. In addition, this tactical positioning helped dampen overall portfolio volatility.
•	Underlying fund manager performance in fixed income also contributed to Fund performance during the period. Core fixed-income managers with exposure to lower quality corporate debt helped boost relative performance over the period.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,021.00	1,023.79	1.43	1.43	0.28	3.72	3.72	0.73
Class 2	1,000.00	1,000.00	1,019.10	1,022.53	2.70	2.70	0.53	4.99	5.00	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 33.6%
	Shares	Value ($)
International 7.9%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	4,587,699	69,182,495
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	2,051,868	27,843,855
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	1,109,097	16,237,180
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	1,599,121	16,183,106
Total		129,446,636
U.S. Large Cap 20.9%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	575,579	23,420,322
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	779,116	69,053,011
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	807,516	30,645,223
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	3,719,855	68,482,528
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	822,710	30,785,822
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	444,059	26,084,012
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	704,718	26,694,716
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	390,003	23,400,192
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	785,018	26,447,252
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	481,259	17,387,873
Total		342,400,951
U.S. Mid Cap 1.5%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	113,070	5,925,970
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	171,152	6,312,094
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	143,296	6,191,820
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	127,279	6,095,412
Total		24,525,296
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.3%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	290,289	6,023,497
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	245,353	5,984,172
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	535,580	20,427,005
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	563,563	21,161,792
Total		53,596,466
Total Equity Funds (Cost $307,534,123)		549,969,349

Exchange-Traded Equity Funds 2.9%

International Mid Large Cap 1.3%
iShares MSCI EAFE ETF	278,987	21,950,697
U.S. Large Cap 1.6%
SPDR S&P 500 ETF Trust	53,625	25,469,730
Total Exchange-Traded Equity Funds (Cost $27,126,050)		47,420,427

Exchange-Traded Fixed Income Funds 4.4%

Investment Grade 4.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	398,500	52,809,220
Vanguard Intermediate-Term Corporate Bond ETF	205,000	19,015,800
Total		71,825,020
Total Exchange-Traded Fixed Income Funds (Cost $68,272,846)		71,825,020

Fixed Income Funds 40.0%

Investment Grade 40.0%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	12,162,263	125,392,931
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,649,248	35,908,596
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	6,448,448	72,158,130
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,442,838	35,598,946
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	1,820,699	17,879,260
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	8,672,101	97,647,861
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	11,145,340	119,700,953
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	13,475,023	149,842,256
Total		654,128,933
Total Fixed Income Funds (Cost $639,594,216)		654,128,933

Residential Mortgage-Backed Securities - Agency 9.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2037	2.000%	14,000,000	14,341,250
01/18/2037- 01/13/2052	2.500%	63,021,000	64,645,346
01/13/2052	3.000%	73,143,000	75,808,719
Total Residential Mortgage-Backed Securities - Agency (Cost $154,803,982)			154,795,315
Options Purchased Puts 0.6%
Value ($)
(Cost $14,708,281)	9,489,725

Money Market Funds 18.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(d)	294,102,234	294,043,414
Total Money Market Funds (Cost $294,060,757)		294,043,414
Total Investments in Securities (Cost: $1,506,100,255)		1,781,672,183
Other Assets & Liabilities, Net		(145,942,894)
Net Assets		1,635,729,289

At December 31, 2021, securities and/or cash totaling $8,972,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	41	03/2022	USD	2,983,980	95,009	—
British Pound	47	03/2022	USD	3,974,731	84,207	—
Canadian Dollar	93	03/2022	USD	7,351,650	73,550	—
Euro FX	10	03/2022	USD	1,425,313	15,212	—
EURO STOXX 50 Index	121	03/2022	EUR	5,187,875	123,149	—
FTSE 100 Index	22	03/2022	GBP	1,611,280	40,887	—
MSCI Singapore Index	6	01/2022	SGD	204,090	912	—
New Zealand Dollar	40	03/2022	USD	2,737,400	44,056	—
OMXS30 Index	175	01/2022	SEK	42,336,875	258,639	—
S&P 500 Index E-mini	309	03/2022	USD	73,518,825	1,574,226	—
SPI 200 Index	6	03/2022	AUD	1,102,050	10,035	—
TOPIX Index	32	03/2022	JPY	637,440,000	—	(7,976)
U.S. Long Bond	199	03/2022	USD	31,927,063	228,220	—
U.S. Treasury 10-Year Note	191	03/2022	USD	24,919,531	191,062	—
U.S. Treasury 2-Year Note	110	03/2022	USD	23,998,906	—	(25,120)
U.S. Treasury 5-Year Note	563	03/2022	USD	68,109,805	208,922	—
U.S. Ultra Treasury Bond	56	03/2022	USD	11,039,000	101,255	—
Total					3,049,341	(33,096)

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Japanese Yen	(4)	03/2022	USD	(434,900)	5,210	—
Russell 2000 Index E-mini	(5)	03/2022	USD	(560,700)	—	(8,518)
S&P 500 Index E-mini	(87)	03/2022	USD	(20,699,475)	—	(290,796)
S&P/TSX 60 Index	(16)	03/2022	CAD	(4,098,880)	—	(54,318)
Swiss Franc	(30)	03/2022	USD	(4,122,000)	—	(54,889)
Total					5,210	(408,521)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	152,517,760	320	3,500.00	12/16/2022	5,068,177	3,110,400
S&P 500 Index	JPMorgan	USD	126,303,770	265	3,400.00	12/16/2022	5,078,456	2,309,475
S&P 500 Index	JPMorgan	USD	61,007,104	128	3,700.00	12/15/2023	3,216,899	2,935,040
S&P 500 Index	JPMorgan	USD	25,737,372	54	3,600.00	12/15/2023	1,344,749	1,134,810
Total							14,708,281	9,489,725
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	267,597,368	241,629,878	(215,157,953)	(25,879)	294,043,414	—	(3,359)	187,226	294,102,234
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	22,077,090	—	(1,496,011)	2,839,243	23,420,322	—	2,175,241	—	575,579
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	84,393,394	41,313	(17,915,686)	2,533,990	69,053,011	—	17,819,635	—	779,116
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	19,987,818	—	(12,616,722)	(7,371,096)	—	—	7,848,294	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	131,126,676	20,448,978	(12,588,008)	(13,594,715)	125,392,931	9,186,692	(126,537)	4,236,600	12,162,263
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	26,952,413	4,084,093	(5,486,839)	5,095,556	30,645,223	—	3,026,005	—	807,516
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	38,984,592	642,890	(2,988,737)	(730,149)	35,908,596	—	(73,515)	587,734	3,649,248
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	69,122,727	15,882,856	(6,261,907)	(6,585,546)	72,158,130	3,492,668	(366,681)	1,514,403	6,448,448
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	7,851,769	61,677	(1,281,998)	(705,478)	5,925,970	—	1,793,139	—	113,070
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	41,714,461	25,183,141	(755,038)	3,039,931	69,182,495	1,404,706	(2,317)	866,822	4,587,699
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	26,132,805	34,941,901	(6,854,705)	14,262,527	68,482,528	—	520,459	—	3,719,855
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	20,372,381	11,013,092	(6,685,844)	6,086,193	30,785,822	—	609,587	—	822,710
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	7,888,286	4,224	(2,006,089)	425,673	6,312,094	—	1,508,863	—	171,152
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	8,851,360	71,078	(3,865,380)	966,439	6,023,497	—	1,145,191	39,915	290,289
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	9,007,664	1,608,158	(1,931,413)	(2,700,237)	5,984,172	1,064,366	1,857,351	—	245,353
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	37,627,673	1,449,125	(1,822,045)	(1,655,807)	35,598,946	573,378	18,744	738,894	3,442,838
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	12,875,115	6,368,499	(495,540)	(868,814)	17,879,260	324,283	(11,077)	286,091	1,820,699
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	89,661,832	11,592,796	—	(3,606,767)	97,647,861	1,945,888	—	2,129,641	8,672,101
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	23,875,219	2,174,558	(21,872,032)	(4,177,745)	—	1,098,401	3,562,595	462,771	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	24,006,462	3,014,528	(3,860,105)	2,923,127	26,084,012	—	1,840,759	—	444,059
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	20,118,050	—	(7,350,236)	(12,767,814)	—	—	13,158,577	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	16,589,460	10,250,895	(5,424,331)	5,278,692	26,694,716	—	681,182	—	704,718
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	25,008,664	3,545,289	(3,428,413)	(1,725,348)	23,400,192	—	1,116,021	—	390,003
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	18,315,755	8,229,047	(5,431,516)	5,333,966	26,447,252	—	745,363	—	785,018
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	129,999,568	10,433,618	(12,379,040)	(8,353,193)	119,700,953	5,350,292	(185,699)	1,694,676	11,145,340
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	11,657,979	7,778	(4,358,012)	(1,115,925)	6,191,820	—	3,442,504	—	143,296
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	11,833,914	58,562	(2,999,223)	(2,797,841)	6,095,412	—	3,905,096	—	127,279
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	150,313,857	13,919,618	(6,674,527)	(7,716,692)	149,842,256	3,882,148	(161,646)	2,178,119	13,475,023
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	30,179,412	132,383	(8,931,462)	(3,992,460)	17,387,873	—	8,964,211	—	481,259
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	50,013,509	7,193,810	(27,800,908)	(1,562,556)	27,843,855	—	5,353,178	517,293	2,051,868
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	19,301,384	839,594	(3,976,290)	72,492	16,237,180	759,050	1,014,760	11,319	1,109,097
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	18,567,243	1,468,686	(4,896,732)	1,043,909	16,183,106	—	272,431	337,121	1,599,121
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	18,954,360	3,611,673	(3,680,829)	1,541,801	20,427,005	—	121,540	—	535,580
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	17,277,912	3,018,300	(3,162,161)	4,027,741	21,161,792	—	412,825	—	563,563
Total	1,508,238,172			(26,582,782)	1,498,141,696	29,081,872	81,982,720	15,788,625

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	549,969,349	549,969,349
Exchange-Traded Equity Funds	47,420,427	—	—	—	47,420,427
Exchange-Traded Fixed Income Funds	71,825,020	—	—	—	71,825,020
Fixed Income Funds	—	—	—	654,128,933	654,128,933
Residential Mortgage-Backed Securities - Agency	—	154,795,315	—	—	154,795,315
Options Purchased Puts	9,489,725	—	—	—	9,489,725
Money Market Funds	294,043,414	—	—	—	294,043,414
Total Investments in Securities	422,778,586	154,795,315	—	1,204,098,282	1,781,672,183
Investments in Derivatives
Asset
Futures Contracts	3,054,551	—	—	—	3,054,551
Liability
Futures Contracts	(441,617)	—	—	—	(441,617)
Total	425,391,520	154,795,315	—	1,204,098,282	1,784,285,117
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	13

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $250,202,878)	$274,040,762
Affiliated issuers (cost $1,241,189,096)	1,498,141,696
Options purchased (cost $14,708,281)	9,489,725
Cash collateral held at broker for:
TBA	478,000
Margin deposits on:
Futures contracts	8,494,800
Receivable for:
Investments sold	736,761
Dividends	154,285
Interest	147,223
Variation margin for futures contracts	420,781
Prepaid expenses	17,556
Trustees’ deferred compensation plan	124,259
Total assets	1,792,245,848
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	154,951,206
Capital shares purchased	1,052,515
Variation margin for futures contracts	239,414
Management services fees	9,171
Distribution and/or service fees	11,206
Service fees	83,175
Compensation of board members	14,792
Compensation of chief compliance officer	105
Other expenses	30,716
Trustees’ deferred compensation plan	124,259
Total liabilities	156,516,559
Net assets applicable to outstanding capital stock	$1,635,729,289
Represented by
Trust capital	$1,635,729,289
Total - representing net assets applicable to outstanding capital stock	$1,635,729,289
Class 1
Net assets	$1,017,114
Shares outstanding	65,287
Net asset value per share	$15.58
Class 2
Net assets	$1,634,712,175
Shares outstanding	105,649,457
Net asset value per share	$15.47
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$3,233,236
Dividends — affiliated issuers	15,788,625
Interest	5,845
Total income	19,027,706
Expenses:
Management services fees	3,438,029
Distribution and/or service fees
Class 2	4,158,594
Service fees	998,793
Compensation of board members	34,714
Custodian fees	31,686
Printing and postage fees	24,028
Audit fees	29,500
Legal fees	27,031
Interest on collateral	31,168
Compensation of chief compliance officer	433
Other	8,575
Total expenses	8,782,551
Net investment income	10,245,155
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,675,141
Investments — affiliated issuers	81,982,720
Capital gain distributions from underlying affiliated funds	29,081,872
Foreign currency translations	(94,638)
Futures contracts	4,626,734
Options purchased	(15,492,897)
Net realized gain	114,778,932
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(7,915,662)
Investments — affiliated issuers	(26,582,782)
Foreign currency translations	(96,071)
Futures contracts	1,660,410
Options purchased	(2,539,820)
Net change in unrealized appreciation (depreciation)	(35,473,925)
Net realized and unrealized gain	79,305,007
Net increase in net assets resulting from operations	$89,550,162
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$10,245,155	$12,185,768
Net realized gain	114,778,932	19,519,005
Net change in unrealized appreciation (depreciation)	(35,473,925)	109,621,655
Net increase in net assets resulting from operations	89,550,162	141,326,428
Increase (decrease) in net assets from capital stock activity	(148,956,033)	32,876,907
Total increase (decrease) in net assets	(59,405,871)	174,203,335
Net assets at beginning of year	1,695,135,160	1,520,931,825
Net assets at end of year	$1,635,729,289	$1,695,135,160

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	38,073	582,714	27,854	382,942
Redemptions	(9,693)	(147,942)	(6,327)	(83,224)
Net increase	28,380	434,772	21,527	299,718
Class 2
Subscriptions	2,448,261	36,745,727	9,339,157	126,651,731
Redemptions	(12,349,068)	(186,136,532)	(6,903,807)	(94,074,542)
Net increase (decrease)	(9,900,807)	(149,390,805)	2,435,350	32,577,189
Total net increase (decrease)	(9,872,427)	(148,956,033)	2,456,877	32,876,907
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$14.73	0.13	0.72	0.85
Year Ended 12/31/2020	$13.47	0.14	1.12	1.26
Year Ended 12/31/2019(d)	$12.36	0.16	0.95	1.11
Class 2
Year Ended 12/31/2021	$14.67	0.09	0.71	0.80
Year Ended 12/31/2020	$13.44	0.11	1.12	1.23
Year Ended 12/31/2019	$11.79	0.20	1.45	1.65
Year Ended 12/31/2018	$12.32	0.15	(0.68)	(0.53)
Year Ended 12/31/2017	$11.08	0.11	1.13	1.24

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$15.58	5.77%	0.28%(c)	0.28%(c)	0.85%	180%	$1,017
Year Ended 12/31/2020	$14.73	9.35%	0.29%	0.29%	1.06%	152%	$544
Year Ended 12/31/2019(d)	$13.47	8.98%	0.29%(e)	0.29%(e)	1.46%(e)	137%	$207
Class 2
Year Ended 12/31/2021	$15.47	5.45%	0.53%(c)	0.53%(c)	0.62%	180%	$1,634,712
Year Ended 12/31/2020	$14.67	9.15%	0.54%	0.54%	0.78%	152%	$1,694,592
Year Ended 12/31/2019	$13.44	14.00%	0.54%	0.54%	1.58%	137%	$1,520,725
Year Ended 12/31/2018	$11.79	(4.30%)	0.54%	0.54%	1.21%	101%	$1,300,981
Year Ended 12/31/2017	$12.32	11.19%	0.53%	0.53%	0.95%	100%	$1,425,498
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	19

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
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Notes to Financial Statements  (continued)
December 31, 2021
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,007,848*
Equity risk	Investments, at value — Options Purchased	9,489,725
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	317,244*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	729,459*
Total		12,544,276

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	361,608*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	54,889*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	25,120*
Total		441,617

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	16,693,067	(15,492,897)	1,200,170
Foreign exchange risk	(2,598,674)	—	(2,598,674)
Interest rate risk	(9,467,659)	—	(9,467,659)
Total	4,626,734	(15,492,897)	(10,866,163)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	809,527	(2,539,820)	(1,730,293)
Foreign exchange risk	(155,673)	—	(155,673)
Interest rate risk	1,006,556	—	1,006,556
Total	1,660,410	(2,539,820)	(879,410)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	296,770,775
Futures contracts — short	20,587,492

24	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Derivative instrument	Average value ($)*
Options contracts — purchased	13,158,865

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
JPMorgan ($)
Assets
Options purchased puts	9,489,725
Total financial and derivative net assets	9,489,725
Total collateral received (pledged) (a)	-
Net amount (b)	9,489,725

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
26	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through Apr 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the
28	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,786,604,134 and $2,907,876,523, respectively, for the year ended December 31, 2021, of which $2,556,618,143 and $2,537,720,259, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
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Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
34	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
36	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2021

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Variable Portfolio – Managed Volatility Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6613 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Managed Volatility Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	12.22	9.97	7.49
Class 2	04/12/13	11.89	9.81	7.40
Blended Benchmark		12.95	11.50	9.36
Russell 3000 Index		25.66	17.97	15.32
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	57.5
International	14.4
U.S. Large Cap	35.7
U.S. Mid Cap	2.8
U.S. Small Cap	4.6
Exchange-Traded Equity Funds	2.9
International Mid Large Cap	1.6
U.S. Large Cap	1.3
Exchange-Traded Fixed Income Funds	6.0
Investment Grade	6.0
Fixed Income Funds	9.8
Investment Grade	9.8
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	15.4
Options Purchased Puts	1.1
Residential Mortgage-Backed Securities - Agency	7.3
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 11.89%. The Fund underperformed its Blended Benchmark, which returned 12.95%. The Russell 3000 Index returned 25.66% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small-to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered some of the strongest gains across fixed-income markets while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable detractors during the period
•	Underperformance during the period came primarily from underlying strategic equity fund managers and the dynamic algorithm which assists in helping direct overall levels of equity allocation.
•	Underlying fund manager performance in U.S. large-cap, and international equity strategies also weighed on relative performance results.
•	Several large growth-oriented managers faced significant headwinds during the period. Earnings yield figures dropped for some of their larger holdings and perceived risks from longer dated cash flows for significant growers in the large-cap universe were cause for some market participants to reduce exposure to this cohort during the second half of the period.
The Fund’s notable contributors during the period
•	The managers’ tactical discretion applied versus the dynamic algorithm’s suggested equity allocations proved to be the largest contributor to relative performance in the period.
○	The managers’ tactically adjusted actual equity exposure throughout the period, erring on the side of a constructive view toward equities, which lent itself to an overweight equity allocation versus the suggested dynamic algorithm equity weighting. Given the positive return environment for global equities, this tactical preference to maintain overweight equity allocations proved beneficial to relative performance. In addition, this tactical positioning helped dampen overall portfolio volatility.
•	Underlying fund manager performance in fixed income also contributed to Fund performance during the period. Core fixed-income managers with exposure to lower quality corporate debt helped boost relative performance over the period.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,039.40	1,023.95	1.29	1.28	0.25	3.91	3.88	0.76
Class 2	1,000.00	1,000.00	1,037.30	1,022.68	2.57	2.55	0.50	5.19	5.15	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 61.5%
	Shares	Value ($)
International 15.4%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	57,316,795	864,337,263
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	46,560,601	631,827,354
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	22,651,870	331,623,385
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	32,893,625	332,883,489
Total		2,160,671,491
U.S. Large Cap 38.2%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	8,445,877	343,662,751
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	9,555,953	846,944,157
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	13,461,974	510,881,900
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	45,512,146	837,878,607
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	13,891,650	519,825,531
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	7,835,666	460,267,017
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	12,677,911	480,239,279
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	6,969,605	418,176,308
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	14,119,667	475,691,565
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	12,661,746	457,468,887
Total		5,351,036,002
U.S. Mid Cap 3.0%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,892,623	99,192,366
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	2,926,565	107,931,731
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	2,424,276	104,752,975
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	2,127,643	101,892,807
Total		413,769,879
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 4.9%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	4,869,075	101,033,306
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	3,886,961	94,802,986
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	6,243,201	238,115,678
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	6,855,381	257,419,545
Total		691,371,515
Total Equity Funds (Cost $5,064,534,833)		8,616,848,887

Exchange-Traded Equity Funds 3.1%

International Mid Large Cap 1.7%
iShares MSCI EAFE ETF	3,000,000	236,040,000
U.S. Large Cap 1.4%
SPDR S&P 500 ETF Trust	413,300	196,300,968
Total Exchange-Traded Equity Funds (Cost $308,508,293)		432,340,968

Exchange-Traded Fixed Income Funds 6.5%

Investment Grade 6.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,003,500	530,543,820
Vanguard Intermediate-Term Corporate Bond ETF	4,035,000	374,286,600
Total		904,830,420
Total Exchange-Traded Fixed Income Funds (Cost $888,378,567)		904,830,420

Fixed Income Funds 10.5%

Investment Grade 10.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	18,818,140	194,015,020
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	9,899,715	97,413,191
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	17,839,413	199,623,026
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	9,297,927	96,140,569
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	17,527,811	197,363,156
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	22,853,947	245,451,388
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	40,093,456	445,839,235
Total		1,475,845,585
Total Fixed Income Funds (Cost $1,448,641,294)		1,475,845,585

Residential Mortgage-Backed Securities - Agency 7.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2037	2.000%	95,000,000	97,315,625
01/18/2037- 01/13/2052	2.500%	458,200,000	469,792,805
01/13/2052	3.000%	508,132,000	526,651,028
Total Residential Mortgage-Backed Securities - Agency (Cost $1,093,861,470)			1,093,759,458
Options Purchased Puts 1.1%
Value ($)
(Cost $242,366,585)	160,316,975

Money Market Funds 16.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(d)	2,314,514,138	2,314,051,236
Total Money Market Funds (Cost $2,314,103,882)		2,314,051,236
Total Investments in Securities (Cost: $11,360,394,924)		14,997,993,529
Other Assets & Liabilities, Net		(975,685,309)
Net Assets		14,022,308,220

At December 31, 2021, securities and/or cash totaling $120,149,281 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	378	03/2022	USD	27,510,840	875,939	—
British Pound	743	03/2022	USD	62,834,581	1,331,187	—
Canadian Dollar	820	03/2022	USD	64,821,000	677,996	—
Euro FX	642	03/2022	USD	91,505,063	976,610	—
EURO STOXX 50 Index	2,569	03/2022	EUR	110,145,875	2,614,627	—
FTSE 100 Index	425	03/2022	GBP	31,127,000	789,861	—
Japanese Yen	409	03/2022	USD	44,468,525	—	(632,907)
New Zealand Dollar	400	03/2022	USD	27,374,000	440,560	—
OMXS30 Index	1,876	01/2022	SEK	453,851,300	2,772,614	—
Russell 2000 Index E-mini	249	03/2022	USD	27,922,860	415,835	—
S&P 500 Index E-mini	5,522	03/2022	USD	1,313,821,850	25,410,833	—
SPI 200 Index	147	03/2022	AUD	27,000,225	245,857	—
TOPIX Index	603	03/2022	JPY	12,011,760,000	—	(150,301)
U.S. Long Bond	1,506	03/2022	USD	241,618,875	1,727,134	—
U.S. Treasury 10-Year Note	1,673	03/2022	USD	218,274,219	1,673,540	—
U.S. Treasury 2-Year Note	1,234	03/2022	USD	269,224,095	—	(271,277)
U.S. Treasury 5-Year Note	2,026	03/2022	USD	245,098,517	751,822	—
U.S. Ultra Treasury Bond	804	03/2022	USD	158,488,500	1,453,728	—
Total					42,158,143	(1,054,485)

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Singapore Index	(214)	01/2022	SGD	(7,279,210)	—	(35,831)
S&P/TSX 60 Index	(285)	03/2022	CAD	(73,011,300)	—	(967,542)
Swiss Franc	(95)	03/2022	USD	(13,053,000)	—	(173,008)
Total					—	(1,176,381)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	2,163,845,720	4,540	3,400.00	12/16/2022	87,985,448	39,566,100
S&P 500 Index	JPMorgan	USD	1,763,486,600	3,700	3,500.00	12/16/2022	58,600,777	35,964,000
S&P 500 Index	JPMorgan	USD	1,096,221,400	2,300	3,700.00	12/15/2023	57,803,649	52,739,000
S&P 500 Index	JPMorgan	USD	726,842,450	1,525	3,600.00	12/15/2023	37,976,711	32,047,875
Total							242,366,585	160,316,975

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 37	Morgan Stanley	12/20/2026	1.000	Quarterly	0.494	USD	150,000,000	341,189	—	—	341,189	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	1,916,223,592	3,740,431,701	(3,342,426,771)	(177,286)	2,314,051,236	—	(51,677)	1,595,829	2,314,514,138
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	303,650,420	198,778	(12,746,429)	52,559,982	343,662,751	—	18,318,656	—	8,445,877
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,107,726,311	—	(259,428,825)	(1,353,329)	846,944,157	—	242,095,729	—	9,555,953
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	275,798,928	—	(167,648,217)	(108,150,711)	—	—	114,839,086	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	234,025,179	32,771,466	(47,311,156)	(25,470,469)	194,015,020	13,940,452	4,707,444	6,428,878	18,818,140
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	363,085,688	57,962,412	(24,044,720)	113,878,520	510,881,900	—	5,026,183	—	13,461,974
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	68,100,159	31,648,485	(221,443)	(2,114,010)	97,413,191	—	(9,467)	1,562,537	9,899,715
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	129,021,902	93,757,052	(7,821,666)	(15,334,262)	199,623,026	9,464,769	(485,164)	4,103,876	17,839,413
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	105,418,743	596,571	(9,837,261)	3,014,313	99,192,366	—	12,888,694	—	1,892,623
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	544,202,030	288,926,697	(4,445,024)	35,653,560	864,337,263	16,937,034	(144,658)	10,518,756	57,316,795
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	311,078,779	392,616,867	(34,840,224)	169,023,185	837,878,607	—	2,357,301	—	45,512,146
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	289,603,280	191,165,564	(58,150,264)	97,206,951	519,825,531	—	5,786,137	—	13,891,650
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	106,902,559	4,136	(18,800,888)	19,825,924	107,931,731	—	9,704,639	—	2,926,565
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	90,739,070	784,904	(11,758,152)	21,267,484	101,033,306	—	3,851,925	661,273	4,869,075
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	98,086,081	26,405,065	(6,037,954)	(23,650,206)	94,802,986	16,861,990	5,223,934	—	3,886,961
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	67,678,019	33,141,133	(64,386)	(4,614,197)	96,140,569	1,523,907	(242)	1,963,809	9,297,927
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	24,294,678	—	(23,959,165)	(335,513)	—	—	288,628	—	—
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	163,534,496	42,305,185	(1,661,215)	(6,815,310)	197,363,156	4,115,906	(40,740)	4,504,576	17,527,811
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	321,456,185	29,384,223	(303,764,739)	(47,075,669)	—	20,673,988	31,719,962	8,710,234	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	329,106,610	59,546,643	(475,153)	72,088,917	460,267,017	—	10,857	—	7,835,666
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	278,885,096	—	(101,561,951)	(177,323,145)	—	—	194,404,298	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	217,421,906	207,164,072	(36,999,379)	92,652,680	480,239,279	—	5,062,329	—	12,677,911
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	341,198,444	125,785,292	(32,545,883)	(16,261,545)	418,176,308	—	2,698,411	—	6,969,605
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	262,663,991	174,315,851	(52,363,897)	91,075,620	475,691,565	—	5,906,615	—	14,119,667
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	247,390,833	30,292,742	(15,438,111)	(16,794,076)	245,451,388	10,665,255	94,157	3,378,161	22,853,947
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	153,354,325	—	(50,660,128)	2,058,778	104,752,975	—	32,735,634	—	2,424,276
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	155,928,237	407,282	(31,690,110)	(22,752,602)	101,892,807	—	39,556,683	—	2,127,643
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	399,965,749	73,223,765	(5,696,328)	(21,653,951)	445,839,235	10,734,143	(248,027)	6,022,501	40,093,456
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	427,768,413	8,191,122	(46,171,498)	67,680,850	457,468,887	—	38,357,424	—	12,661,746
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	787,762,864	164,998,887	(381,600,480)	60,666,083	631,827,354	—	16,864,464	15,454,606	46,560,601
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	279,608,758	37,593,032	(1,978,396)	16,399,991	331,623,385	14,405,107	68,990	198,822	22,651,870
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	280,897,012	109,942,439	(84,233,802)	26,277,840	332,883,489	—	(7,775,787)	5,324,228	32,893,625
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	235,039,270	22,537,536	(34,744,934)	15,283,806	238,115,678	—	6,412,457	—	6,243,201
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	195,616,323	42,705,421	(27,500,871)	46,598,672	257,419,545	—	3,987,994	—	6,855,381
Total	11,113,233,930			513,336,875	12,406,745,708	119,322,551	794,212,869	70,428,086

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	8,616,848,887	8,616,848,887
Exchange-Traded Equity Funds	432,340,968	—	—	—	432,340,968
Exchange-Traded Fixed Income Funds	904,830,420	—	—	—	904,830,420
Fixed Income Funds	—	—	—	1,475,845,585	1,475,845,585
Residential Mortgage-Backed Securities - Agency	—	1,093,759,458	—	—	1,093,759,458
Options Purchased Puts	160,316,975	—	—	—	160,316,975
Money Market Funds	2,314,051,236	—	—	—	2,314,051,236
Total Investments in Securities	3,811,539,599	1,093,759,458	—	10,092,694,472	14,997,993,529
Investments in Derivatives
Asset
Futures Contracts	42,158,143	—	—	—	42,158,143
Swap Contracts	—	341,189	—	—	341,189
Liability
Futures Contracts	(2,230,866)	—	—	—	(2,230,866)
Total	3,851,466,876	1,094,100,647	—	10,092,694,472	15,038,261,995
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	13

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,290,748,330)	$2,430,930,846
Affiliated issuers (cost $8,827,280,009)	12,406,745,708
Options purchased (cost $242,366,585)	160,316,975
Cash collateral held at broker for:
TBA	1,396,000
Margin deposits on:
Futures contracts	115,027,807
Swap contracts	3,725,474
Receivable for:
Investments sold	4,841,934
Capital shares sold	13,474
Dividends	1,329,577
Interest	1,034,618
Variation margin for futures contracts	3,927,739
Variation margin for swap contracts	30,340
Prepaid expenses	120,806
Trustees’ deferred compensation plan	591,519
Total assets	15,130,032,817
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,094,896,088
Capital shares purchased	6,930,522
Variation margin for futures contracts	4,298,319
Management services fees	70,503
Distribution and/or service fees	96,059
Service fees	707,685
Compensation of board members	72,898
Compensation of chief compliance officer	871
Other expenses	60,133
Trustees’ deferred compensation plan	591,519
Total liabilities	1,107,724,597
Net assets applicable to outstanding capital stock	$14,022,308,220
Represented by
Trust capital	$14,022,308,220
Total - representing net assets applicable to outstanding capital stock	$14,022,308,220
Class 1
Net assets	$15,036,225
Shares outstanding	802,832
Net asset value per share	$18.73
Class 2
Net assets	$14,007,271,995
Shares outstanding	751,683,129
Net asset value per share	$18.63
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$26,870,247
Dividends — affiliated issuers	70,428,086
Interest	65,218
Total income	97,363,551
Expenses:
Management services fees	24,700,359
Distribution and/or service fees
Class 2	33,714,003
Service fees	8,113,666
Compensation of board members	176,749
Custodian fees	44,981
Printing and postage fees	69,040
Audit fees	29,500
Legal fees	145,293
Interest on collateral	496,960
Compensation of chief compliance officer	3,496
Other	57,524
Total expenses	67,551,571
Net investment income	29,811,980
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(16,519,252)
Investments — affiliated issuers	794,212,869
Capital gain distributions from underlying affiliated funds	119,322,551
Foreign currency translations	(1,640,629)
Futures contracts	325,082,864
Options purchased	(222,202,386)
Swap contracts	1,881,444
Net realized gain	1,000,137,461
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,914,687)
Investments — affiliated issuers	513,336,875
Foreign currency translations	(1,503,235)
Futures contracts	10,664,725
Options purchased	(48,591,001)
Swap contracts	(180,459)
Net change in unrealized appreciation (depreciation)	469,812,218
Net realized and unrealized gain	1,469,949,679
Net increase in net assets resulting from operations	$1,499,761,659
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$29,811,980	$17,996,745
Net realized gain	1,000,137,461	452,688,875
Net change in unrealized appreciation (depreciation)	469,812,218	786,612,622
Net increase in net assets resulting from operations	1,499,761,659	1,257,298,242
Increase (decrease) in net assets from capital stock activity	13,236,263	(200,132,361)
Total increase in net assets	1,512,997,922	1,057,165,881
Net assets at beginning of year	12,509,310,298	11,452,144,417
Net assets at end of year	$14,022,308,220	$12,509,310,298

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	455,856	8,218,379	271,876	4,115,906
Redemptions	(17,590)	(313,724)	(39,948)	(600,344)
Net increase	438,266	7,904,655	231,928	3,515,562
Class 2
Subscriptions	17,641,224	310,107,565	12,219,780	184,675,627
Redemptions	(16,932,875)	(304,775,957)	(26,490,460)	(388,323,550)
Net increase (decrease)	708,349	5,331,608	(14,270,680)	(203,647,923)
Total net increase (decrease)	1,146,615	13,236,263	(14,038,752)	(200,132,361)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

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Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$16.69	0.08	1.96	2.04
Year Ended 12/31/2020	$14.96	0.06	1.67	1.73
Year Ended 12/31/2019(d)	$13.62	0.11	1.23	1.34
Class 2
Year Ended 12/31/2021	$16.65	0.04	1.94	1.98
Year Ended 12/31/2020	$14.96	0.02	1.67	1.69
Year Ended 12/31/2019	$12.65	0.13	2.18	2.31
Year Ended 12/31/2018	$13.71	0.09	(1.15)	(1.06)
Year Ended 12/31/2017	$11.67	0.05	1.99	2.04

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$18.73	12.22%	0.25%(c)	0.25%(c)	0.46%	196%	$15,036
Year Ended 12/31/2020	$16.69	11.56%	0.25%	0.25%	0.42%	184%	$6,085
Year Ended 12/31/2019(d)	$14.96	9.84%	0.25%(e)	0.25%(e)	0.88%(e)	128%	$1,985
Class 2
Year Ended 12/31/2021	$18.63	11.89%	0.50%(c)	0.50%(c)	0.22%	196%	$14,007,272
Year Ended 12/31/2020	$16.65	11.30%	0.50%	0.50%	0.16%	184%	$12,503,225
Year Ended 12/31/2019	$14.96	18.26%	0.49%	0.49%	0.91%	128%	$11,450,160
Year Ended 12/31/2018	$12.65	(7.73%)	0.49%	0.49%	0.65%	74%	$9,820,308
Year Ended 12/31/2017	$13.71	17.48%	0.48%	0.48%	0.42%	83%	$10,121,668
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	19

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
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Notes to Financial Statements  (continued)
December 31, 2021
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
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Notes to Financial Statements  (continued)
December 31, 2021
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2021
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
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Notes to Financial Statements  (continued)
December 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	341,189*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	32,249,627*
Equity risk	Investments, at value — Options Purchased	160,316,975
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	4,302,292*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	5,606,224*
Total		202,816,307

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,153,674*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	805,915*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	271,277*
Total		2,230,866

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,881,444	1,881,444
Equity risk	444,979,986	(222,202,386)	—	222,777,600
Foreign exchange risk	(46,074,010)	—	—	(46,074,010)
Interest rate risk	(73,823,112)	—	—	(73,823,112)
Total	325,082,864	(222,202,386)	1,881,444	104,761,922

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(180,459)	(180,459)
Equity risk	5,860,645	(48,591,001)	—	(42,730,356)
Foreign exchange risk	(3,533,604)	—	—	(3,533,604)
Interest rate risk	8,337,684	—	—	8,337,684
Total	10,664,725	(48,591,001)	(180,459)	(38,106,735)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	4,018,871,419
Futures contracts — short	154,533,189
Credit default swap contracts — sell protection	150,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	206,998,708

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
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Notes to Financial Statements  (continued)
December 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	30,340	30,340
Options purchased puts	160,316,975	-	160,316,975
Total assets	160,316,975	30,340	160,347,315
Total financial and derivative net assets	160,316,975	30,340	160,347,315
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	160,316,975	30,340	160,347,315

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
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Notes to Financial Statements  (continued)
December 31, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $23,509,580,694 and $23,491,229,458, respectively, for the year ended December 31, 2021, of which $19,913,256,491 and $19,778,835,308, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
30	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
December 31, 2021
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
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Notes to Financial Statements  (continued)
December 31, 2021
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
36	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
38	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2021

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Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6598 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Managed Volatility Conservative Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	2.91	5.62	4.08
Class 2	04/12/13	2.63	5.47	3.99
Blended Benchmark		2.75	6.05	4.83
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.77
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	16.6
International	4.7
U.S. Large Cap	9.3
U.S. Mid Cap	0.3
U.S. Small Cap	2.3
Exchange-Traded Equity Funds	3.4
International Mid Large Cap	1.5
U.S. Large Cap	1.9
Exchange-Traded Fixed Income Funds	4.9
Investment Grade	4.9
Fixed Income Funds	49.8
Investment Grade	49.8
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	15.6
Options Purchased Puts	0.3
Residential Mortgage-Backed Securities - Agency	9.4
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 2.63%. The Fund underperformed its Blended Benchmark, which returned 2.75%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small-to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered some of the strongest gains across fixed-income markets while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable detractors during the period
•	Underperformance during the period came primarily from underlying strategic equity fund managers and the dynamic algorithm which assists in helping direct overall levels of equity allocation.
•	Underlying fund manager performance in U.S. large-cap, and international equity strategies also weighed on relative performance results.
•	Several large growth-oriented managers faced significant headwinds during the period. Earnings yield figures dropped for some of their larger holdings and perceived risks from longer dated cash flows for significant growers in the large-cap universe were cause for some market participants to reduce exposure to this cohort during the second half of the period.
The Fund’s notable contributors during the period
•	The managers’ tactical discretion applied versus the dynamic algorithm’s suggested equity allocations proved to be the largest contributor to relative performance in the period.
○	The managers’ tactically adjusted actual equity exposure throughout the period, erring on the side of a constructive view toward equities, which lent itself to an overweight equity allocation versus the suggested dynamic algorithm equity weighting. Given the positive return environment for global equities, this tactical preference to maintain overweight equity allocations proved beneficial to relative performance. In addition, this tactical positioning helped dampen overall portfolio volatility.
•	Underlying fund manager performance in fixed income also contributed to Fund performance during the period. Core fixed-income managers with exposure to lower quality corporate debt helped boost relative performance over the period.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,012.20	1,023.74	1.47	1.48	0.29	3.55	3.57	0.70
Class 2	1,000.00	1,000.00	1,011.50	1,022.48	2.74	2.75	0.54	4.82	4.84	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 18.3%
	Shares	Value ($)
International 5.1%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,662,769	25,074,560
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	321,711	4,365,620
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	297,716	4,358,562
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	431,982	4,371,651
Total		38,170,393
U.S. Large Cap 10.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	181,439	7,382,751
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	204,103	18,089,688
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	179,385	6,807,672
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,069,933	19,697,458
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	182,810	6,840,751
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	55,313	3,249,110
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	86,873	3,290,742
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	48,885	2,933,080
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	97,500	3,284,787
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	128,665	4,648,668
Total		76,224,707
U.S. Mid Cap 0.4%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	25,050	1,312,885
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	37,231	1,373,084
Total		2,685,969
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 2.5%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	64,701	1,342,547
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	59,392	1,448,565
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	205,687	7,844,897
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	217,133	8,153,352
Total		18,789,361
Total Equity Funds (Cost $80,044,200)		135,870,430

Exchange-Traded Equity Funds 3.7%

International Mid Large Cap 1.6%
iShares MSCI EAFE ETF	152,532	12,001,218
U.S. Large Cap 2.1%
SPDR S&P 500 ETF Trust	33,425	15,875,538
Total Exchange-Traded Equity Funds (Cost $15,621,398)		27,876,756

Exchange-Traded Fixed Income Funds 5.4%

Investment Grade 5.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	246,500	32,666,180
Vanguard Intermediate-Term Corporate Bond ETF	80,000	7,420,800
Total		40,086,980
Total Exchange-Traded Fixed Income Funds (Cost $38,804,282)		40,086,980

Fixed Income Funds 54.9%

Investment Grade 54.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,871,130	70,841,347
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,770,165	27,258,427
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,887,354	43,499,493
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,631,641	27,211,166
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	1,109,078	10,891,147
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,537,567	73,613,000
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	6,597,779	70,860,144
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	7,595,448	84,461,385
Total		408,636,109
Total Fixed Income Funds (Cost $400,431,639)		408,636,109

Residential Mortgage-Backed Securities - Agency 10.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2037	2.000%	8,000,000	8,195,000
01/18/2037- 01/13/2052	2.500%	33,300,000	34,219,129
01/13/2052	3.000%	33,354,000	34,569,597
Total Residential Mortgage-Backed Securities - Agency (Cost $76,982,358)			76,983,726
Options Purchased Puts 0.3%
Value ($)
(Cost $3,705,699)	2,511,980

Money Market Funds 17.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(d)	127,727,120	127,701,574
Total Money Market Funds (Cost $127,707,826)		127,701,574
Total Investments in Securities (Cost: $743,297,402)		819,667,555
Other Assets & Liabilities, Net		(74,890,472)
Net Assets		744,777,083

At December 31, 2021, securities and/or cash totaling $2,401,480 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Dollar	43	03/2022	USD	3,399,150	31,848	—
New Zealand Dollar	16	03/2022	USD	1,094,960	17,622	—
S&P 500 Index E-mini	74	03/2022	USD	17,606,450	493,317	—
U.S. Long Bond	64	03/2022	USD	10,268,000	73,398	—
U.S. Treasury 10-Year Note	156	03/2022	USD	20,353,125	156,050	—
U.S. Treasury 2-Year Note	32	03/2022	USD	6,981,500	—	(7,307)
U.S. Treasury 5-Year Note	222	03/2022	USD	26,856,797	82,381	—
Total					854,616	(7,307)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	(2)	03/2022	USD	(145,560)	—	(4,649)
British Pound	(3)	03/2022	USD	(253,706)	—	(5,374)
Euro FX	(33)	03/2022	USD	(4,703,531)	—	(47,997)
EURO STOXX 50 Index	(41)	03/2022	EUR	(1,757,875)	—	(38,626)
FTSE 100 Index	(7)	03/2022	GBP	(512,680)	—	(12,846)
Japanese Yen	(38)	03/2022	USD	(4,131,550)	56,146	—
MSCI Singapore Index	(6)	01/2022	SGD	(204,090)	—	(1,005)
OMXS30 Index	(43)	01/2022	SEK	(10,402,775)	—	(55,196)
S&P 500 Index E-mini	(20)	03/2022	USD	(4,758,500)	—	(66,850)
S&P/TSX 60 Index	(4)	03/2022	CAD	(1,024,720)	—	(13,579)
SPI 200 Index	(4)	03/2022	AUD	(734,700)	—	(5,487)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Swiss Franc	(27)	03/2022	USD	(3,709,800)	—	(52,147)
TOPIX Index	(6)	03/2022	JPY	(119,520,000)	—	(2,703)
Total					56,146	(306,459)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	60,053,868	126	3,500.00	12/16/2022	1,995,595	1,224,720
S&P 500 Index	JPMorgan	USD	13,345,304	28	3,400.00	12/16/2022	533,026	244,020
S&P 500 Index	JPMorgan	USD	13,821,922	29	3,700.00	12/15/2023	728,828	664,970
S&P 500 Index	JPMorgan	USD	8,579,124	18	3,600.00	12/15/2023	448,250	378,270
Total							3,705,699	2,511,980
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	152,123,258	215,989,522	(240,402,364)	(8,842)	127,701,574	—	576,140	98,958	127,727,120
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	8,704,041	3,917,475	(5,895,810)	657,045	7,382,751	—	(714,727)	—	181,439
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	23,814,027	11,894,839	(19,075,489)	1,456,311	18,089,688	—	547,906	—	204,103
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	5,112,825	2,374,331	(5,852,006)	(1,635,150)	—	—	(434,060)	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	101,119,718	41,774,347	(63,176,954)	(8,875,764)	70,841,347	5,295,171	(25,063)	2,441,959	6,871,130
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	7,455,182	3,210,474	(4,509,359)	651,375	6,807,672	—	77,494	—	179,385
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	30,556,430	14,532,207	(17,213,344)	(616,866)	27,258,427	—	487,305	460,348	2,770,165
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	51,785,189	23,219,188	(27,382,941)	(4,121,943)	43,499,493	2,123,839	1,623,323	920,886	3,887,354
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	2,027,940	712,724	(1,152,747)	(275,032)	1,312,885	—	(44,323)	—	25,050
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	12,308,304	27,462,912	(15,892,593)	1,195,937	25,074,560	528,328	(115,800)	328,172	1,662,769
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	7,422,195	22,471,883	(14,602,336)	4,405,716	19,697,458	—	1,752,870	—	1,069,933
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	5,147,125	6,855,092	(6,566,494)	1,405,028	6,840,751	—	133,146	—	182,810
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	2,025,833	978,072	(1,609,680)	(21,141)	1,373,084	—	1,273,994	—	37,231
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	3,037,319	1,603,866	(3,214,314)	(84,324)	1,342,547	—	711,755	9,625	64,701
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	3,079,991	963,893	(1,564,413)	(1,030,906)	1,448,565	257,647	1,152,478	—	59,392
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	29,791,512	16,084,829	(17,445,194)	(1,219,981)	27,211,166	452,957	221,930	583,711	2,631,641
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	12,238,978	6,276,826	(7,139,772)	(484,885)	10,891,147	204,789	(4,003)	180,670	1,109,078
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	74,165,141	33,930,592	(31,619,821)	(2,862,912)	73,613,000	1,613,324	2,039,132	1,765,672	6,537,567
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	5,781,275	6,122,187	(10,363,057)	(1,540,405)	—	76,935	2,885,199	32,414	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	5,929,854	1,868,720	(3,510,029)	(1,039,435)	3,249,110	—	1,229,930	—	55,313
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	4,545,296	1,802,225	(3,594,736)	(2,752,785)	—	—	27,734	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	4,050,596	1,843,872	(2,934,032)	330,306	3,290,742	—	4,382,038	—	86,873
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	6,035,707	2,368,412	(3,333,568)	(2,137,471)	2,933,080	—	957,124	—	48,885
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	4,032,798	2,031,328	(3,060,267)	280,928	3,284,787	—	(75,508)	—	97,500
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	100,055,333	40,625,924	(64,795,945)	(5,025,168)	70,860,144	3,228,345	513,809	1,022,561	6,597,779
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	2,571,448	1,159,638	(2,706,230)	(1,024,856)	—	—	1,727,622	—	—
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	2,607,068	980,601	(2,196,342)	(1,391,327)	—	—	232,860	—	—
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	106,233,472	45,093,513	(62,461,027)	(4,404,573)	84,461,385	2,240,676	948,349	1,257,154	7,595,448
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	7,934,048	3,371,416	(6,033,398)	(623,398)	4,648,668	—	33,371	—	128,665
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	10,772,809	6,860,333	(12,283,941)	(983,581)	4,365,620	—	1,472,242	100,276	321,711
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	4,097,925	3,104,591	(3,071,974)	228,020	4,358,562	205,858	(516,072)	3,273	297,716
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	4,795,747	3,677,294	(4,327,008)	225,618	4,371,651	—	1,648,182	92,123	431,982
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	7,032,777	7,994,515	(7,763,360)	580,965	7,844,897	—	2,030,957	—	205,687
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	5,668,946	7,374,326	(6,387,441)	1,497,521	8,153,352	—	815,226	—	217,133
Total	814,060,107			(29,245,975)	672,208,113	16,227,869	27,572,560	9,297,802

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	135,870,430	135,870,430
Exchange-Traded Equity Funds	27,876,756	—	—	—	27,876,756
Exchange-Traded Fixed Income Funds	40,086,980	—	—	—	40,086,980
Fixed Income Funds	—	—	—	408,636,109	408,636,109
Residential Mortgage-Backed Securities - Agency	—	76,983,726	—	—	76,983,726
Options Purchased Puts	2,511,980	—	—	—	2,511,980
Money Market Funds	127,701,574	—	—	—	127,701,574
Total Investments in Securities	198,177,290	76,983,726	—	544,506,539	819,667,555
Investments in Derivatives
Asset
Futures Contracts	910,762	—	—	—	910,762
Liability
Futures Contracts	(313,766)	—	—	—	(313,766)
Total	198,774,286	76,983,726	—	544,506,539	820,264,551
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	13

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $131,408,038)	$144,947,462
Affiliated issuers (cost $608,183,665)	672,208,113
Options purchased (cost $3,705,699)	2,511,980
Margin deposits on:
Futures contracts	2,401,480
Receivable for:
Investments sold	817,462
Dividends	88,796
Interest	74,666
Variation margin for futures contracts	118,554
Prepaid expenses	10,145
Trustees’ deferred compensation plan	75,008
Total assets	823,253,666
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	77,057,024
Capital shares purchased	1,167,803
Variation margin for futures contracts	87,763
Management services fees	4,253
Distribution and/or service fees	5,106
Service fees	38,233
Compensation of board members	10,599
Compensation of chief compliance officer	49
Other expenses	30,745
Trustees’ deferred compensation plan	75,008
Total liabilities	78,476,583
Net assets applicable to outstanding capital stock	$744,777,083
Represented by
Trust capital	$744,777,083
Total - representing net assets applicable to outstanding capital stock	$744,777,083
Class 1
Net assets	$421,201
Shares outstanding	29,748
Net asset value per share	$14.16
Class 2
Net assets	$744,355,882
Shares outstanding	52,920,097
Net asset value per share	$14.07
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$1,663,216
Dividends — affiliated issuers	9,297,802
Interest	1,245
Total income	10,962,263
Expenses:
Management services fees	1,718,180
Distribution and/or service fees
Class 2	2,029,032
Service fees	486,412
Compensation of board members	24,483
Custodian fees	31,388
Printing and postage fees	21,398
Audit fees	29,500
Legal fees	18,649
Interest on collateral	2,464
Compensation of chief compliance officer	217
Other	12,034
Total expenses	4,373,757
Net investment income	6,588,506
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,796,002
Investments — affiliated issuers	27,572,560
Capital gain distributions from underlying affiliated funds	16,227,869
Foreign currency translations	(2,692)
Futures contracts	48,014
Options purchased	(4,671,570)
Net realized gain	46,970,183
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,709,842)
Investments — affiliated issuers	(29,245,975)
Foreign currency translations	(21,742)
Futures contracts	95,370
Options purchased	(415,433)
Net change in unrealized appreciation (depreciation)	(33,297,622)
Net realized and unrealized gain	13,672,561
Net increase in net assets resulting from operations	$20,261,067
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$6,588,506	$8,598,663
Net realized gain	46,970,183	492,061
Net change in unrealized appreciation (depreciation)	(33,297,622)	60,694,629
Net increase in net assets resulting from operations	20,261,067	69,785,353
Increase (decrease) in net assets from capital stock activity	(177,684,864)	259,661,661
Total increase (decrease) in net assets	(157,423,797)	329,447,014
Net assets at beginning of year	902,200,880	572,753,866
Net assets at end of year	$744,777,083	$902,200,880

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	8,437	117,705	25,282	332,075
Redemptions	(5,083)	(69,818)	(3,047)	(40,479)
Net increase	3,354	47,887	22,235	291,596
Class 2
Subscriptions	3,316,418	45,971,074	25,535,509	323,847,235
Redemptions	(16,190,063)	(223,703,825)	(4,914,529)	(64,477,170)
Net increase (decrease)	(12,873,645)	(177,732,751)	20,620,980	259,370,065
Total net increase (decrease)	(12,870,291)	(177,684,864)	20,643,215	259,661,661
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

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Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$13.76	0.16	0.24	0.40
Year Ended 12/31/2020	$12.70	0.15	0.91	1.06
Year Ended 12/31/2019(d)	$11.70	0.17	0.83	1.00
Class 2
Year Ended 12/31/2021	$13.71	0.11	0.25	0.36
Year Ended 12/31/2020	$12.68	0.15	0.88	1.03
Year Ended 12/31/2019	$11.33	0.23	1.12	1.35
Year Ended 12/31/2018	$11.63	0.17	(0.47)	(0.30)
Year Ended 12/31/2017	$10.78	0.13	0.72	0.85

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$14.16	2.91%	0.29%(c)	0.29%(c)	1.18%	195%	$421
Year Ended 12/31/2020	$13.76	8.35%	0.30%	0.30%	1.16%	132%	$363
Year Ended 12/31/2019(d)	$12.70	8.55%	0.31%(e)	0.31%(e)	1.57%(e)	139%	$53
Class 2
Year Ended 12/31/2021	$14.07	2.63%	0.54%(c)	0.54%(c)	0.81%	195%	$744,356
Year Ended 12/31/2020	$13.71	8.12%	0.55%	0.55%	1.15%	132%	$901,838
Year Ended 12/31/2019	$12.68	11.91%	0.57%	0.57%	1.90%	139%	$572,701
Year Ended 12/31/2018	$11.33	(2.58%)	0.57%	0.57%	1.45%	119%	$426,294
Year Ended 12/31/2017	$11.63	7.88%	0.55%	0.55%	1.17%	103%	$462,907
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	19

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
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Notes to Financial Statements  (continued)
December 31, 2021
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
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Notes to Financial Statements  (continued)
December 31, 2021
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	493,317*
Equity risk	Investments, at value — Options Purchased	2,511,980
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	105,616*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	311,829*
Total		3,422,742

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	196,292*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	110,167*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	7,307*
Total		313,766

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	4,585,415	(4,671,570)	(86,155)
Foreign exchange risk	(20,937)	—	(20,937)
Interest rate risk	(4,516,464)	—	(4,516,464)
Total	48,014	(4,671,570)	(4,623,556)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(87,949)	(415,433)	(503,382)
Foreign exchange risk	(152,358)	—	(152,358)
Interest rate risk	335,677	—	335,677
Total	95,370	(415,433)	(320,063)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	108,114,934
Futures contracts — short	17,195,565

24	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Derivative instrument	Average value ($)*
Options contracts — purchased	3,560,413

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
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Notes to Financial Statements  (continued)
December 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
JPMorgan ($)
Assets
Options purchased puts	2,511,980
Total financial and derivative net assets	2,511,980
Total collateral received (pledged) (a)	-
Net amount (b)	2,511,980

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
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Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
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Notes to Financial Statements  (continued)
December 31, 2021
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the
28	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,496,459,356 and $1,598,614,322, respectively, for the year ended December 31, 2021, of which $1,391,264,551 and $1,361,573,223, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
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Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
34	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
36	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2021

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Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S 6624 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Conservative Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	7.76	7.49	7.39
Class 2	11/02/16	7.50	7.33	7.23
Blended Benchmark		8.34	8.87	8.79
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.98
S&P 500 Index		28.71	18.47	19.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index and 35% S&P 500 Index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	31.2
U.S. Large Cap	31.2
Exchange-Traded Fixed Income Funds	6.7
Investment Grade	6.7
Fixed Income Funds	37.4
Investment Grade	37.4
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	17.1
Options Purchased Puts	0.5
Residential Mortgage-Backed Securities - Agency	7.1
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 7.50%. The Fund underperformed its Blended Benchmark, which returned 8.34%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% and the S&P 500 Index returned 28.71% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks the being key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small- to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered some of the strongest gains across fixed-income markets, while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable detractors during the period
•	Underperformance during the period came primarily from underlying strategic equity fund managers and the dynamic algorithm which assists in helping direct overall levels of equity allocation.
•	Underlying equity managers that focused on large growth-oriented strategies detracted the most during the period. Earnings yield figures dropped for some of their larger holdings and perceived risks from longer-dated cash flows for significant growers in the large-cap universe were cause for some market participants to reduce exposure to this cohort during the second half of the period.
The Fund’s notable contributors during the period
•	The managers’ tactical discretion applied to the dynamic algorithm’s suggested equity allocations proved to be the largest contributor to relative performance in the period.
○	The managers tactically adjusted actual equity exposure throughout the period, erring on the side of a constructive view toward equities which lent itself to an overweight equity allocation versus the suggested dynamic algorithm equity weighting. Given the positive return environment for global equities, this tactical preference to maintain overweight equity allocations proved beneficial to relative performance. In addition, this tactical positioning helped dampen overall portfolio volatility.
•	Underlying fund manager performance in fixed income also contributed to Fund performance during the period. Core fixed-income managers with exposure to lower-quality corporate debt helped boost relative performance over the period.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,034.40	1,023.69	1.54	1.53	0.30	3.54	3.52	0.69
Class 2	1,000.00	1,000.00	1,032.40	1,022.43	2.82	2.80	0.55	4.82	4.79	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 33.4%
	Shares	Value ($)
U.S. Large Cap 33.4%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	168,747	14,956,062
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	714,330	28,037,461
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	807,812	14,871,821
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	305,780	11,442,300
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	191,466	11,246,714
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	180,248	10,814,886
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	339,559	11,439,731
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	619,637	22,387,460
Total		125,196,435
Total Equity Funds (Cost $67,243,921)		125,196,435

Exchange-Traded Fixed Income Funds 7.1%

Investment Grade 7.1%
iShares Core U.S. Aggregate Bond ETF	22,610	2,579,349
iShares iBoxx $ Investment Grade Corporate Bond ETF	104,527	13,851,918
Vanguard Intermediate-Term Corporate Bond ETF	110,000	10,203,600
Total		26,634,867
Total Exchange-Traded Fixed Income Funds (Cost $25,126,176)		26,634,867

Fixed Income Funds 40.1%

Investment Grade 40.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,306,129	34,086,191
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	832,509	8,191,888
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	973,983	10,898,866
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	789,557	8,164,021
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	554,848	5,448,610
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	2,668,699	30,049,547
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	2,540,461	27,284,549
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	2,329,725	25,906,550
Total		150,030,222
Total Fixed Income Funds (Cost $148,986,715)		150,030,222

Residential Mortgage-Backed Securities - Agency 7.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2037	2.000%	3,500,000	3,585,313
01/18/2037- 01/13/2052	2.500%	13,332,500	13,692,654
01/13/2052	3.000%	10,927,500	11,325,756
Total Residential Mortgage-Backed Securities - Agency (Cost $28,601,215)			28,603,723

Options Purchased Puts 0.6%
Value ($)
(Cost $3,809,993)	2,151,175

Money Market Funds 18.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(d)	68,646,748	68,633,018
Total Money Market Funds (Cost $68,636,003)		68,633,018
Total Investments in Securities (Cost: $342,404,023)		401,249,440
Other Assets & Liabilities, Net		(26,578,401)
Net Assets		374,671,039
At December 31, 2021, securities and/or cash totaling $2,102,975 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	139	03/2022	USD	33,071,575	688,985	—
U.S. Long Bond	41	03/2022	USD	6,577,938	47,020	—
U.S. Treasury 10-Year Note	48	03/2022	USD	6,262,500	48,016	—
U.S. Treasury 2-Year Note	16	03/2022	USD	3,490,750	—	(3,654)
U.S. Treasury 5-Year Note	63	03/2022	USD	7,621,523	23,378	—
U.S. Ultra Treasury Bond	14	03/2022	USD	2,759,750	25,314	—
Total					832,713	(3,654)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	71,492,700	150	3,400.00	12/16/2022	2,808,024	1,307,250
S&P 500 Index	JPMorgan	USD	3,812,944	8	3,500.00	12/16/2022	126,704	77,760
S&P 500 Index	JPMorgan	USD	9,055,742	19	3,600.00	12/15/2023	473,153	399,285
S&P 500 Index	JPMorgan	USD	7,625,888	16	3,700.00	12/15/2023	402,112	366,880
Total							3,809,993	2,151,175
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	69,827,210	66,021,833	(67,209,827)	(6,198)	68,633,018	—	(920)	49,225	68,646,748
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	15,529,211	856,568	(4,263,095)	2,833,378	14,956,062	—	1,384,622	—	168,747
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	9,359,648	—	(8,780,271)	(579,377)	—	—	579,641	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	33,993,027	7,434,220	(3,778,284)	(3,562,772)	34,086,191	2,390,248	(19,790)	1,102,304	3,306,129
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	30,270,626	943,238	(7,258,466)	4,082,063	28,037,461	—	2,908,011	—	714,330
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	9,870,018	599,553	(2,073,762)	(203,921)	8,191,888	—	22,725	129,692	832,509
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	8,285,271	6,165,277	(2,678,436)	(873,246)	10,898,866	499,363	(153,178)	216,521	973,983
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	4,161,183	9,761,233	(2,427,265)	3,376,670	14,871,821	—	238,264	—	807,812
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	14,059,937	1,038,885	(4,941,782)	1,285,260	11,442,300	—	1,611,563	—	305,780
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	9,837,343	850,713	(2,149,880)	(374,155)	8,164,021	127,638	21,794	164,482	789,557
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	4,546,902	2,239,264	(1,097,129)	(240,427)	5,448,610	96,091	(21,204)	84,774	554,848
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	32,806,836	2,398,026	(3,929,575)	(1,225,740)	30,049,547	617,573	17,623	675,890	2,668,699
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	14,869,806	629,542	(4,210,720)	(41,914)	11,246,714	—	1,963,379	—	191,466
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	14,679,603	2,776,533	(3,897,345)	(2,743,905)	10,814,886	—	2,433,101	—	180,248
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	14,069,968	654,872	(4,785,411)	1,500,302	11,439,731	—	1,158,819	—	339,559
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	31,559,799	2,656,144	(5,096,294)	(1,835,100)	27,284,549	1,166,674	(78,820)	369,538	2,540,461
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	29,178,706	2,814,419	(4,769,092)	(1,317,483)	25,906,550	644,961	(70,223)	361,862	2,329,725
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	27,352,120	729,058	(8,298,036)	2,604,318	22,387,460	—	3,188,220	—	619,637
Total	374,257,214			2,677,753	343,859,675	5,542,548	15,183,627	3,154,288

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	125,196,435	125,196,435
Exchange-Traded Fixed Income Funds	26,634,867	—	—	—	26,634,867
Fixed Income Funds	—	—	—	150,030,222	150,030,222
Residential Mortgage-Backed Securities - Agency	—	28,603,723	—	—	28,603,723
Options Purchased Puts	2,151,175	—	—	—	2,151,175
Money Market Funds	68,633,018	—	—	—	68,633,018
Total Investments in Securities	97,419,060	28,603,723	—	275,226,657	401,249,440
Investments in Derivatives
Asset
Futures Contracts	832,713	—	—	—	832,713
Liability
Futures Contracts	(3,654)	—	—	—	(3,654)
Total	98,248,119	28,603,723	—	275,226,657	402,078,499
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $53,727,391)	$55,238,590
Affiliated issuers (cost $284,866,639)	343,859,675
Options purchased (cost $3,809,993)	2,151,175
Cash collateral held at broker for:
TBA	119,000
Margin deposits on:
Futures contracts	1,983,975
Receivable for:
Capital shares sold	57,316
Dividends	5,015
Interest	27,542
Variation margin for futures contracts	54,757
Prepaid expenses	5,526
Trustees’ deferred compensation plan	31,091
Total assets	403,533,662
Liabilities
Payable for:
Investments purchased	20,529
Investments purchased on a delayed delivery basis	28,628,757
Capital shares purchased	27,989
Variation margin for futures contracts	95,107
Management services fees	2,112
Distribution and/or service fees	2,568
Service fees	18,962
Compensation of board members	8,346
Compensation of chief compliance officer	23
Other expenses	27,139
Trustees’ deferred compensation plan	31,091
Total liabilities	28,862,623
Net assets applicable to outstanding capital stock	$374,671,039
Represented by
Trust capital	$374,671,039
Total - representing net assets applicable to outstanding capital stock	$374,671,039
Class 1
Net assets	$144,463
Shares outstanding	9,999
Net asset value per share	$14.45
Class 2
Net assets	$374,526,576
Shares outstanding	26,111,582
Net asset value per share	$14.34
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$629,240
Dividends — affiliated issuers	3,154,288
Total income	3,783,528
Expenses:
Management services fees	789,757
Distribution and/or service fees
Class 2	943,910
Service fees	226,360
Compensation of board members	18,956
Custodian fees	22,722
Printing and postage fees	19,080
Audit fees	29,500
Legal fees	14,100
Compensation of chief compliance officer	98
Other	9,942
Total expenses	2,074,425
Net investment income	1,709,103
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(400,042)
Investments — affiliated issuers	15,183,627
Capital gain distributions from underlying affiliated funds	5,542,548
Foreign currency translations	753
Futures contracts	7,096,639
Options purchased	(3,302,420)
Net realized gain	24,121,105
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,386,270)
Investments — affiliated issuers	2,677,753
Futures contracts	547,678
Options purchased	(926,799)
Net change in unrealized appreciation (depreciation)	912,362
Net realized and unrealized gain	25,033,467
Net increase in net assets resulting from operations	$26,742,570
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$1,709,103	$3,101,692
Net realized gain (loss)	24,121,105	(12,865,036)
Net change in unrealized appreciation (depreciation)	912,362	36,905,860
Net increase in net assets resulting from operations	26,742,570	27,142,516
Increase (decrease) in net assets from capital stock activity	(69,444,229)	101,299,948
Total increase (decrease) in net assets	(42,701,659)	128,442,464
Net assets at beginning of year	417,372,698	288,930,234
Net assets at end of year	$374,671,039	$417,372,698

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,882	41,432	7,001	88,002
Redemptions	(86)	(1,217)	(19)	(222)
Net increase	2,796	40,215	6,982	87,780
Class 2
Subscriptions	1,705,300	23,801,038	11,855,126	145,880,778
Redemptions	(6,862,526)	(93,285,482)	(3,510,460)	(44,668,610)
Net increase (decrease)	(5,157,226)	(69,484,444)	8,344,666	101,212,168
Total net increase (decrease)	(5,154,430)	(69,444,229)	8,351,648	101,299,948
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

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Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$13.41	0.10	0.94	1.04
Year Ended 12/31/2020	$12.63	0.09	0.69	0.78
Year Ended 12/31/2019(c)	$11.47	0.20	0.96	1.16
Class 2
Year Ended 12/31/2021	$13.34	0.06	0.94	1.00
Year Ended 12/31/2020	$12.60	0.11	0.63	0.74
Year Ended 12/31/2019	$10.97	0.17	1.46	1.63
Year Ended 12/31/2018	$11.25	0.11	(0.39)	(0.28)
Year Ended 12/31/2017	$10.07	0.09	1.09	1.18

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$14.45	7.76%	0.30%	0.30%	0.70%	179%	$144
Year Ended 12/31/2020	$13.41	6.18%	0.32%	0.32%	0.74%	243%	$97
Year Ended 12/31/2019(c)	$12.63	10.11%	0.32%(d)	0.32%(d)	1.98%(d)	156%	$3
Class 2
Year Ended 12/31/2021	$14.34	7.50%	0.55%	0.55%	0.45%	179%	$374,527
Year Ended 12/31/2020	$13.34	5.87%	0.56%	0.56%	0.84%	243%	$417,276
Year Ended 12/31/2019	$12.60	14.86%	0.59%	0.59%	1.42%	156%	$288,927
Year Ended 12/31/2018	$10.97	(2.49%)	0.65%	0.65%	0.99%	51%	$139,061
Year Ended 12/31/2017	$11.25	11.72%	0.74%	0.67%	0.80%	49%	$82,636
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
20	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	688,985*
Equity risk	Investments, at value — Options Purchased	2,151,175
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	143,728*
Total		2,983,888

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	3,654*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	9,782,096	(3,302,420)	6,479,676
Interest rate risk	(2,685,457)	—	(2,685,457)
Total	7,096,639	(3,302,420)	3,794,219

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	250,704	(926,799)	(676,095)
Interest rate risk	296,974	—	296,974
Total	547,678	(926,799)	(379,121)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	68,025,492*
Futures contracts — short	120,070**

Derivative instrument	Average value ($)*
Options contracts — purchased	3,105,474

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
22	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
JPMorgan ($)
Assets
Options purchased puts	2,151,175
Total financial and derivative net assets	2,151,175
Total collateral received (pledged) (a)	-
Net amount (b)	2,151,175

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
24	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $609,753,045 and $658,765,273, respectively, for the year ended December 31, 2021, of which $559,419,624 and $551,617,926, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
32	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
34	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2021

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Variable Portfolio – U.S. Flexible Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-2025 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – U.S. Flexible Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	15.76	10.79	11.17
Class 2	11/02/16	15.50	10.61	11.00
Blended Benchmark		17.41	13.36	13.73
S&P 500 Index		28.71	18.47	19.44
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.98
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	58.3
U.S. Large Cap	58.3
Exchange-Traded Fixed Income Funds	6.0
Investment Grade	6.0
Fixed Income Funds	10.1
Investment Grade	10.1
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	18.8
Options Purchased Puts	1.0
Residential Mortgage-Backed Securities - Agency	5.8
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 15.50%. The Fund underperformed its Blended Benchmark, which returned 17.41%. The S&P 500 Index returned 28.71% and the Bloomberg U.S. Aggregate Bond Index returned -1.54% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks being the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small- to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered some of the strongest gains across fixed-income markets, while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable detractors during the period
•	Underperformance during the period came primarily from underlying strategic equity fund managers and the dynamic algorithm which assists in helping direct overall levels of equity allocation.
•	Underlying equity managers that focused on large growth-oriented strategies detracted the most during the period. Earnings yield figures dropped for some of their larger holdings and perceived risks from longer-dated cash flows for significant growers in the large-cap universe were cause for some market participants to reduce exposure to this cohort during the second half of the period.
The Fund’s notable contributors during the period
•	The managers’ tactical discretion applied to the dynamic algorithm’s suggested equity allocations proved to be the largest contributor to relative performance in the period.
○	The managers tactically adjusted actual equity exposure throughout the period, erring on the side of a constructive view toward equities which lent itself to an overweight equity allocation versus the suggested dynamic algorithm equity weighting. Given the positive return environment for global equities, this tactical preference to maintain overweight equity allocations proved beneficial to relative performance. In addition, this tactical positioning helped dampen overall portfolio volatility.
•	Underlying fund manager performance in fixed income also contributed to Fund performance during the period. Core fixed-income managers with exposure to lower-quality corporate debt helped boost relative performance over the period.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,062.10	1,023.84	1.40	1.38	0.27	3.53	3.47	0.68
Class 2	1,000.00	1,000.00	1,061.30	1,022.58	2.70	2.65	0.52	4.83	4.74	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 61.3%
	Shares	Value ($)
U.S. Large Cap 61.3%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,884,341	255,639,174
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	16,193,347	635,588,887
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	13,756,560	253,258,260
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	6,844,418	256,118,120
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	4,294,822	252,277,866
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	4,014,257	240,855,395
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	7,589,298	255,683,444
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	14,452,042	522,152,273
Total		2,671,573,419
Total Equity Funds (Cost $1,502,285,582)		2,671,573,419

Exchange-Traded Fixed Income Funds 6.3%

Investment Grade 6.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,217,100	161,290,092
Vanguard Intermediate-Term Corporate Bond ETF	1,215,000	112,703,400
Total		273,993,492
Total Exchange-Traded Fixed Income Funds (Cost $273,326,417)		273,993,492

Fixed Income Funds 10.6%

Investment Grade 10.6%
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	4,654,823	45,803,464
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	4,105,110	45,936,176
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,955,614	30,561,046
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	1,557,915	15,298,723
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,824,589	76,844,876
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	8,576,470	92,111,286
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	13,845,293	153,959,658
Total		460,515,229
Total Fixed Income Funds (Cost $457,055,893)		460,515,229

Residential Mortgage-Backed Securities - Agency 6.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2037	2.000%	22,000,000	22,536,250
01/18/2037- 01/13/2052	2.500%	115,100,000	118,069,683
01/13/2052	3.000%	118,988,000	123,324,555
Total Residential Mortgage-Backed Securities - Agency (Cost $263,947,201)			263,930,488

Options Purchased Puts 1.1%
Value ($)
(Cost $80,962,126)	48,004,880

Money Market Funds 19.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(d)	863,648,526	863,475,796
Total Money Market Funds (Cost $863,525,465)		863,475,796
Total Investments in Securities (Cost: $3,441,102,684)		4,581,493,304
Other Assets & Liabilities, Net		(222,545,052)
Net Assets		4,358,948,252
At December 31, 2021, securities and/or cash totaling $43,485,525 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	3,267	03/2022	USD	777,300,975	13,443,005	—
U.S. Long Bond	476	03/2022	USD	76,368,250	545,893	—
U.S. Long Bond	10	03/2022	USD	1,604,375	—	(15,020)
U.S. Treasury 10-Year Note	546	03/2022	USD	71,235,938	303,933	—
U.S. Treasury 10-Year Note	15	03/2022	USD	1,957,031	—	(2,607)
U.S. Treasury 2-Year Note	390	03/2022	USD	85,087,032	—	(116,900)
U.S. Treasury 5-Year Note	493	03/2022	USD	59,641,446	176,426	—
U.S. Ultra Treasury Bond	191	03/2022	USD	37,650,875	345,351	—
U.S. Ultra Treasury Bond	10	03/2022	USD	1,971,250	—	(12,520)
Total					14,814,608	(147,047)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	1,406,976,336	2,952	3,400.00	12/16/2022	54,435,912	25,726,680
S&P 500 Index	JPMorgan	USD	109,622,140	230	3,500.00	12/16/2022	3,642,752	2,235,600
S&P 500 Index	JPMorgan	USD	233,542,820	490	3,600.00	12/15/2023	12,202,353	10,297,350
S&P 500 Index	JPMorgan	USD	202,562,650	425	3,700.00	12/15/2023	10,681,109	9,745,250
Total							80,962,126	48,004,880
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	587,336,282	1,270,854,290	(994,639,837)	(74,939)	863,475,796	—	(11,511)	532,726	863,648,526
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	240,260,436	925,883	(39,294,102)	53,746,957	255,639,174	—	12,030,055	—	2,884,341
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	26,520,019	—	(25,418,348)	(1,101,671)	—	—	1,101,487	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	89,352,453	—	(80,468,005)	(8,884,448)	—	—	8,694,363	—	—
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	489,081,287	41,469,197	(35,457,110)	140,495,513	635,588,887	—	4,272,421	—	16,193,347
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	26,313,985	21,495,116	(1,192,890)	(812,747)	45,803,464	—	(2,969)	560,777	4,654,823
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	21,689,436	26,776,420	(32,338)	(2,497,342)	45,936,176	1,699,596	(3,471)	736,936	4,105,110
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	49,820,436	151,976,037	(1,111,733)	52,573,520	253,258,260	—	80,282	—	13,756,560
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	237,845,337	810,668	(30,017,637)	47,479,752	256,118,120	—	8,342,687	—	6,844,418
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	25,991,990	5,959,360	(66,989)	(1,323,315)	30,561,046	443,132	(372)	571,049	2,955,614
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	11,949,435	4,065,404	(25,178)	(690,938)	15,298,723	250,382	(873)	220,893	1,557,915
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	86,747,060	10,592,770	(17,051,835)	(3,443,119)	76,844,876	1,492,244	219,942	1,633,159	6,824,589
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	238,680,307	1,811,289	(19,165,515)	30,951,785	252,277,866	—	11,665,023	—	4,294,822
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	245,872,426	29,524,504	(15,443,699)	(19,097,836)	240,855,395	—	10,356,187	—	4,014,257
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	240,073,980	17,406,677	(44,217,230)	42,420,017	255,683,444	—	10,389,068	—	7,589,298
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	83,241,934	18,258,620	(3,633,586)	(5,755,682)	92,111,286	3,712,200	(21,409)	1,175,819	8,576,470
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	78,026,259	83,014,630	(846,759)	(6,234,472)	153,959,658	3,253,081	(45,733)	1,825,175	13,845,293
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	448,193,100	44,397,446	(64,753,309)	94,315,036	522,152,273	—	20,610,716	—	14,452,042
Total	3,226,996,162			412,066,071	3,995,564,444	10,850,635	87,675,893	7,256,534

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	2,671,573,419	2,671,573,419
Exchange-Traded Fixed Income Funds	273,993,492	—	—	—	273,993,492
Fixed Income Funds	—	—	—	460,515,229	460,515,229
Residential Mortgage-Backed Securities - Agency	—	263,930,488	—	—	263,930,488
Options Purchased Puts	48,004,880	—	—	—	48,004,880
Money Market Funds	863,475,796	—	—	—	863,475,796
Total Investments in Securities	1,185,474,168	263,930,488	—	3,132,088,648	4,581,493,304
Investments in Derivatives
Asset
Futures Contracts	14,814,608	—	—	—	14,814,608
Liability
Futures Contracts	(147,047)	—	—	—	(147,047)
Total	1,200,141,729	263,930,488	—	3,132,088,648	4,596,160,865
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $537,273,618)	$537,923,980
Affiliated issuers (cost $2,822,866,940)	3,995,564,444
Options purchased (cost $80,962,126)	48,004,880
Cash collateral held at broker for:
TBA	104,000
Margin deposits on:
Futures contracts	43,381,525
Receivable for:
Investments sold	700,093
Capital shares sold	9,998
Dividends	61,480
Interest	250,995
Variation margin for futures contracts	694,322
Prepaid expenses	35,917
Trustees’ deferred compensation plan	84,349
Total assets	4,626,815,983
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	264,198,196
Capital shares purchased	1,010,131
Variation margin for futures contracts	2,241,325
Management services fees	24,621
Distribution and/or service fees	29,877
Service fees	218,807
Compensation of board members	25,757
Compensation of chief compliance officer	257
Other expenses	34,411
Trustees’ deferred compensation plan	84,349
Total liabilities	267,867,731
Net assets applicable to outstanding capital stock	$4,358,948,252
Represented by
Trust capital	$4,358,948,252
Total - representing net assets applicable to outstanding capital stock	$4,358,948,252
Class 1
Net assets	$4,883,989
Shares outstanding	282,919
Net asset value per share	$17.26
Class 2
Net assets	$4,354,064,263
Shares outstanding	254,025,351
Net asset value per share	$17.14
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$5,589,164
Dividends — affiliated issuers	7,256,534
Interest	23
Total income	12,845,721
Expenses:
Management services fees	8,167,471
Distribution and/or service fees
Class 2	9,905,480
Service fees	2,382,758
Compensation of board members	61,497
Custodian fees	26,707
Printing and postage fees	36,004
Audit fees	29,500
Legal fees	49,417
Interest on collateral	2,392
Compensation of chief compliance officer	1,014
Other	27,434
Total expenses	20,689,674
Net investment loss	(7,843,953)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(5,129,870)
Investments — affiliated issuers	87,675,893
Capital gain distributions from underlying affiliated funds	10,850,635
Foreign currency translations	27,226
Futures contracts	154,164,312
Options purchased	(58,126,950)
Net realized gain	189,461,246
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(14,810,408)
Investments — affiliated issuers	412,066,071
Futures contracts	8,925,929
Options purchased	(22,260,973)
Net change in unrealized appreciation (depreciation)	383,920,619
Net realized and unrealized gain	573,381,865
Net increase in net assets resulting from operations	$565,537,912
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(7,843,953)	$4,500,706
Net realized gain (loss)	189,461,246	(221,511,557)
Net change in unrealized appreciation (depreciation)	383,920,619	406,847,891
Net increase in net assets resulting from operations	565,537,912	189,837,040
Increase in net assets from capital stock activity	180,652,200	389,796,162
Total increase in net assets	746,190,112	579,633,202
Net assets at beginning of year	3,612,758,140	3,033,124,938
Net assets at end of year	$4,358,948,252	$3,612,758,140

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	251,684	4,135,628	58,117	811,731
Redemptions	(31,525)	(496,660)	(4,635)	(64,487)
Net increase	220,159	3,638,968	53,482	747,244
Class 2
Subscriptions	16,030,706	259,886,326	35,856,917	482,687,050
Redemptions	(5,320,073)	(82,873,094)	(6,706,192)	(93,638,132)
Net increase	10,710,633	177,013,232	29,150,725	389,048,918
Total net increase	10,930,792	180,652,200	29,204,207	389,796,162
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

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Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$14.91	0.01	2.34	2.35
Year Ended 12/31/2020	$14.19	0.05	0.67	0.72
Year Ended 12/31/2019(d)	$12.62	0.06	1.51	1.57
Class 2
Year Ended 12/31/2021	$14.84	(0.03)	2.33	2.30
Year Ended 12/31/2020	$14.16	0.02	0.66	0.68
Year Ended 12/31/2019	$11.78	0.08	2.30	2.38
Year Ended 12/31/2018	$12.26	0.05	(0.53)	(0.48)
Year Ended 12/31/2017	$10.35	0.02	1.89	1.91

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$17.26	15.76%	0.27%(c)	0.27%(c)	0.06%	189%	$4,884
Year Ended 12/31/2020	$14.91	5.07%	0.28%	0.28%	0.34%	279%	$936
Year Ended 12/31/2019(d)	$14.19	12.44%	0.30%(e)	0.30%(e)	0.52%(e)	132%	$132
Class 2
Year Ended 12/31/2021	$17.14	15.50%	0.52%(c)	0.52%(c)	(0.20%)	189%	$4,354,064
Year Ended 12/31/2020	$14.84	4.80%	0.53%	0.53%	0.14%	279%	$3,611,822
Year Ended 12/31/2019	$14.16	20.20%	0.54%	0.54%	0.57%	132%	$3,032,993
Year Ended 12/31/2018	$11.78	(3.92%)	0.55%	0.55%	0.38%	44%	$1,705,527
Year Ended 12/31/2017	$12.26	18.45%	0.55%	0.55%	0.17%	9%	$998,296
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – U.S. Flexible Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
20	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	13,443,005*
Equity risk	Investments, at value — Options Purchased	48,004,880
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,371,603*
Total		62,819,488

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	147,047*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	176,758,373	(58,126,950)	118,631,423
Interest rate risk	(22,594,061)	—	(22,594,061)
Total	154,164,312	(58,126,950)	96,037,362

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	6,639,759	(22,260,973)	(15,621,214)
Interest rate risk	2,286,170	—	2,286,170
Total	8,925,929	(22,260,973)	(13,335,044)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,127,557,365*
Futures contracts — short	13,173,842**

Derivative instrument	Average value ($)*
Options contracts — purchased	63,015,572

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
22	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
JPMorgan ($)
Assets
Options purchased puts	48,004,880
Total financial and derivative net assets	48,004,880
Total collateral received (pledged) (a)	-
Net amount (b)	48,004,880

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
24	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the
26	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,421,763,785 and $6,461,415,350, respectively, for the year ended December 31, 2021, of which $5,585,030,353 and $5,595,600,813, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
32	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
34	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2021

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Variable Portfolio – U.S. Flexible Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-2015 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – U.S. Flexible Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Moderate Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	11.71	9.18	9.32
Class 2	11/02/16	11.47	9.04	9.19
Blended Benchmark		12.80	11.12	11.26
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.98
S&P 500 Index		28.71	18.47	19.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% S&P 500 Index and 50% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	44.8
U.S. Large Cap	44.8
Exchange-Traded Fixed Income Funds	5.3
Investment Grade	5.3
Fixed Income Funds	23.4
Investment Grade	23.4
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	18.8
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities - Agency	6.9
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 11.47%. The Fund underperformed its Blended Benchmark, which returned 12.80%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% and the S&P 500 Index returned 28.71% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks being the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small- to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered the some of the strongest gains across fixed-income markets, while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable detractors during the period
•	Underperformance during the period came primarily from underlying strategic equity fund managers and the dynamic algorithm which assists in helping direct overall levels of equity allocation.
•	Underlying equity managers that focused on large growth-oriented strategies detracted the most during the period. Earnings yield figures dropped for some of their larger holdings and perceived risks from longer-dated cash flows for significant growers in the large-cap universe were cause for some market participants to reduce exposure to this cohort during the second half of the period.
The Fund’s notable contributors during the period
•	The managers’ tactical discretion applied to the dynamic algorithm’s suggested equity allocations proved to be the largest contributor to relative performance in the period.
○	The managers tactically adjusted actual equity exposure throughout the period, erring on the side of a constructive view toward equities which lent itself to an overweight equity allocation versus the suggested dynamic algorithm equity weighting. Given the positive return environment for global equities, this tactical preference to maintain overweight equity allocations proved beneficial to relative performance. In addition, this tactical positioning helped damper overall portfolio volatility.
•	Underlying fund manager performance in fixed income also contributed to Fund performance during the period. Core fixed-income managers with exposure to lower-quality corporate debt helped boost relative performance over the period.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,049.00	1,023.79	1.45	1.43	0.28	3.51	3.47	0.68
Class 2	1,000.00	1,000.00	1,047.90	1,022.53	2.74	2.70	0.53	4.80	4.74	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 47.8%
	Shares	Value ($)
U.S. Large Cap 47.8%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,350,713	119,713,656
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	6,668,867	261,753,036
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	6,450,034	118,745,126
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	2,822,652	105,623,657
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	1,755,393	103,111,784
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	1,559,475	93,568,517
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	3,094,605	104,257,247
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	5,778,129	208,763,783
Total		1,115,536,806
Total Equity Funds (Cost $609,026,323)		1,115,536,806

Exchange-Traded Fixed Income Funds 5.7%

Investment Grade 5.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	556,363	73,729,225
Vanguard Intermediate-Term Corporate Bond ETF	635,000	58,902,600
Total		132,631,825
Total Exchange-Traded Fixed Income Funds (Cost $129,059,106)		132,631,825

Fixed Income Funds 24.9%

Investment Grade 24.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	9,662,703	99,622,469
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,359,100	33,053,544
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	4,464,405	49,956,687
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,177,777	32,858,215
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	1,678,360	16,481,497
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	12,584,322	141,699,465
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	10,841,254	116,435,069
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	8,220,198	91,408,599
Total		581,515,545
Total Fixed Income Funds (Cost $576,018,351)		581,515,545

Residential Mortgage-Backed Securities - Agency 7.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2037	2.000%	16,000,000	16,390,000
01/18/2037- 01/13/2052	2.500%	65,420,000	67,046,561
01/13/2052	3.000%	85,100,000	88,201,496
Total Residential Mortgage-Backed Securities - Agency (Cost $171,639,373)			171,638,057

Options Purchased Puts 0.8%
Value ($)
(Cost $33,609,873)	19,391,750

Money Market Funds 20.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(d)	467,656,577	467,563,046
Total Money Market Funds (Cost $467,583,815)		467,563,046
Total Investments in Securities (Cost: $1,986,936,841)		2,488,277,029
Other Assets & Liabilities, Net		(154,487,454)
Net Assets		2,333,789,575
At December 31, 2021, securities and/or cash totaling $18,132,675 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	1,312	03/2022	USD	312,157,600	5,403,845	—
U.S. Long Bond	334	03/2022	USD	53,586,125	383,043	—
U.S. Long Bond	32	03/2022	USD	5,134,000	—	(48,066)
U.S. Treasury 10-Year Note	180	03/2022	USD	23,484,375	180,058	—
U.S. Treasury 10-Year Note	18	03/2022	USD	2,348,438	—	(12,130)
U.S. Treasury 2-Year Note	145	03/2022	USD	31,634,922	—	(33,012)
U.S. Treasury 5-Year Note	363	03/2022	USD	43,914,492	134,705	—
U.S. Treasury 5-Year Note	35	03/2022	USD	4,234,180	—	(12,641)
U.S. Ultra Treasury Bond	105	03/2022	USD	20,698,125	189,853	—
U.S. Ultra Treasury Bond	10	03/2022	USD	1,971,250	—	(12,520)
Total					6,291,504	(118,369)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	607,687,950	1,275	3,400.00	12/16/2022	23,651,547	11,111,625
S&P 500 Index	JPMorgan	USD	47,661,800	100	3,500.00	12/16/2022	1,583,805	972,000
S&P 500 Index	JPMorgan	USD	92,940,510	195	3,600.00	12/15/2023	4,856,038	4,097,925
S&P 500 Index	JPMorgan	USD	66,726,520	140	3,700.00	12/15/2023	3,518,483	3,210,200
Total							33,609,873	19,391,750
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	338,280,430	525,549,531	(396,228,858)	(38,057)	467,563,046	—	(7,895)	293,061	467,656,577
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	107,645,077	1,593,263	(15,348,186)	25,823,502	119,713,656	—	5,354,677	—	1,350,713
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	31,275,296	—	(30,035,114)	(1,240,182)	—	—	1,240,204	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	106,473,502	24,000,989	(19,431,863)	(11,420,159)	99,622,469	6,848,627	1,177,276	3,158,360	9,662,703
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	217,100,469	10,813,029	(20,770,252)	54,609,790	261,753,036	—	6,405,719	—	6,668,867
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	30,909,559	3,909,382	(1,054,469)	(710,928)	33,053,544	—	7,114	512,875	3,359,100
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	25,918,522	28,755,813	(1,218,847)	(3,498,801)	49,956,687	2,316,713	(106,684)	1,004,515	4,464,405
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	24,488,665	73,791,670	(4,004,155)	24,468,946	118,745,126	—	220,593	—	6,450,034
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	105,731,495	8,214,330	(24,426,547)	16,104,379	105,623,657	—	7,830,295	—	2,822,652
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	30,781,117	4,550,107	(992,342)	(1,480,667)	32,858,215	502,420	2,464	647,452	3,177,777
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	13,975,730	3,345,651	(62,133)	(777,751)	16,481,497	283,758	(2,580)	250,340	1,678,360
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	103,373,122	44,319,864	(1,440,880)	(4,552,641)	141,699,465	2,857,249	(51,759)	3,127,063	12,584,322
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	105,213,500	697,009	(12,446,364)	9,647,639	103,111,784	—	7,416,768	—	1,755,393
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	108,983,049	14,757,164	(16,978,419)	(13,193,277)	93,568,517	—	10,548,425	—	1,559,475
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	107,214,832	4,270,014	(23,745,970)	16,518,371	104,257,247	—	5,631,047	—	3,094,605
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	98,686,087	26,474,091	(1,256,799)	(7,468,310)	116,435,069	4,884,738	(74,605)	1,547,214	10,841,254
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	91,018,658	11,147,246	(6,199,274)	(4,558,031)	91,408,599	2,238,538	(49,075)	1,255,955	8,220,198
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	199,372,893	4,117,433	(32,941,851)	38,215,308	208,763,783	—	10,692,423	—	5,778,129
Total	1,846,442,003			136,449,131	2,164,615,397	19,932,043	56,234,407	11,796,835

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	1,115,536,806	1,115,536,806
Exchange-Traded Fixed Income Funds	132,631,825	—	—	—	132,631,825
Fixed Income Funds	—	—	—	581,515,545	581,515,545
Residential Mortgage-Backed Securities - Agency	—	171,638,057	—	—	171,638,057
Options Purchased Puts	19,391,750	—	—	—	19,391,750
Money Market Funds	467,563,046	—	—	—	467,563,046
Total Investments in Securities	619,586,621	171,638,057	—	1,697,052,351	2,488,277,029
Investments in Derivatives
Asset
Futures Contracts	6,291,504	—	—	—	6,291,504
Liability
Futures Contracts	(118,369)	—	—	—	(118,369)
Total	625,759,756	171,638,057	—	1,697,052,351	2,494,450,164
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $300,698,479)	$304,269,882
Affiliated issuers (cost $1,652,628,489)	2,164,615,397
Options purchased (cost $33,609,873)	19,391,750
Cash collateral held at broker for:
TBA	298,000
Margin deposits on:
Futures contracts	17,834,675
Receivable for:
Investments sold	887,467
Capital shares sold	998
Dividends	32,915
Interest	161,818
Variation margin for futures contracts	440,270
Prepaid expenses	21,161
Trustees’ deferred compensation plan	62,739
Total assets	2,508,017,072
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	171,801,191
Capital shares purchased	1,268,808
Variation margin for futures contracts	900,105
Management services fees	13,310
Distribution and/or service fees	15,994
Service fees	117,861
Compensation of board members	17,251
Compensation of chief compliance officer	142
Other expenses	30,096
Trustees’ deferred compensation plan	62,739
Total liabilities	174,227,497
Net assets applicable to outstanding capital stock	$2,333,789,575
Represented by
Trust capital	$2,333,789,575
Total - representing net assets applicable to outstanding capital stock	$2,333,789,575
Class 1
Net assets	$2,958,928
Shares outstanding	186,754
Net asset value per share	$15.84
Class 2
Net assets	$2,330,830,647
Shares outstanding	148,093,740
Net asset value per share	$15.74
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$3,299,863
Dividends — affiliated issuers	11,796,835
Interest	5
Total income	15,096,703
Expenses:
Management services fees	4,625,437
Distribution and/or service fees
Class 2	5,495,710
Service fees	1,322,023
Compensation of board members	40,713
Custodian fees	24,600
Printing and postage fees	27,702
Audit fees	29,500
Legal fees	32,143
Interest on collateral	665
Compensation of chief compliance officer	566
Other	13,825
Total expenses	11,612,884
Net investment income	3,483,819
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(295,236)
Investments — affiliated issuers	56,234,407
Capital gain distributions from underlying affiliated funds	19,932,043
Foreign currency translations	9,942
Futures contracts	63,544,454
Options purchased	(25,283,949)
Net realized gain	114,141,661
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(10,335,281)
Investments — affiliated issuers	136,449,131
Futures contracts	4,079,399
Options purchased	(9,231,682)
Net change in unrealized appreciation (depreciation)	120,961,567
Net realized and unrealized gain	235,103,228
Net increase in net assets resulting from operations	$238,587,047
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$3,483,819	$9,054,793
Net realized gain (loss)	114,141,661	(90,813,888)
Net change in unrealized appreciation (depreciation)	120,961,567	191,199,400
Net increase in net assets resulting from operations	238,587,047	109,440,305
Increase in net assets from capital stock activity	27,331,178	125,344,966
Total increase in net assets	265,918,225	234,785,271
Net assets at beginning of year	2,067,871,350	1,833,086,079
Net assets at end of year	$2,333,789,575	$2,067,871,350

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	81,282	1,230,016	90,433	1,227,597
Redemptions	(6,183)	(92,662)	(1,102)	(14,728)
Net increase	75,099	1,137,354	89,331	1,212,869
Class 2
Subscriptions	6,918,485	103,394,533	14,968,143	196,630,803
Redemptions	(5,201,411)	(77,200,709)	(5,540,609)	(72,498,706)
Net increase	1,717,074	26,193,824	9,427,534	124,132,097
Total net increase	1,792,173	27,331,178	9,516,865	125,344,966
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

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Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$14.18	0.07	1.59	1.66
Year Ended 12/31/2020	$13.41	0.08	0.69	0.77
Year Ended 12/31/2019(d)	$12.05	0.20	1.16	1.36
Class 2
Year Ended 12/31/2021	$14.12	0.02	1.60	1.62
Year Ended 12/31/2020	$13.38	0.06	0.68	0.74
Year Ended 12/31/2019	$11.38	0.13	1.87	2.00
Year Ended 12/31/2018	$11.76	0.09	(0.47)	(0.38)
Year Ended 12/31/2017	$10.21	0.06	1.49	1.55

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$15.84	11.71%	0.28%(c)	0.28%(c)	0.44%	175%	$2,959
Year Ended 12/31/2020	$14.18	5.74%	0.29%	0.29%	0.63%	232%	$1,583
Year Ended 12/31/2019(d)	$13.41	11.29%	0.30%(e)	0.30%(e)	1.84%(e)	125%	$299
Class 2
Year Ended 12/31/2021	$15.74	11.47%	0.53%(c)	0.53%(c)	0.16%	175%	$2,330,831
Year Ended 12/31/2020	$14.12	5.53%	0.54%	0.54%	0.48%	232%	$2,066,289
Year Ended 12/31/2019	$13.38	17.57%	0.55%	0.55%	1.05%	125%	$1,832,787
Year Ended 12/31/2018	$11.38	(3.23%)	0.56%	0.56%	0.74%	42%	$1,142,028
Year Ended 12/31/2017	$11.76	15.18%	0.56%	0.56%	0.56%	9%	$715,814
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
20	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	5,403,845*
Equity risk	Investments, at value — Options Purchased	19,391,750
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	887,659*
Total		25,683,254

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	118,369*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	77,385,393	(25,283,949)	52,101,444
Interest rate risk	(13,840,939)	—	(13,840,939)
Total	63,544,454	(25,283,949)	38,260,505

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	2,608,101	(9,231,682)	(6,623,581)
Interest rate risk	1,471,298	—	1,471,298
Total	4,079,399	(9,231,682)	(5,152,283)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	509,747,083*
Futures contracts — short	5,555,935**

Derivative instrument	Average value ($)*
Options contracts — purchased	26,641,370

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
22	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
JPMorgan ($)
Assets
Options purchased puts	19,391,750
Total financial and derivative net assets	19,391,750
Total collateral received (pledged) (a)	-
Net amount (b)	19,391,750

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
24	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the
26	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,382,864,476 and $3,400,784,939, respectively, for the year ended December 31, 2021, of which $3,022,617,830 and $2,990,015,644, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to
28	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
32	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
34	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2021

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Variable Portfolio – U.S. Flexible Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-2020 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Managed Risk Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	Life
Class 1*	02/20/19	10.99	7.67
Class 2	09/12/17	10.72	7.47
Blended Benchmark		9.43	9.17
Bloomberg U.S. Aggregate Bond Index		-1.54	3.34
Russell 3000 Index		25.66	17.93
MSCI EAFE Index (Net)		11.26	6.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	52.0
International	16.5
U.S. Large Cap	30.8
U.S. Small Cap	4.7
Exchange-Traded Equity Funds	2.3
International Mid Large Cap	1.1
U.S. Mid Cap	1.2
Exchange-Traded Fixed Income Funds	5.0
Investment Grade	5.0
Fixed Income Funds	27.4
Investment Grade	27.4
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	7.4
Options Purchased Puts	0.7
Residential Mortgage-Backed Securities - Agency	5.2
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 10.72%. The Fund outperformed its Blended Benchmark, which returned 9.43%. The Bloomberg U.S. Aggregate Bond Index returned -1.54%, the Russell 3000 Index returned 25.66% and the MSCI EAFE Index (Net) returned 11.26% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks being the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small- to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered some of the strongest gains across fixed-income markets while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable contributors during the period
•	The dynamic algorithm, which is a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to maintain an overweight equity exposure versus static benchmark equity weights throughout the period. The positioning called for by the dynamic algorithm served as a meaningful contributor to relative performance for the Fund during the period.
•	Underlying fund manager performance from U.S. large-cap core managers and U.S core bond strategies served as two of the largest contributors to relative performance from underlying managers within the Fund.
The Fund’s notable detractors during the period
•	Mixed results from some of the underlying strategic managers held within the portfolio and detraction from holding protective put options weighed on Fund performance during the period.
•	The Fund experienced detraction from one manager with a focus centered on a small-cap growth investing style and another manager with an international core focus. These two strategies were the largest underlying fund detractors for the Fund.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,041.70	1,024.00	1.24	1.22	0.24	4.01	3.98	0.78
Class 2	1,000.00	1,000.00	1,040.50	1,022.68	2.57	2.55	0.50	5.35	5.30	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 54.4%
	Shares	Value ($)
International 17.3%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,514,126	22,833,024
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	1,857,665	25,208,512
Total		48,041,536
U.S. Large Cap 32.2%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	191,327	16,957,287
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	907,473	16,706,580
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,540,857	55,671,187
Total		89,335,054
U.S. Small Cap 4.9%
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	177,017	6,751,432
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	184,714	6,935,989
Total		13,687,421
Total Equity Funds (Cost $112,640,656)		151,064,011

Exchange-Traded Equity Funds 2.4%

International Mid Large Cap 1.1%
iShares MSCI EAFE ETF	40,000	3,147,200
U.S. Mid Cap 1.3%
iShares Core S&P Mid-Cap ETF	12,500	3,538,500
Total Exchange-Traded Equity Funds (Cost $6,045,800)		6,685,700

Exchange-Traded Fixed Income Funds 5.2%

Investment Grade 5.2%
iShares Core U.S. Aggregate Bond ETF	5,750	655,960
iShares iBoxx $ Investment Grade Corporate Bond ETF	74,220	9,835,634
Vanguard Intermediate-Term Corporate Bond ETF	39,000	3,617,640
Vanguard Total Bond Market ETF	5,000	423,750
Total		14,532,984
Total Exchange-Traded Fixed Income Funds (Cost $13,768,538)		14,532,984

Fixed Income Funds 28.7%
	Shares	Value ($)
Investment Grade 28.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,202,365	33,016,381
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	1,156,488	11,356,709
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	3,174,714	35,302,819
Total		79,675,909
Total Fixed Income Funds (Cost $80,206,698)		79,675,909

Residential Mortgage-Backed Securities - Agency 5.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2037	2.000%	1,400,000	1,434,125
01/18/2037- 01/13/2052	2.500%	7,125,000	7,295,563
01/13/2052	3.000%	6,000,000	6,218,672
Total Residential Mortgage-Backed Securities - Agency (Cost $14,949,325)			14,948,360

Options Purchased Puts 0.8%
Value ($)
(Cost $3,450,948)	2,156,170

Money Market Funds 7.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(d)	21,611,412	21,607,090
Total Money Market Funds (Cost $21,608,655)		21,607,090
Total Investments in Securities (Cost: $252,670,620)		290,670,224
Other Assets & Liabilities, Net		(12,958,745)
Net Assets		277,711,479
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
December 31, 2021
At December 31, 2021, securities and/or cash totaling $2,069,638 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Dollar	18	03/2022	USD	1,422,900	12,965	—
New Zealand Dollar	6	03/2022	USD	410,610	6,608	—
S&P 500 Index E-mini	67	03/2022	USD	15,940,975	461,859	—
U.S. Long Bond	13	03/2022	USD	2,085,688	14,909	—
U.S. Treasury 10-Year Note	38	03/2022	USD	4,957,813	38,012	—
U.S. Treasury 2-Year Note	4	03/2022	USD	872,688	—	(913)
U.S. Treasury 5-Year Note	50	03/2022	USD	6,048,828	18,554	—
U.S. Ultra Treasury Bond	12	03/2022	USD	2,365,500	21,698	—
Total					574,605	(913)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	(8)	03/2022	USD	(582,240)	—	(18,598)
British Pound	(8)	03/2022	USD	(676,550)	—	(14,330)
Euro FX	(21)	03/2022	USD	(2,993,156)	—	(32,858)
EURO STOXX 50 Index	(63)	03/2022	EUR	(2,701,125)	—	(59,353)
FTSE 100 Index	(10)	03/2022	GBP	(732,400)	—	(18,351)
Hang Seng Index	(1)	01/2022	HKD	(1,172,550)	—	(1,273)
Japanese Yen	(22)	03/2022	USD	(2,391,950)	33,881	—
MSCI Singapore Index	(10)	01/2022	SGD	(340,150)	—	(1,674)
OMXS30 Index	(49)	01/2022	SEK	(11,854,325)	—	(62,514)
Russell 2000 Index E-mini	(4)	03/2022	USD	(448,560)	—	(6,814)
S&P 500 Index E-mini	(12)	03/2022	USD	(2,855,100)	—	(58,230)
SPI 200 Index	(5)	03/2022	AUD	(918,375)	—	(6,858)
Swiss Franc	(14)	03/2022	USD	(1,923,600)	—	(27,877)
TOPIX Index	(8)	03/2022	JPY	(159,360,000)	866	—
Total					34,747	(308,730)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	65,773,284	138	3,500.00	12/16/2022	2,185,652	1,341,360
S&P 500 Index	JPMorgan	USD	19,064,720	40	3,400.00	12/16/2022	739,358	348,600
S&P 500 Index	JPMorgan	USD	6,196,034	13	3,700.00	12/15/2023	326,716	298,090
S&P 500 Index	JPMorgan	USD	3,812,944	8	3,600.00	12/15/2023	199,222	168,120
Total							3,450,948	2,156,170

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 37	Morgan Stanley	12/20/2026	1.000	Quarterly	0.494	USD	6,000,000	13,648	—	—	13,648	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	17,852,696	40,558,459	(36,802,452)	(1,613)	21,607,090	—	(489)	14,389	21,611,412
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	34,031,933	477,281	(16,818,269)	(733,658)	16,957,287	—	6,309,763	—	191,327
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	28,524,734	9,301,174	(1,470,867)	(3,338,660)	33,016,381	2,243,889	(3,140)	1,034,808	3,202,365
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	3,131,655	19,244,144	(71,195)	528,420	22,833,024	432,715	(435)	269,827	1,514,126
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	2,902,322	11,120,337	(779,857)	3,463,778	16,706,580	—	51,538	—	907,473
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	9,443,932	2,546,729	(108,903)	(525,049)	11,356,709	193,484	(7,180)	170,697	1,156,488
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	31,136,165	—	(27,564,517)	(3,571,648)	—	—	4,783,100	—	—
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	28,434,985	8,699,231	(192,332)	(1,639,065)	35,302,819	851,118	(11,804)	477,529	3,174,714
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	34,454,395	17,650,837	(6,920,505)	10,486,460	55,671,187	—	1,691,722	—	1,540,857
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	9,015,731	21,078,224	(6,768,459)	1,883,016	25,208,512	—	21,434	481,347	1,857,665
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	5,472,822	1,123,476	(307,970)	463,104	6,751,432	—	31,878	—	177,017
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	5,013,166	1,527,515	(767,006)	1,162,314	6,935,989	—	112,032	—	184,714
Total	209,414,536			8,177,399	252,347,010	3,721,206	12,978,419	2,448,597

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	151,064,011	151,064,011
Exchange-Traded Equity Funds	6,685,700	—	—	—	6,685,700
Exchange-Traded Fixed Income Funds	14,532,984	—	—	—	14,532,984
Fixed Income Funds	—	—	—	79,675,909	79,675,909
Residential Mortgage-Backed Securities - Agency	—	14,948,360	—	—	14,948,360
Options Purchased Puts	2,156,170	—	—	—	2,156,170
Money Market Funds	21,607,090	—	—	—	21,607,090
Total Investments in Securities	44,981,944	14,948,360	—	230,739,920	290,670,224
Investments in Derivatives
Asset
Futures Contracts	609,352	—	—	—	609,352
Swap Contracts	—	13,648	—	—	13,648
Liability
Futures Contracts	(309,643)	—	—	—	(309,643)
Total	45,281,653	14,962,008	—	230,739,920	290,983,581
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $34,763,663)	$36,167,044
Affiliated issuers (cost $214,456,009)	252,347,010
Options purchased (cost $3,450,948)	2,156,170
Margin deposits on:
Futures contracts	1,920,619
Swap contracts	149,019
Receivable for:
Investments sold	181,423
Dividends	8,040
Interest	13,859
Variation margin for futures contracts	65,900
Variation margin for swap contracts	1,214
Prepaid expenses	3,846
Trustees’ deferred compensation plan	24,950
Total assets	293,039,094
Liabilities
Payable for:
Investments purchased	13,859
Investments purchased on a delayed delivery basis	14,949,325
Capital shares purchased	213,439
Variation margin for futures contracts	74,046
Management services fees	1,049
Distribution and/or service fees	1,896
Service fees	13,949
Compensation of board members	7,684
Compensation of chief compliance officer	17
Other expenses	27,401
Trustees’ deferred compensation plan	24,950
Total liabilities	15,327,615
Net assets applicable to outstanding capital stock	$277,711,479
Represented by
Trust capital	$277,711,479
Total - representing net assets applicable to outstanding capital stock	$277,711,479
Class 1
Net assets	$3,275
Shares outstanding	239
Net asset value per share(a)	$13.73
Class 2
Net assets	$277,708,204
Shares outstanding	20,367,623
Net asset value per share	$13.63

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$462,307
Dividends — affiliated issuers	2,448,597
Total income	2,910,904
Expenses:
Management services fees	362,726
Distribution and/or service fees
Class 2	645,980
Service fees	155,344
Compensation of board members	17,335
Custodian fees	23,682
Printing and postage fees	18,944
Audit fees	29,500
Legal fees	12,877
Interest on collateral	19,668
Compensation of chief compliance officer	67
Other	8,300
Total expenses	1,294,423
Net investment income	1,616,481
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(101,060)
Investments — affiliated issuers	12,978,419
Capital gain distributions from underlying affiliated funds	3,721,206
Foreign currency translations	243,158
Futures contracts	3,784,735
Options purchased	(3,954,505)
Swap contracts	75,258
Net realized gain	16,747,211
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(265,653)
Investments — affiliated issuers	8,177,399
Foreign currency translations	(22,577)
Futures contracts	(93,011)
Options purchased	(181,446)
Swap contracts	(7,218)
Net change in unrealized appreciation (depreciation)	7,607,494
Net realized and unrealized gain	24,354,705
Net increase in net assets resulting from operations	$25,971,186
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$1,616,481	$965,171
Net realized gain (loss)	16,747,211	(3,262,288)
Net change in unrealized appreciation (depreciation)	7,607,494	19,056,421
Net increase in net assets resulting from operations	25,971,186	16,759,304
Increase in net assets from capital stock activity	21,175,850	27,052,222
Total increase in net assets	47,147,036	43,811,526
Net assets at beginning of year	230,564,443	186,752,917
Net assets at end of year	$277,711,479	$230,564,443

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	2,210,573	28,772,763	3,077,116	34,821,098
Redemptions	(574,500)	(7,596,913)	(698,848)	(7,768,876)
Net increase	1,636,073	21,175,850	2,378,268	27,052,222
Total net increase	1,636,073	21,175,850	2,378,268	27,052,222
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk Fund | Annual Report 2021

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Variable Portfolio – Managed Risk Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$12.37	0.12	1.24	1.36
Year Ended 12/31/2020	$11.44	0.09	0.84	0.93
Year Ended 12/31/2019(d)	$10.48	0.15	0.81	0.96
Class 2
Year Ended 12/31/2021	$12.31	0.08	1.24	1.32
Year Ended 12/31/2020	$11.42	0.06	0.83	0.89
Year Ended 12/31/2019	$9.84	0.12	1.46	1.58
Year Ended 12/31/2018	$10.39	0.09	(0.64)	(0.55)
Year Ended 12/31/2017(f)	$10.00	(0.00)(g)	0.39	0.39

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. If interest on collateral expense had been excluded, expenses would have been lower by 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$13.73	10.99%	0.25%(c)	0.25%(c)	0.88%	116%	$3
Year Ended 12/31/2020	$12.37	8.13%	0.25%(c)	0.25%(c)	0.75%	89%	$3
Year Ended 12/31/2019(d)	$11.44	9.16%	0.25%(e)	0.25%(e)	1.57%(e)	37%	$3
Class 2
Year Ended 12/31/2021	$13.63	10.72%	0.50%(c)	0.50%(c)	0.63%	116%	$277,708
Year Ended 12/31/2020	$12.31	7.79%	0.50%(c)	0.50%(c)	0.49%	89%	$230,561
Year Ended 12/31/2019	$11.42	16.06%	0.51%	0.51%	1.12%	37%	$186,750
Year Ended 12/31/2018	$9.84	(5.29%)	0.61%	0.55%	0.85%	47%	$97,370
Year Ended 12/31/2017(f)	$10.39	3.90%	1.17%(e)	0.49%(e)	(0.01%)(e)	75%	$17,803
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Managed Risk Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
18	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Variable Portfolio – Managed Risk Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
20	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
22	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	13,648*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	462,725*
Equity risk	Investments, at value — Options Purchased	2,156,170
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	53,454*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	93,173*
Total		2,779,170

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	215,067*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	93,663*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	913*
Total		309,643

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	75,258	75,258
Equity risk	4,345,927	(3,954,505)	—	391,422
Foreign exchange risk	219,002	—	—	219,002
Interest rate risk	(780,194)	—	—	(780,194)
Total	3,784,735	(3,954,505)	75,258	(94,512)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(7,218)	(7,218)
Equity risk	(223,374)	(181,446)	—	(404,820)
Foreign exchange risk	(2,786)	—	—	(2,786)
Interest rate risk	133,149	—	—	133,149
Total	(93,011)	(181,446)	(7,218)	(281,675)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	43,042,012
Futures contracts — short	15,744,159
Credit default swap contracts — sell protection	6,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	2,894,344

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
24	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	1,214	1,214
Options purchased puts	2,156,170	-	2,156,170
Total assets	2,156,170	1,214	2,157,384
Total financial and derivative net assets	2,156,170	1,214	2,157,384
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	2,156,170	1,214	2,157,384

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.14% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $312,781,098 and $285,901,719, respectively, for the year ended December 31, 2021, of which $214,755,076 and $211,152,934, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
28	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Variable Portfolio – Managed Risk Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Variable Portfolio – Managed Risk Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	31

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
32	Variable Portfolio – Managed Risk Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – Managed Risk Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Variable Portfolio – Managed Risk Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
36	Variable Portfolio – Managed Risk Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Risk Fund | Annual Report 2021	37

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Variable Portfolio – Managed Risk Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2030 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Managed Risk U.S. Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk U.S. Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk U.S. Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	Life
Class 1*	02/20/19	13.51	9.84
Class 2	09/12/17	13.34	9.66
Blended Benchmark		12.80	10.99
Bloomberg U.S. Aggregate Bond Index		-1.54	3.34
S&P 500 Index		28.71	18.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index and 50% S&P 500 Index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk U.S. Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	52.2
U.S. Large Cap	52.2
Exchange-Traded Fixed Income Funds	5.0
Investment Grade	5.0
Fixed Income Funds	27.4
Investment Grade	27.4
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	9.2
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities - Agency	5.4
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 13.34%. The Fund outperformed its Blended Benchmark, which returned 12.80%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% and the S&P 500 Index returned 28.71% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks being the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small- to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered some of the strongest gains across fixed-income markets while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable contributors during the period
•	The dynamic algorithm, which is a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to maintain an overweight equity exposure versus static benchmark equity weights throughout the period. The positioning called for by the dynamic algorithm served as a meaningful contributor to relative performance for the Fund during the period.
•	Underlying fund manager performance from U.S. large-cap core managers and U.S core bond strategies served as two of the largest contributors to relative performance from underlying managers within the Fund.
The Fund’s notable detractors during the period
•	Mixed results from some of the underlying strategic managers held within the portfolio and detraction from holding protective put options weighed on Fund returns during the period.
•	The Fund experienced a detraction from several underlying large cap growth-oriented managers.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,052.80	1,024.10	1.14	1.12	0.22	3.78	3.72	0.73
Class 2	1,000.00	1,000.00	1,051.60	1,022.79	2.48	2.45	0.48	5.12	5.05	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 55.0%
	Shares	Value ($)
U.S. Large Cap 55.0%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	448,441	39,745,297
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	2,142,701	39,447,129
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	550,737	32,350,303
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	971,937	32,744,558
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,904,579	68,812,441
Total		213,099,728
Total Equity Funds (Cost $147,233,059)		213,099,728

Exchange-Traded Fixed Income Funds 5.2%

Investment Grade 5.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	81,685	10,824,896
Vanguard Intermediate-Term Corporate Bond ETF	101,000	9,368,760
Total		20,193,656
Total Exchange-Traded Fixed Income Funds (Cost $19,814,204)		20,193,656

Fixed Income Funds 28.8%

Investment Grade 28.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	4,485,835	46,248,954
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	1,623,844	15,946,150
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	4,446,321	49,443,093
Total		111,638,197
Total Fixed Income Funds (Cost $113,934,129)		111,638,197
Residential Mortgage-Backed Securities - Agency 5.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2037	2.000%	1,800,000	1,843,875
01/18/2037- 01/13/2052	2.500%	10,225,000	10,469,106
01/13/2052	3.000%	9,500,000	9,846,231
Total Residential Mortgage-Backed Securities - Agency (Cost $22,160,615)			22,159,212

Options Purchased Puts 0.8%
Value ($)
(Cost $4,847,059)	3,180,645

Money Market Funds 9.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(d)	37,666,405	37,658,872
Total Money Market Funds (Cost $37,662,314)		37,658,872
Total Investments in Securities (Cost: $345,651,380)		407,930,310
Other Assets & Liabilities, Net		(20,106,061)
Net Assets		387,824,249
At December 31, 2021, securities and/or cash totaling $2,078,902 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
December 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	98	03/2022	USD	23,316,650	576,172	—
U.S. Long Bond	25	03/2022	USD	4,010,938	28,671	—
U.S. Treasury 10-Year Note	47	03/2022	USD	6,132,031	47,015	—
U.S. Treasury 2-Year Note	4	03/2022	USD	872,688	—	(913)
U.S. Treasury 5-Year Note	68	03/2022	USD	8,226,406	25,234	—
U.S. Ultra Treasury Bond	17	03/2022	USD	3,351,125	30,738	—
Total					707,830	(913)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	(22)	03/2022	USD	(5,234,350)	—	(109,905)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	79,118,588	166	3,500.00	12/16/2022	2,629,117	1,613,520
S&P 500 Index	JPMorgan	USD	24,784,136	52	3,400.00	12/16/2022	965,238	453,180
S&P 500 Index	JPMorgan	USD	15,728,394	33	3,700.00	12/15/2023	829,357	756,690
S&P 500 Index	JPMorgan	USD	8,102,506	17	3,600.00	12/15/2023	423,347	357,255
Total							4,847,059	3,180,645

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 37	Morgan Stanley	12/20/2026	1.000	Quarterly	0.494	USD	11,000,000	25,021	—	—	25,021	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	27,377,686	45,400,075	(35,115,981)	(2,908)	37,658,872	—	(814)	24,352	37,666,405
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	46,350,701	1,322,362	(15,036,000)	7,108,234	39,745,297	—	3,330,497	—	448,441
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	34,792,541	17,313,771	(1,291,409)	(4,565,949)	46,248,954	3,076,614	(29,208)	1,418,833	4,485,835
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	7,488,076	24,484,433	(710,916)	8,185,536	39,447,129	—	30,338	—	2,142,701
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	11,548,504	5,467,166	(350,652)	(718,868)	15,946,150	266,766	(13,225)	235,349	1,623,844
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	1,157,073	26,933,892	(648,283)	4,907,621	32,350,303	—	29,546	—	550,737
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	26,054,438	—	(15,956,658)	(10,097,780)	—	—	10,551,707	—	—
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	28,622,786	3,197,758	(4,736,386)	5,660,400	32,744,558	—	680,012	—	971,937
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	34,799,019	17,198,675	(390,237)	(2,164,364)	49,443,093	1,166,807	(22,139)	654,649	4,446,321
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	45,223,526	20,903,902	(11,005,771)	13,690,784	68,812,441	—	1,342,147	—	1,904,579
Total	263,414,350			22,002,706	362,396,797	4,510,187	15,898,861	2,333,183

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	213,099,728	213,099,728
Exchange-Traded Fixed Income Funds	20,193,656	—	—	—	20,193,656
Fixed Income Funds	—	—	—	111,638,197	111,638,197
Residential Mortgage-Backed Securities - Agency	—	22,159,212	—	—	22,159,212
Options Purchased Puts	3,180,645	—	—	—	3,180,645
Money Market Funds	37,658,872	—	—	—	37,658,872
Total Investments in Securities	61,033,173	22,159,212	—	324,737,925	407,930,310
Investments in Derivatives
Asset
Futures Contracts	707,830	—	—	—	707,830
Swap Contracts	—	25,021	—	—	25,021
Liability
Futures Contracts	(110,818)	—	—	—	(110,818)
Total	61,630,185	22,184,233	—	324,737,925	408,552,343
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $41,974,819)	$42,352,868
Affiliated issuers (cost $298,829,502)	362,396,797
Options purchased (cost $4,847,059)	3,180,645
Margin deposits on:
Futures contracts	1,805,700
Swap contracts	273,202
Receivable for:
Capital shares sold	210,047
Dividends	2,655
Interest	20,563
Variation margin for futures contracts	65,296
Variation margin for swap contracts	2,225
Prepaid expenses	4,378
Trustees’ deferred compensation plan	24,754
Total assets	410,339,130
Liabilities
Payable for:
Investments purchased	152,662
Investments purchased on a delayed delivery basis	22,181,178
Capital shares purchased	30,444
Variation margin for futures contracts	66,920
Management services fees	1,421
Distribution and/or service fees	2,659
Service fees	19,519
Compensation of board members	8,074
Compensation of chief compliance officer	23
Other expenses	27,227
Trustees’ deferred compensation plan	24,754
Total liabilities	22,514,881
Net assets applicable to outstanding capital stock	$387,824,249
Represented by
Trust capital	$387,824,249
Total - representing net assets applicable to outstanding capital stock	$387,824,249
Class 1
Net assets	$3,480
Shares outstanding	233
Net asset value per share(a)	$14.96
Class 2
Net assets	$387,820,769
Shares outstanding	26,086,021
Net asset value per share	$14.87

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$433,801
Dividends — affiliated issuers	2,333,183
Interest	141
Total income	2,767,125
Expenses:
Management services fees	471,351
Distribution and/or service fees
Class 2	860,685
Service fees	207,182
Compensation of board members	18,290
Custodian fees	22,288
Printing and postage fees	19,522
Audit fees	29,500
Legal fees	13,740
Interest on collateral	1,473
Compensation of chief compliance officer	90
Other	9,564
Total expenses	1,653,685
Net investment income	1,113,440
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(177,320)
Investments — affiliated issuers	15,898,861
Capital gain distributions from underlying affiliated funds	4,510,187
Foreign currency translations	12,958
Futures contracts	4,594,942
Options purchased	(4,759,695)
Swap contracts	137,972
Net realized gain	20,217,905
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(750,642)
Investments — affiliated issuers	22,002,706
Futures contracts	245,509
Options purchased	(501,266)
Swap contracts	(13,233)
Net change in unrealized appreciation (depreciation)	20,983,074
Net realized and unrealized gain	41,200,979
Net increase in net assets resulting from operations	$42,314,419
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$1,113,440	$1,005,925
Net realized gain (loss)	20,217,905	(2,925,610)
Net change in unrealized appreciation (depreciation)	20,983,074	26,178,710
Net increase in net assets resulting from operations	42,314,419	24,259,025
Increase in net assets from capital stock activity	61,469,870	73,577,005
Total increase in net assets	103,784,289	97,836,030
Net assets at beginning of year	284,039,960	186,203,930
Net assets at end of year	$387,824,249	$284,039,960

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	4,866,878	67,596,025	6,496,681	78,688,976
Redemptions	(427,993)	(6,126,155)	(430,306)	(5,111,971)
Net increase	4,438,885	61,469,870	6,066,375	73,577,005
Total net increase	4,438,885	61,469,870	6,066,375	73,577,005
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$13.18	0.08	1.70	1.78
Year Ended 12/31/2020	$11.97	0.09	1.12	1.21
Year Ended 12/31/2019(d)	$10.75	0.10	1.12	1.22
Class 2
Year Ended 12/31/2021	$13.12	0.05	1.70	1.75
Year Ended 12/31/2020	$11.95	0.06	1.11	1.17
Year Ended 12/31/2019	$10.10	0.07	1.78	1.85
Year Ended 12/31/2018	$10.47	0.04	(0.41)	(0.37)
Year Ended 12/31/2017(f)	$10.00	(0.01)	0.48	0.47

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$14.96	13.51%	0.23%(c)	0.23%(c)	0.57%	113%	$3
Year Ended 12/31/2020	$13.18	10.11%	0.24%	0.24%	0.75%	94%	$3
Year Ended 12/31/2019(d)	$11.97	11.35%	0.25%(e)	0.25%(e)	1.02%(e)	24%	$3
Class 2
Year Ended 12/31/2021	$14.87	13.34%	0.48%(c)	0.48%(c)	0.32%	113%	$387,821
Year Ended 12/31/2020	$13.12	9.79%	0.49%	0.49%	0.46%	94%	$284,037
Year Ended 12/31/2019	$11.95	18.32%	0.52%	0.52%	0.61%	24%	$186,201
Year Ended 12/31/2018	$10.10	(3.53%)	0.67%	0.58%	0.41%	45%	$80,119
Year Ended 12/31/2017(f)	$10.47	4.70%	1.19%(e)	0.52%(e)	(0.26%)(e)	109%	$12,190
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Managed Risk U.S. Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
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Notes to Financial Statements  (continued)
December 31, 2021
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
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Notes to Financial Statements  (continued)
December 31, 2021
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
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Notes to Financial Statements  (continued)
December 31, 2021
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2021
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
20	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	25,021*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	576,172*
Equity risk	Investments, at value — Options Purchased	3,180,645
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	131,658*
Total		3,913,496

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	109,905*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	913*
Total		110,818

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	137,972	137,972
Equity risk	5,667,100	(4,759,695)	—	907,405
Interest rate risk	(1,072,158)	—	—	(1,072,158)
Total	4,594,942	(4,759,695)	137,972	(26,781)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(13,233)	(13,233)
Equity risk	62,709	(501,266)	—	(438,557)
Interest rate risk	182,800	—	—	182,800
Total	245,509	(501,266)	(13,233)	(268,990)
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	51,794,827
Futures contracts — short	4,007,666
Credit default swap contracts — sell protection	11,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	3,885,593

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
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Notes to Financial Statements  (continued)
December 31, 2021
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	2,225	2,225
Options purchased puts	3,180,645	-	3,180,645
Total assets	3,180,645	2,225	3,182,870
Total financial and derivative net assets	3,180,645	2,225	3,182,870
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	3,180,645	2,225	3,182,870

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
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Notes to Financial Statements  (continued)
December 31, 2021
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.14% of the Fund’s average daily net assets.
24	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $432,715,129 and $366,792,726, respectively, for the year ended December 31, 2021, of which $310,659,626 and $300,766,738, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is
26	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk U.S. Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
30	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
34	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2021	35

Variable Portfolio – Managed Risk U.S. Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2032 AW (2/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the thirteen series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2020 includes fees from three funds that liquidated during the period. Fiscal year 2021 includes fees from one fund that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31,

2020 are approximately as follows:

20212020

$423,300            $536,300

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$5,000                $8,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$5,600                $5,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2021 and December 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$520,000           $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit

Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$530,600             $533,600

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Variable Insurance Trust
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 22, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 22, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 22, 2022